UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07607

Morgan Stanley Variable Insurance Fund, Inc.

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2020

Item 1 - Report to Shareholders

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Core Plus Fixed Income Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Liquidity Risk Management Program	33
Federal Tax Notice	34
Director and Officer Information	35

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Core Plus Fixed Income Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,038.50	$1,021.72	$3.48	$3.46	0.68%
Core Plus Fixed Income Portfolio Class II	1,000.00	1,037.70	1,020.46	4.76	4.72	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 7.80%, net of fees, and 7.55%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Index (the "Index"), which returned 7.51%.

Factors Affecting Performance

•  Over the 12-month period ending December 31, 2020, U.S. Treasury yields fell drastically across the curve as the market sharply sold off due to the coronavirus pandemic and its economic fallout. Over the year, 10-year U.S. Treasury yields fell 100 basis points, ending the year at 0.92%.(1) Yields fell outside the U.S. as well, in both the developed and emerging markets, as central banks cut interest rates in response to the coronavirus.

•  Credit spreads on investment grade corporate bonds (represented by the Bloomberg Barclays U.S. Corporate Index) ended the year flat, but were very volatile throughout the year, particularly in the first and second quarters of 2020 when spreads widened. We added corporate bonds to the portfolio at wide credit spread levels, which helped contribute to the portfolio's outperformance as spreads subsequently tightened during the second half of the year.

•  Overall positioning in securitized assets had a positive impact on relative performance, driven by the portfolio's exposure to non-agency residential mortgage-backed securities (RMBS). The portfolio's agency commercial mortgage-backed securities (CMBS) and RMBS positioning also marginally contributed to relative performance. The portfolio's exposure to non-agency CMBS and asset-backed securities (ABS) detracted from relative performance as they were disproportionally impacted by the market sell-off in the first quarter of 2020. However, both non-agency CMBS and ABS started to recover later in the year, and spreads had narrowed from their widest levels seen during March and April 2020.

•  Out-of-Index holdings in high yield and convertible bonds added to performance, particularly in the second half of the year as these sectors rallied.

•  The portfolio's Treasury inflation-protected securities (TIPS) position detracted from overall performance as inflation expectations collapsed at the beginning of 2020. The investment team subsequently closed out of the TIPS position in the first quarter of 2020.

Management Strategies

•  Throughout the period, we maintained an overweight position to spread (non-government) sectors that we believed had strong or improving fundamentals, as well as areas that we think will be more resilient given market impacts caused by the coronavirus.

•  The Fund was positioned with an overweight to investment grade credit and to financials, in particular, as we believe that these companies can continue to reduce risk in light of the regulatory environment.

•  The Fund also had allocations to riskier segments of the market such as high yield corporates, non-agency mortgage-backed securities, ABS and convertible bonds. We also added to these areas at wide spread levels to capitalize on the spread tightening that was seen in the second half of 2020.

•  With regard to interest rate strategy, the Fund ended the year with a flat overall duration, with a short duration position in the U.S. and a long duration position in emerging markets and non-U.S. developed markets.

(1)  Source: Bloomberg L.P. Data as of December 31, 2020.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1)

	Period Ended December 31, 2020
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	7.80%	6.01%	5.16%	5.10%
Bloomberg Barclays U.S. Aggregate Index	7.51	4.44	3.84	5.24
Fund – Class II(4)	7.55	5.73	4.90	4.10
Bloomberg Barclays U.S. Aggregate Index	7.51	4.44	3.84	4.30

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.3%)
Agency Adjustable Rate Mortgages (0.1%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.62%, 3.10%, 7/1/45	$92	$96
Federal National Mortgage Association, Conventional Pool:
12 Month USD LIBOR + 1.59%, 2.15%, 12/1/45	22	22
		118
Agency Fixed Rate Mortgages (18.8%)
Federal Home Loan Mortgage Corporation, Gold Pools: 3.50%, 1/1/44	487	529
4.00%, 12/1/41 - 10/1/44	567	622
5.41%, 7/1/37 - 8/1/37	19	21
5.44%, 1/1/37 - 2/1/38	50	55
5.46%, 5/1/37 - 1/1/38	49	56
5.48%, 8/1/37	11	12
5.50%, 8/1/37 - 4/1/38	58	65
5.52%, 10/1/37	5	6
5.62%, 12/1/36 - 8/1/37	59	66
6.00%, 8/1/37 - 5/1/38	16	19
6.50%, 9/1/32	8	9
7.50%, 5/1/35	26	30
8.00%, 8/1/32	17	20
8.50%, 8/1/31	21	25
Federal National Mortgage Association, Conventional Pools: 2.50%, 2/1/50	382	402
3.00%, 7/1/49	162	167
3.50%, 7/1/46 - 7/1/49	1,720	1,842
4.00%, 11/1/41 - 8/1/49	1,065	1,156
4.50%, 8/1/40 - 9/1/48	1,113	1,238
5.00%, 7/1/40	73	84
5.62%, 12/1/36	19	20
6.00%, 12/1/38	375	444
6.50%, 11/1/27 - 10/1/38	14	15
7.00%, 6/1/29	6	7
7.50%, 8/1/37	44	54
8.00%, 4/1/33	35	43
8.50%, 10/1/32	35	43
9.50%, 4/1/30	3	3
February TBA: 2.00%, 2/1/51 (a)	10,550	10,942
January TBA: 1.50%, 1/1/51 (a)	1,950	1,970
2.50%, 1/1/51 (a)	7,475	7,880
3.00%, 1/1/51 (a)	1,050	1,100
3.50%, 1/1/51 (a)	3,375	3,568
	Face Amount (000)		Value (000)
Government National Mortgage Association, Various Pools: 3.50%, 11/20/40 - 7/20/46		$392	$420
4.00%, 7/15/44 - 5/20/49		986	1,057
5.00%, 12/20/48 - 2/20/49		60	65
			34,055
Asset-Backed Securities (10.6%)
Aaset Trust, 3.84%, 5/15/39 (b)		219	208
Accredited Mortgage Loan Trust, 1 Month USD LIBOR + 0.60%, 0.75%, 4/25/34 (c)		457	452
Ajax Mortgage Loan Trust, 1.70%, 5/25/59 (b)		477	482
American Homes 4 Rent Trust, 6.07%, 10/17/52 (b)		490	554
AMSR 2019-SFR1 Trust, 2.77%, 1/19/39 (b)		600	637
Aqua Finance Trust, 3.47%, 7/16/40 (b)		300	313
Avant Loans Funding Trust, 4.65%, 4/15/26 (b)		400	398
5.00%, 11/17/25 (b)		150	151
Blackbird Capital Aircraft Lease Securitization Ltd., 5.68%, 12/16/41 (b)		380	337
Cascade Funding Mortgage Trust, 5.60%, 4/25/30 (b)(c)		200	212
7.30%, 4/25/30 (b)(c)		400	428
Cascade MH Asset Trust, 4.00%, 11/25/44 (b)(c)		371	392
CFMT 2020-HB3 LLC, 6.28%, 5/25/30 (b)(c)		250	252
Conn's Receivables Funding LLC, 3.62%, 6/17/24 (b)		250	251
Fair Square Issuance Trust, 2.90%, 9/20/24 (b)		200	202
Fairstone Financial Issuance Trust I, 3.95%, 3/21/33 (b)	CAD	250	198
Falcon Aerospace Ltd., 3.60%, 9/15/39 (b)		$228	219
Foundation Finance Trust, 3.86%, 11/15/34 (b)		222	230
Freed ABS Trust, 4.52%, 6/18/27 (b)		154	155
FREED ABS Trust, 3.87%, 6/18/26 (b)		261	264
4.61%, 10/20/25 (b)		520	527
GAIA Aviation Ltd., 7.00%, 12/15/44 (b)		304	186
Goodgreen Trust, 5.53%, 4/15/55 (b)		586	605
JOL Air Ltd., 4.95%, 4/15/44 (b)		227	186
Lunar Aircraft Ltd., 3.38%, 2/15/45 (b)		128	122
MACH 1 Cayman Ltd., 3.47%, 10/15/39 (b)		308	299

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Asset-Backed Securities (cont'd)
METAL LLC, 4.58%, 10/15/42 (b)		$368	$295
MFA LLC, 4.16%, 7/25/48 (b)		299	301
Mosaic Solar Loan Trust, 2.10%, 4/20/46 (b)		223	229
New Residential Mortgage LLC, 5.44%, 6/25/25 - 7/25/25 (b)		1,052	1,066
NovaStar Mortgage Funding Trust, 1 Month USD LIBOR + 1.06%, 1.21%, 12/25/33 (c)		317	315
Oxford Finance Funding LLC, 3.10%, 2/15/28 (b)		250	256
5.44%, 2/15/27 (b)		300	309
PNMAC GMSR Issuer Trust, 1 Month USD LIBOR + 2.85%, 3.00%, 2/25/23 (b)(c)		300	297
Pretium Mortgage Credit Partners I LLC, 2.86%, 5/27/59 (b)		439	441
3.72%, 2/27/60 (b)		365	368
Prosper Marketplace Issuance Trust, 5.50%, 10/15/24 (b)		543	542
PRPM LLC, 3.35%, 11/25/24 (b)		209	210
Raptor Aircraft Finance I LLC, 4.21%, 8/23/44 (b)		612	522
S-Jets Ltd., 7.02%, 8/15/42 (b)		684	376
SFS Asset Securitization LLC, 4.24%, 6/10/25 (b)		509	510
SLM Student Loan Trust, 3 Month EURIBOR + 0.55%, 0.04%, 7/25/39 - 1/25/40 (c)	EUR	1,100	1,261
Small Business Lending Trust, 2.85%, 7/15/26 (b)		$67	67
Sprite Ltd., 4.25%, 12/15/37 (b)		225	214
START Ireland, 4.09%, 3/15/44 (b)		157	154
Tricon American Homes Trust, 5.10%, 1/17/36 (b)		400	419
5.15%, 9/17/34 (b)		400	409
Upstart Securitization Trust, 3.09%, 4/22/30 (b)		580	589
3.73%, 9/20/29 (b)		550	562
VCAT LLC, 3.67%, 8/25/50 (b)		346	350
VOLT LXXXV LLC, 3.23%, 1/25/50 (b)		437	439
VOLT LXXXVIII LLC, 2.98%, 3/25/50 (b)		442	443
			19,204
	Face Amount (000)		Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (1.2%)
Federal Home Loan Mortgage Corporation, 1 Month USD LIBOR + 4.35%, 4.50%, 12/25/26 (b)(c)	$70		$70
1 Month USD LIBOR + 5.05%, 5.20%, 7/25/23 (c)	92		95
1 Month USD LIBOR + 5.25%, 5.40%, 7/25/26 (b)(c)	43		44
IO 0.33%, 11/25/27 (c)	13,358		289
0.43%, 8/25/27 (c)	8,250		219
2.63%, 1/25/49 (c)	715		150
2.73%, 9/25/48 (c)	3,100		657
3.46%, 10/25/38 (c)	800		274
IO REMIC 6.00% - 1 Month USD LIBOR, 5.84%, 11/15/43 - 6/15/44 (d)	1,544		259
6.05% - 1 Month USD LIBOR , 5.89%, 4/15/39 (d)	75		1
IO STRIPS 7.50%, 12/15/29	3		—	@
Federal National Mortgage Association, IO REMIC 6.00%, 5/25/33 - 7/25/33	141		30
IO STRIPS 8.00%, 4/25/24	—	@	—	@
8.00%, 6/25/35 (c)	10		2
9.00%, 11/25/26	1		—	@
REMIC 7.00%, 9/25/32	24		30
Government National Mortgage Association, IO 0.76%, 8/20/58 (c)	3,612		79
5.00%, 2/16/41	69		13
IO PAC 6.15% - 1 Month USD LIBOR, 6.00%, 10/20/41 (d)	422		16
			2,228
Commercial Mortgage-Backed Securities (6.3%)
Bancorp Commercial Mortgage Trust, 1 Month USD LIBOR + 2.30%, 2.46%, 9/15/36 (b)(c)	450		428
BANK 2019-BNK21, IO 0.87%, 10/17/52 (c)	3,985		250
BANK 2020-BNK30, 2.92%, 12/10/53 (c)	725		697
Barclays Commercial Mortgage Trust, IO 1.34%, 5/15/52 (c)	3,983		364
BF 2019-NYT Mortgage Trust, 1 Month USD LIBOR + 1.70%, 1.86%, 12/15/35 (b)(c)	600		598
BXP Trust, 1 Month USD LIBOR + 3.00%, 3.16%, 11/15/34 (b)(c)	650		454

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
Citigroup Commercial Mortgage Trust, 3.62%, 12/10/41 (b)(c)	$300	$236
IO 0.78%, 11/10/48 (c)	2,439	70
0.89%, 9/10/58 (c)	4,441	156
COMM Mortgage Trust, IO 0.10%, 7/10/45 (c)	9,811	18
0.72%, 10/10/47 (c)	2,865	62
1.01%, 7/15/47 (c)	2,714	78
CSWF 2018-TOP, 1 Month USD LIBOR + 1.45%, 1.61%, 8/15/35 (b)(c)	480	469
GS Mortgage Securities Trust, 4.74%, 8/10/46 (b)(c)	500	408
IO 0.73%, 9/10/47 (c)	4,609	103
1.22%, 10/10/48 (c)	4,763	228
InTown Hotel Portfolio Trust, 1 Month USD LIBOR + 2.05%, 2.21%, 1/15/33 (b)(c)	346	337
Jackson Park Trust LIC, 3.24%, 10/14/39 (b)(c)	400	370
JP Morgan Chase Commercial Mortgage Securities Trust, IO 0.51%, 4/15/46 (c)	6,000	70
0.68%, 12/15/49 (c)	2,903	77
0.94%, 7/15/47 (c)	6,478	106
JPMBB Commercial Mortgage Securities Trust, IO 1.00%, 8/15/47 (c)	3,561	95
MFT Trust, 3.48%, 2/10/42 (b)(c)	200	189
MKT 2020-525M Mortgage Trust, 2.94%, 2/12/40 (b)(c)	200	185
Multifamily Connecticut Avenue Securities Trust, 1 Month USD LIBOR + 1.95%, 2.10%, 3/25/50 (b)(c)	651	646
Natixis Commercial Mortgage Securities Trust, 1 Month USD LIBOR + 2.20%, 2.36%, 7/15/36 (b)(c)	500	489
4.13%, 5/15/39 (b)(c)	450	462
4.32%, 1/15/43 (b)(c)	200	201
4.41%, 2/15/39 (b)(c)	807	778
Olympic Tower 2017-OT Mortgage Trust, 3.57%, 5/10/39 (b)	600	650
SG Commercial Mortgage Securities Trust, 3.73%, 3/15/37 (b)(c)	450	455
4.51%, 2/15/41 (b)(c)	550	507
VMC Finance 2019-FL3 LLC, 1 Month USD LIBOR + 2.05%, 2.20%, 9/15/36 (b)(c)	481	470
Wells Fargo Commercial Mortgage Trust, 1 Month USD LIBOR + 1.74%, 1.90%, 2/15/37 (b)(c)	250	232
	Face Amount (000)	Value (000)
1 Month USD LIBOR + 2.21%, 2.37%, 1/15/35 (b)(c)	$200	$192
WFRBS Commercial Mortgage Trust, 4.14%, 5/15/45 (b)(c)	385	371
		11,501
Corporate Bonds (38.6%)
Energy (0.4%)
BP Capital Markets America, Inc. 3.12%, 5/4/26	375	415
Midwest Connector Capital Co. LLC 3.63%, 4/1/22 (b)(e)	175	178
Petrobras Global Finance BV 6.75%, 6/3/50	150	187
		780
Finance (16.7%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.13%, 7/3/23	575	616
Air Lease Corp. 2.30%, 2/1/25	325	337
American International Group, Inc. 4.50%, 7/16/44	150	193
Anthem, Inc. 2.25%, 5/15/30	150	160
Australia & New Zealand Banking Group Ltd. 2.57%, 11/25/35 (b)	200	204
AvalonBay Communities, Inc. 2.95%, 5/11/26	175	194
Avolon Holdings Funding Ltd. 2.88%, 2/15/25 (b)	475	485
Banco Bradesco SA 3.20%, 1/27/25 (b)	700	734
Banco Santander Chile 2.70%, 1/10/25 (b)	300	318
Bank of America Corp., 1.90%, 7/23/31	75	76
2.68%, 6/19/41	391	409
4.24%, 4/24/38	106	131
MTN 4.00%, 1/22/25	1,085	1,220
Bank of Montreal 3.80%, 12/15/32	450	510
BBVA USA 3.50%, 6/11/21	425	430
Belrose Funding Trust 2.33%, 8/15/30 (b)	575	593
BNP Paribas SA 4.40%, 8/14/28 (b)	300	356
Boston Properties LP 3.80%, 2/1/24	145	158
BPCE SA 5.15%, 7/21/24 (b)	550	627
Brookfield Finance LLC 3.45%, 4/15/50	250	266
Brookfield Finance, Inc. 4.00%, 4/1/24	525	577

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Brown & Brown, Inc., 2.38%, 3/15/31	$175	$184
4.20%, 9/15/24	275	306
Canadian Imperial Bank of Commerce 2.25%, 1/28/25	600	638
Capital One Financial Corp. 3.30%, 10/30/24	725	797
Chubb INA Holdings, Inc. 1.38%, 9/15/30	450	450
Citigroup, Inc., 2.67%, 1/29/31	647	695
4.41%, 3/31/31	123	149
4.45%, 9/29/27	175	207
5.50%, 9/13/25	250	301
CNO Financial Group, Inc. 5.25%, 5/30/29	170	206
Cooperatieve Rabobank UA 3.95%, 11/9/22	625	664
Credit Agricole SA 3.75%, 4/24/23 (b)	400	430
Credit Suisse Group AG 2.59%, 9/11/25 (b)	700	737
Crown Castle International Corp. 3.30%, 7/1/30	250	280
Danske Bank A/S 5.00%, 1/12/23 (b)	200	208
Deutsche Bank AG 3.95%, 2/27/23	425	452
GE Capital International Funding Co., Unlimited Co. 4.42%, 11/15/35	350	418
GLP Capital LP/GLP Financing II, Inc. 3.35%, 9/1/24	300	316
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	285	437
MTN 4.80%, 7/8/44	175	242
Grupo Aval Ltd. 4.38%, 2/4/30 (b)	200	213
HSBC Holdings PLC 4.25%, 3/14/24	750	828
HSBC USA, Inc. 3.50%, 6/23/24	250	274
Intercontinental Exchange, Inc. 1.85%, 9/15/32	550	555
Intesa Sanpaolo SpA 5.25%, 1/12/24	300	336
Itau Unibanco Holding SA 2.90%, 1/24/23 (b)	800	820
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 6/3/26 (b)	300	312
JPMorgan Chase & Co., 2.74%, 10/15/30	625	680
4.13%, 12/15/26	550	644
Lloyds Banking Group PLC 4.38%, 3/22/28	525	625
	Face Amount (000)	Value (000)
Macquarie Bank Ltd. 2.30%, 1/22/25 (b)	$450	$478
Marsh & McLennan Cos., Inc. 2.25%, 11/15/30	350	371
MassMutual Global Funding II 3.40%, 3/8/26 (b)	400	450
Metropolitan Life Global Funding I 2.95%, 4/9/30 (b)	150	169
MPT Operating Partnership LP/ MPT Finance Corp. 5.00%, 10/15/27	175	186
Nationwide Building Society, 4.30%, 3/8/29 (b)	375	436
4.36%, 8/1/24 (b)	200	217
Oversea-Chinese Banking Corp. Ltd. 1.83%, 9/10/30 (b)	200	203
Pine Street Trust I 4.57%, 2/15/29 (b)	250	297
Progressive Corp. (The), 3.20%, 3/26/30	150	173
4.00%, 3/1/29	100	120
Quicken Loans LLC/ Quicken Loans Co-Issuer, Inc. 3.88%, 3/1/31 (b)	270	281
Realty Income Corp. 0.75%, 3/15/26	277	277
Royal Bank of Scotland Group PLC 3.88%, 9/12/23	250	271
Santander UK Group Holdings PLC 3.57%, 1/10/23	900	928
Societe Generale SA 2.63%, 1/22/25 (b)	425	450
Standard Chartered PLC, 3.05%, 1/15/21 (b)	375	375
4.64%, 4/1/31 (b)	200	242
Syngenta Finance N.V. 4.89%, 4/24/25 (b)	550	591
TD Ameritrade Holding Corp. 3.63%, 4/1/25	475	529
Travelers Cos., Inc. (The) 3.75%, 5/15/46	200	251
University of Chicago (The), Series C 2.55%, 4/1/50	120	121
Wells Fargo & Co., 2.57%, 2/11/31	175	186
2.88%, 10/30/30	225	246
5.01%, 4/4/51	125	178
Westpac Banking Corp. 2.67%, 11/15/35	150	155
		30,179
Industrials (18.9%)
AbbVie, Inc. 4.25%, 11/21/49	200	252
Adobe, Inc. 2.30%, 2/1/30	325	352
Akamai Technologies, Inc. 0.38%, 9/1/27	181	203

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC 3.50%, 2/15/23 (b)	$175	$180
Amazon.com, Inc., 2.50%, 6/3/50	225	234
4.25%, 8/22/57	100	143
Amgen, Inc. 3.15%, 2/21/40	175	193
Anheuser-Busch InBev Worldwide, Inc., 4.50%, 6/1/50	250	316
4.60%, 4/15/48	225	285
4.75%, 1/23/29	150	185
Apple, Inc. 2.95%, 9/11/49	250	281
Arches Buyer, Inc. 4.25%, 6/1/28 (b)	270	274
AT&T, Inc., 2.25%, 2/1/32	450	457
3.55%, 9/15/55 (b)	250	250
3.65%, 9/15/59 (b)	50	51
Automatic Data Processing, Inc. 1.25%, 9/1/30	450	450
Baidu, Inc. 1.72%, 4/9/26	275	279
Baptist Healthcare System Obligated Group, Series 20B 3.54%, 8/15/50	180	202
BAT Capital Corp. 3.56%, 8/15/27	550	613
Boeing Co. (The), 3.25%, 2/1/35	75	77
3.95%, 8/1/59	200	214
Booking Holdings, Inc. 0.90%, 9/15/21	105	122
BP Capital Markets PLC, 4.38%, 6/22/25 (f)	150	161
4.88%, 3/22/30 (f)	150	168
Braskem Netherlands Finance BV 4.50%, 1/31/30 (b)	310	319
Campbell Soup Co. 3.13%, 4/24/50	300	318
Canadian National Railway Co. 2.45%, 5/1/50	200	208
Charter Communications Operating LLC/ Charter Communications Operating Capital, 2.80%, 4/1/31	250	265
3.85%, 4/1/61	350	354
Children's Health System of Texas 2.51%, 8/15/50	175	171
Cigna Corp., 2.40%, 3/15/30	75	80
3.05%, 10/15/27	100	112
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	220	229
	Face Amount (000)	Value (000)
Coca-Cola Femsa SAB de CV 2.75%, 1/22/30	$400	$431
Comcast Corp., 1.95%, 1/15/31	425	437
2.45%, 8/15/52	350	340
4.25%, 1/15/33	200	251
Conagra Brands, Inc. 1.38%, 11/1/27	225	227
Concho Resources, Inc. 4.88%, 10/1/47	150	204
CVS Health Corp., 1.75%, 8/21/30	150	151
3.75%, 4/1/30	373	435
5.05%, 3/25/48	200	271
5.13%, 7/20/45	75	101
Deere & Co. 3.10%, 4/15/30	125	143
Dell International LLC/EMC Corp., 4.90%, 10/1/26 (b)	200	236
6.02%, 6/15/26 (b)	175	214
Delta Air Lines, Inc., Series AA 3.20%, 10/25/25	250	257
Diageo Capital PLC 2.13%, 10/24/24	450	475
Diamond Sports Group LLC/Diamond Sports Finance Co. 6.63%, 8/15/27 (b)(e)	250	152
Diamondback Energy, Inc. 3.25%, 12/1/26	425	454
Enbridge, Inc. 2.50%, 1/15/25	250	268
Energy Transfer Operating LP 2.90%, 5/15/25	250	265
Enterprise Products Operating LLC 4.20%, 1/31/50	350	413
Equinix, Inc. 1.55%, 3/15/28	350	356
Ford Motor Credit Co., LLC, 3.10%, 5/4/23	200	202
4.39%, 1/8/26	200	210
Fortune Brands Home & Security, Inc. 4.00%, 9/21/23	350	382
Fox Corp. 5.58%, 1/25/49	200	293
Galaxy Pipeline Assets Bidco Ltd. 1.75%, 9/30/27 (b)	575	585
General Motors Co. 6.60%, 4/1/36	125	169
General Motors Financial Co., Inc., 3.85%, 1/5/28	150	167
4.35%, 1/17/27	375	427
Georgia-Pacific LLC 2.30%, 4/30/30 (b)	325	348
Gilead Sciences, Inc. 2.80%, 10/1/50	175	174

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Glencore Funding LLC 4.13%, 3/12/24 (b)		$450	$496
Grifols SA 2.25%, 11/15/27 (b)	EUR	200	248
GSK Finance No 3 PLC 0.00%, 6/22/23 (b)		$250	259
HCA, Inc. 5.50%, 6/15/47		300	401
Heathrow Funding Ltd. 4.88%, 7/15/23 (b)		435	444
Imperial Brands Finance PLC 3.13%, 7/26/24 (b)		350	375
International Business Machines Corp. 2.95%, 5/15/50		200	214
J2 Global, Inc. 4.63%, 10/15/30 (b)		250	264
Johns Hopkins University, Series A 2.81%, 1/1/60		270	286
Kimberly-Clark de Mexico SAB de CV 2.43%, 7/1/31 (b)		300	310
Las Vegas Sands Corp. 3.20%, 8/8/24		175	185
Level 3 Financing, Inc. 3.40%, 3/1/27 (b)		325	355
Lowe's Cos., Inc. 1.70%, 10/15/30		325	330
LYB International Finance III LLC 4.20%, 5/1/50		175	205
McLaren Health Care Corp., Series A 4.39%, 5/15/48		250	330
Meituan 2.13%, 10/28/25 (b)		200	203
Methodist Hospital (The), Series 20A 2.71%, 12/1/50		300	307
Newcastle Coal Infrastructure Group Pty Ltd. 4.40%, 9/29/27 (b)		475	488
Newmont Corp. 2.25%, 10/1/30		250	264
NIKE, Inc. 2.85%, 3/27/30		300	340
Nissan Motor Co. Ltd. 3.04%, 9/15/23 (b)		275	288
NVIDIA Corp. 2.85%, 4/1/30		300	338
Occidental Petroleum Corp., 3.20%, 8/15/26		45	42
5.55%, 3/15/26		325	340
Palo Alto Networks, Inc. 0.75%, 7/1/23		159	225
Pioneer Natural Resources Co. 0.25%, 5/15/25 (b)		225	300
Procter & Gamble Co. (The) 1.20%, 10/29/30		250	251
Raytheon Technologies Corp. 4.50%, 6/1/42		150	196
	Face Amount (000)		Value (000)
Resort at Summerlin LP, Series B 13.00%, 12/15/07 (g)(h)(i)(j)		$299	$—
Resorts World Las Vegas LLC/ RWLV Capital, Inc. 4.63%, 4/16/29 (b)		400	412
Rockies Express Pipeline LLC 3.60%, 5/15/25 (b)		475	491
Royalty Pharma PLC 2.20%, 9/2/30 (b)		175	180
Saudi Arabian Oil Co. 3.25%, 11/24/50 (b)		200	203
Shell International Finance BV 3.13%, 11/7/49		250	277
Sherwin-Williams Co. (The) 2.30%, 5/15/30		450	471
Siemens Financieringsmaatschappij N.V. 2.35%, 10/15/26 (b)		525	567
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC 3.36%, 3/20/23 (b)		199	201
Standard Industries, Inc. 2.25%, 11/21/26 (b)	EUR	125	155
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		$200	219
T-Mobile USA, Inc., 2.25%, 11/15/31 (b)		350	360
3.60%, 11/15/60 (b)		100	106
Telefonica Emisiones SA 4.10%, 3/8/27		550	637
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 7/21/21		46	46
Trimble, Inc. 4.15%, 6/15/23		625	677
TSMC Global Ltd. 0.75%, 9/28/25 (b)		250	249
Twitter, Inc. 1.00%, 9/15/21		344	351
Upjohn, Inc. 4.00%, 6/22/50 (b)		150	172
Verint Systems, Inc. 1.50%, 6/1/21		200	220
Verizon Communications, Inc., 2.65%, 11/20/40		300	303
2.99%, 10/30/56 (b)		125	126
4.67%, 3/15/55		268	361
Volkswagen Group of America Finance LLC 4.75%, 11/13/28 (b)		275	336
VTR Finance 6.38%, 7/15/28 (b)		200	219
Walmart, Inc., 2.95%, 9/24/49		52	60
4.05%, 6/29/48		44	60
Walt Disney Co. (The), 2.75%, 9/1/49		397	421
3.60%, 1/13/51		61	74

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Western Digital Corp. 1.50%, 2/1/24	$225	$225
Western Midstream Operating LP 4.10%, 2/1/25	300	310
Williams Cos., Inc. (The) 4.85%, 3/1/48	350	431
		34,240
Utilities (2.6%)
Boston Gas Co. 3.00%, 8/1/29 (b)	225	249
Calpine Corp. 4.50%, 2/15/28 (b)	350	365
DTE Electric Co. 2.95%, 3/1/50	100	112
Duke Energy Indiana LLC, Series YYY 3.25%, 10/1/49	150	170
Enel Finance International N.V. 3.63%, 5/25/27 (b)	275	313
Entergy Louisiana LLC 1.60%, 12/15/30	200	202
FirstEnergy Corp., Series C 3.40%, 3/1/50 (e)	250	241
Korea Hydro & Nuclear Power Co., Ltd. 3.75%, 7/25/23 (b)	710	768
Mississippi Power Co. 3.95%, 3/30/28	500	583
Northern States Power Co. 2.90%, 3/1/50	250	283
NRG Energy, Inc. 3.63%, 2/15/31 (b)	190	196
Oglethorpe Power Corp. 5.05%, 10/1/48	250	318
ONEOK, Inc. 3.10%, 3/15/30	375	400
Pacific Gas and Electric Co. 3.30%, 8/1/40	175	175
Xcel Energy, Inc. 2.60%, 12/1/29	325	352
		4,727
		69,926
Mortgages — Other (13.4%)
Alternative Loan Trust, 1 Month USD LIBOR + 0.18%, 0.33%, 5/25/47 (c)	108	101
5.50%, 2/25/36	6	5
6.00%, 7/25/37	49	42
PAC 5.50%, 2/25/36	3	3
6.00%, 4/25/36	14	10
	Face Amount (000)		Value (000)
Banc of America Alternative Loan Trust, 1 Month USD LIBOR + 0.65%, 0.80%, 7/25/46 (c)		$131	$97
5.86%, 10/25/36		297	129
6.00%, 4/25/36		2	2
Banc of America Funding Trust, 5.25%, 7/25/37		71	70
6.00%, 7/25/37		17	17
Bunker Hill Loan Depositary Trust, 1.72%, 2/25/55 (b)(c)		526	533
ChaseFlex Trust, 6.00%, 2/25/37		342	206
Classic RMBS Trust, 3.06%, 8/16/49 (b)	CAD	532	419
CSFB Mortgage-Backed Pass-Through Certificates, 6.50%, 11/25/35		$748	238
Eurosail BV, 3 Month EURIBOR + 1.80%, 1.29%, 10/17/40 (c)	EUR	300	349
Eurosail PLC, 3 Month GBP LIBOR + 0.95%, 0.99%, 6/13/45 (c)	GBP	421	564
Farringdon Mortgages No. 2 PLC, 3 Month GBP LIBOR + 1.50%, 1.55%, 7/15/47 (c)	GBP	209	283
Federal Home Loan Mortgage Corporation, 1 Month USD LIBOR + 2.35%, 2.50%, 4/25/30 (c)		$511	520
3.00%, 9/25/45 - 5/25/47		1,277	1,294
3.50%, 5/25/45 - 5/25/47		890	913
3.88%, 5/25/45 (b)(c)		21	21
4.00%, 5/25/45		38	39
Grifonas Finance PLC, 6 Month EURIBOR + 0.28%, 0.00%, 8/28/39 (c)	EUR	329	392
GSR Mortgage Loan Trust, 5.75%, 1/25/37		$113	99
HarborView Mortgage Loan Trust, 1 Month USD LIBOR + 0.19%, 0.34%, 1/19/38 (c)		285	267
Headlands Residential LLC, 3.97%, 6/25/24 (b)		150	151
IM Pastor 3 FTH, 3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (c)	EUR	376	415
JP Morgan Alternative Loan Trust, 6.00%, 12/25/35		$48	43
JP Morgan Mortgage Trust, 3.77%, 6/25/37 (c)		43	38
6.00%, 6/25/37		26	29
L1C 2020-1 LLC, 5.29%, 8/25/51 (b)		400	401
Landmark Mortgage Securities No. 1 PLC, 3 Month EURIBOR + 0.60%, 0.06%, 6/17/38 (c)	EUR	384	442
Legacy Mortgage Asset Trust, 3.25%, 2/25/60 (b)		$568	579

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Lehman Mortgage Trust, 6.50%, 9/25/37		$665	$335
LHOME Mortgage Trust, 3.23%, 10/25/24 (b)		170	171
4.58%, 10/25/23 (b)		400	405
New Residential Mortgage Loan Trust, 3.23%, 8/25/60 (b)		108	109
New Residential Mortgage Loan Trust, 4.00%, 9/25/57 (b)(c)		327	354
NRPL Trust, 4.25%, 7/25/67 (b)		457	462
OBX Trust, 3.50%, 2/25/60 (b)(c)		211	218
Paragon Mortgages No. 13 PLC, 3 Month GBP LIBOR + 0.40%, 0.45%, 1/15/39 (c)	GBP	264	353
RALI Trust, 6.00%, 4/25/36 - 1/25/37		$34	32
PAC 6.00%, 4/25/36		12	12
Residential Asset Securitization Trust, 6.00%, 7/25/36		24	20
RMF Buyout Issuance Trust, 1.71%, 6/25/30 (b)(c)		382	383
2.15%, 6/25/30 (b)(c)		150	151
Rochester Financing No. 2 PLC, 3 Month GBP LIBOR + 2.75%, 2.79%, 6/18/45 (c)	GBP	350	478
Seasoned Credit Risk Transfer Trust, 3.00%, 7/25/56 - 5/25/60		$5,523	5,929
4.00%, 7/25/56 (c)		300	302
4.00%, 8/25/56 (b)(c)		400	404
4.00%, 8/25/58 - 2/25/59		520	576
4.25%, 8/25/59 - 5/25/60(b)(c)		1,250	1,254
4.50%, 6/25/57		1,011	1,113
4.75%, 7/25/56 - 6/25/57(b)(c)		700	709
4.75%, 10/25/58 (c)		300	312
Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85%, 2.00%, 5/25/47 (b)(c)		840	734
TDA 27 FTA, 3 Month EURIBOR + 0.19%, 0.00%, 12/28/50 (c)	EUR	500	496
TVC Mortgage Trust, 3.47%, 9/25/24 (b)		$200	202
			24,225
Municipal Bonds (1.2%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue Series 2010B 6.40%, 1/1/40		115	171
City of New York, NY, Series G-1 5.97%, 3/1/36		245	357
	Face Amount (000)		Value (000)
Illinois State Toll Highway Authority, IL, Highway Revenue, Build America Bonds Series A 6.18%, 1/1/34		$705	$1,019
Pennsylvania State University/The, PA, Series D 2.84%, 9/1/50		325	340
University of Virginia, VA 2.26%, 9/1/50		325	320
			2,207
Sovereign (7.9%)
Australia Government Bond, 2.75%, 11/21/28	AUD	850	756
3.25%, 4/21/25		1,100	957
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	BRL	3,800	846
Croatia Government International Bond, 1.50%, 6/17/31	EUR	275	368
Dominican Republic International Bond, 5.88%, 1/30/60 (b)		$400	442
Ecuador Government International Bond, 0.50%, 7/31/30 - 7/31/40 (b)(k)		250	140
Egypt Government International Bond, 6.38%, 4/11/31 (b)	EUR	400	527
8.15%, 11/20/59 (b)		$200	221
Export-Import Bank of India, 3.25%, 1/15/30 (b)		200	214
Honduras Government International Bond, 5.63%, 6/24/30 (b)		150	172
Indonesia Treasury Bond, 8.25%, 5/15/29	IDR	5,325,000	437
8.38%, 3/15/34		4,816,000	400
Italy Buoni Poliennali Del Tesoro, 1.65%, 12/1/30 (b)	EUR	450	610
1.80%, 3/1/41 (b)		600	811
Mexican Bonos, 7.75%, 5/29/31	MXN	21,500	1,271
Mexico Government International Bond, 3.25%, 4/16/30 (e)		$300	325
Morocco Government International Bond, 4.00%, 12/15/50 (b)		200	207
New Zealand Government Bond, 2.75%, 4/15/37	NZD	800	678
Nigeria Government International Bond, 9.25%, 1/21/49 (b)		$400	471
Pertamina Persero PT, 6.50%, 11/7/48 (b)		350	494
Petroleos Mexicanos, 6.50%, 1/23/29		210	218
6.84%, 1/23/30		180	189
6.88%, 10/16/25 (b)		170	187
6.95%, 1/28/60		55	52
7.69%, 1/23/50		159	161
Qatar Government International Bond, 5.10%, 4/23/48 (b)		300	423

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Republic of Austria Government Bond, 0.85%, 12/31/99 (b)		$60	$97
2.10%, 12/31/99 (b)		42	115
Republic of Belarus Ministry of Finance, 6.38%, 2/24/31 (b)		220	224
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	15,032	977
8.25%, 3/31/32		5,109	313
Republic of Uzbekistan Bond, 3.70%, 11/25/30 (b)(e)		$200	211
Russian Foreign Bond — Eurobond, 5.63%, 4/4/42		400	557
Senegal Government International Bond, 6.25%, 5/23/33 (b)		200	225
			14,296
Supranational (0.2%)
Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (b)		350	380
Total Fixed Income Securities (Cost $170,557)			178,140
	Shares
Short-Term Investments (15.6%)
Investment Company (14.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $26,027)		26,026,879	26,027
Securities held as Collateral on Loaned Securities (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $710)		709,500	710
	Face Amount (000)
U.S. Treasury Security (0.5%)
U.S. Treasury Bill 0.09%, 6/3/21 (l)(m) (Cost $833)		$833	833
Sovereign (0.3%)
Egypt Treasury Bills, 13.60%, 3/2/21	EGP	725	45
13.65%, 3/2/21		1,200	75
13.66%, 3/2/21		1,800	113
13.68%, 3/2/21		2,575	162
13.69%, 3/2/21		1,200	75
13.70%, 3/2/21		175	11
Total Sovereign (Cost $474)			481
Total Short-Term Investments (Cost $28,044)			28,051
Total Investments (113.9%) (Cost $198,601) Including $1,117 of Securities Loaned (l)(m)			206,191
Liabilities in Excess of Other Assets (-13.9%)			(25,138)
Net Assets (100.0%)			$181,053

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2020.

(e)  All or a portion of this security was on loan at December 31, 2020.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2020.

(g)  Issuer in bankruptcy.

(h)  Non-income producing security; bond in default.

(i)  Acquired through exchange offer.

(j)  At December 31, 2020, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(k)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.

(l)  Rate shown is the yield to maturity at December 31, 2020.

(m)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(n)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts and futures contracts.

(o)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $198,190,000. The aggregate gross unrealized appreciation is approximately $10,648,000 and the aggregate gross unrealized depreciation is approximately $3,094,000, resulting in net unrealized appreciation of approximately $7,554,000.

@  Value is less than $500.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2020:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA		$54	ZAR	787	1/6/21	$	(— @)
Bank of America NA		$456	JPY	47,585	2/26/21		5
Barclays Bank PLC	AUD	5,521		$4,043	2/26/21		(215)
Barclays Bank PLC		$615	EUR	503	2/26/21		1
Barclays Bank PLC		$444	PLN	1,665	2/26/21		1
BNP Paribas SA	EUR	365		$435	2/26/21		(11)
BNP Paribas SA	IDR	5,140,174		$359	2/26/21		(6)
BNP Paribas SA	MXN	8,345		$419	2/26/21		2
BNP Paribas SA	PLN	1,665		$450	2/26/21		5
BNP Paribas SA		$35	CAD	44	2/26/21		— @
BNP Paribas SA	ZAR	787		$53	2/26/21		— @
BNP Paribas SA	ZAR	6,752		$434	2/26/21		(22)
Citibank NA		$568	CLP	424,875	2/26/21		30
Citibank NA		$454	JPY	46,950	2/26/21		1
Citibank NA		$456	KRW	507,940	2/26/21		12
Goldman Sachs International	EUR	317		$385	2/26/21		(3)
Goldman Sachs International	EUR	4,606		$5,470	2/26/21		(163)
JPMorgan Chase Bank NA	CLP	424,875		$558	2/26/21		(40)
JPMorgan Chase Bank NA	GBP	852		$1,137	2/26/21		(29)
JPMorgan Chase Bank NA	MXN	8,364		$417	2/26/21		(1)
JPMorgan Chase Bank NA		$1,202	AUD	1,617	2/26/21		45
JPMorgan Chase Bank NA		$449	NOK	4,060	2/26/21		25
JPMorgan Chase Bank NA	ZAR	2,348		$158	2/26/21		(— @)
JPMorgan Chase Bank NA	ZAR	1,586		$108	2/26/21		— @
UBS AG	CAD	827		$632	2/26/21		(18)
UBS AG	CHF	400		$452	2/26/21		(— @)
UBS AG	NZD	1,000		$698	2/26/21		(22)
UBS AG		$1,267	AUD	1,702	2/26/21		46
UBS AG		$7	GBP	5	2/26/21		— @
UBS AG		$41	MXN	842	2/26/21		1
UBS AG		$466	MXN	9,465	2/26/21		7
							$(349)

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2020:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	4	Mar-21	$400	$552	$— @
U.S. Treasury 2 yr. Note	46	Mar-21	9,200	10,165	8
U.S. Treasury 5 yr. Note	90	Mar-21	9,000	11,355	24
U.S. Treasury Ultra Long Bond	52	Mar-21	5,200	11,105	(161)
Short:
Euro OAT	13	Mar-21	(1,300)	(2,666)	1
German Euro 30 yr. Bond	1	Mar-21	(100)	(275)	1
German Euro Bund	8	Mar-21	(800)	(1,736)	2
U.S. Treasury 30 yr. Bond	8	Mar-21	(800)	(1,385)	12
U.S. Treasury Ultra Long Bond	36	Mar-21	(3,600)	(5,629)	15
					$(98)

@  Value is less than $500.

OAT  — Obligations Assimilables du Trésor (French Treasury Obligation)

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

EGP  — Egyptian Pound

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition*

Classification	Percentage of Total Investments
Industrials	16.7%
Agency Fixed Rate Mortgages	16.6
Finance	14.7
Short-Term Investments	13.3
Mortgages — Other	11.8
Asset-Backed Securities	9.3
Sovereign	7.0
Commercial Mortgage-Backed Securities	5.6
Other**	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $44,868,000 and net unrealized depreciation of approximately $98,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $349,000.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $171,864)	$179,454
Investment in Security of Affiliated Issuer, at Value (Cost $26,737)	26,737
Total Investments in Securities, at Value (Cost $198,601)	206,191
Foreign Currency, at Value (Cost $23)	23
Receivable for Investments Sold	11,572
Interest Receivable	1,098
Receivable for Variation Margin on Futures Contracts	601
Receivable for Fund Shares Sold	277
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	181
Tax Reclaim Receivable	5
Receivable from Affiliate	1
Receivable from Securities Lending Income	1
Other Assets	17
Total Assets	219,967
Liabilities:
Payable for Investments Purchased	36,946
Collateral on Securities Loaned, at Value	710
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	530
Payable for Fund Shares Redeemed	335
Payable for Advisory Fees	128
Deferred Capital Gain Country Tax	95
Payable for Servicing Fees	67
Payable for Custodian Fees	20
Payable for Distribution Fees — Class II Shares	19
Payable for Administration Fees	12
Payable for Professional Fees	11
Payable for Transfer Agency Fees	2
Other Liabilities	39
Total Liabilities	38,914
NET ASSETS	$181,053
Net Assets Consist of:
Paid-in-Capital	$163,698
Total Distributable Earnings	17,355
Net Assets	$181,053
CLASS I:
Net Assets	$86,993
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,422,743 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.72
CLASS II:
Net Assets	$94,060
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,052,693 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.68
(1) Including:
Securities on Loan, at Value:	$1,117

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $17 of Foreign Taxes Withheld)	$5,622
Dividends from Security of Affiliated Issuer (Note H)	60
Dividends from Securities of Unaffiliated Issuers	9
Income from Securities Loaned — Net	5
Total Investment Income	5,696
Expenses:
Advisory Fees (Note B)	678
Distribution Fees — Class II Shares (Note E)	235
Servicing Fees (Note D)	205
Administration Fees (Note C)	145
Professional Fees	137
Custodian Fees (Note G)	60
Pricing Fees	53
Shareholder Reporting Fees	36
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	7
Interest Expenses	1
Other Expenses	20
Total Expenses	1,587
Waiver of Advisory Fees (Note B)	(86)
Rebate from Morgan Stanley Affiliate (Note H)	(31)
Net Expenses	1,470
Net Investment Income	4,226
Realized Gain (Loss):
Investments Sold (Net of $9 of Capital Gain Country Tax)	6,452
Foreign Currency Forward Exchange Contracts	(477)
Foreign Currency Translation	(29)
Futures Contracts	580
Swap Agreements	182
Net Realized Gain	6,708
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $59)	1,950
Foreign Currency Forward Exchange Contracts	(213)
Foreign Currency Translation	4
Futures Contracts	(176)
Swap Agreements	5
Net Change in Unrealized Appreciation (Depreciation)	1,570
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,278
Net Increase in Net Assets Resulting from Operations	$12,504

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,226	$5,046
Net Realized Gain	6,708	4,158
Net Change in Unrealized Appreciation (Depreciation)	1,570	7,725
Net Increase in Net Assets Resulting from Operations	12,504	16,929
Dividends and Distributions to Shareholders:
Class I	(3,273)	(2,963)
Class II	(3,366)	(3,607)
Total Dividends and Distributions to Shareholders	(6,639)	(6,570)
Capital Share Transactions:(1)
Class I:
Subscribed	19,076	32,507
Distributions Reinvested	3,273	2,963
Redeemed	(30,207)	(18,360)
Class II:
Subscribed	22,491	18,320
Distributions Reinvested	3,366	3,607
Redeemed	(30,920)	(23,496)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(12,921)	15,541
Total Increase (Decrease) in Net Assets	(7,056)	25,900
Net Assets:
Beginning of Period	188,109	162,209
End of Period	$181,053	$188,109
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,662	2,899
Shares Issued on Distributions Reinvested	289	270
Shares Redeemed	(2,677)	(1,651)
Net Increase (Decrease) in Class I Shares Outstanding	(726)	1,518
Class II:
Shares Subscribed	1,965	1,659
Shares Issued on Distributions Reinvested	297	329
Shares Redeemed	(2,722)	(2,137)
Net Decrease in Class II Shares Outstanding	(460)	(149)

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$11.31		$10.63		$10.98		$10.67		$10.25
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28		0.35		0.34		0.34		0.33
Net Realized and Unrealized Gain (Loss)	0.58		0.79		(0.41)		0.32		0.30
Total from Investment Operations	0.86		1.14		(0.07)		0.66		0.63
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.46)		(0.28)		(0.35)		(0.21)
Net Realized Gain	(0.12)		—		—		—		—
Total Distributions	(0.45)		(0.46)		(0.28)		(0.35)		(0.21)
Net Asset Value, End of Period	$11.72		$11.31		$10.63		$10.98		$10.67
Total Return(3)	7.80%		10.88	%(4)	(0.65)%		6.24%		6.11	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$86,993		$92,157		$70,476		$79,752		$82,746
Ratio of Expenses Before Expense Limitation	0.75%		0.77%		0.76%		0.76%		0.72%
Ratio of Expenses After Expense Limitation	0.68	%(6)	0.69	%(6)	0.68	%(6)	0.68	%(6)	0.61	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.68	%(6)	N/A		N/A		N/A		0.61	%(6)
Ratio of Net Investment Income	2.47	%(6)	3.16	%(6)	3.12	%(6)	3.10	%(6)	3.06	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.02%
Portfolio Turnover Rate	296%		231%		220%		277%		376%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.07% higher and the Ratio of Net Investment Income would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Performance was positively impacted by approximately 0.10% due to the receipt of proceeds from the settlement of class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 10.78%.

(5)  Performance was positively impacted by approximately 1.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 4.34%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."
The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$11.27		$10.59		$10.94		$10.64		$10.22
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.25		0.32		0.31		0.31		0.30
Net Realized and Unrealized Gain (Loss)	0.58		0.79		(0.41)		0.31		0.30
Total from Investment Operations	0.83		1.11		(0.10)		0.62		0.60
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.43)		(0.25)		(0.32)		(0.18)
Net Realized Gain	(0.12)		—		—		—		—
Total Distributions	(0.42)		(0.43)		(0.25)		(0.32)		(0.18)
Net Asset Value, End of Period	$11.68		$11.27		$10.59		$10.94		$10.64
Total Return(3)	7.55%		10.61	%(4)	(0.91)%		5.89%		5.86	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$94,060		$95,952		$91,733		$111,585		$103,739
Ratio of Expenses Before Expense Limitation	1.00%		1.02%		1.01%		1.01%		0.97%
Ratio of Expenses After Expense Limitation	0.93	%(6)	0.94	%(6)	0.93	%(6)	0.93	%(6)	0.86	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.93	%(6)	N/A		N/A		N/A		0.86	%(6)
Ratio of Net Investment Income	2.22	%(6)	2.91	%(6)	2.87	%(6)	2.85	%(6)	2.81	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.02%
Portfolio Turnover Rate	296%		231%		220%		277%		376%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation would have been 0.07% higher and the Ratio of Net Investment Income would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Performance was positively impacted by approximately 0.10% due to the receipt of proceeds from the settlement of class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II shares would have been approximately 10.51%.

(5)  Performance was positively impacted by approximately 1.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II shares would have been approximately 4.09%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$118	$—		$118
Agency Fixed Rate Mortgages	—	34,055	—		34,055
Asset-Backed Securities	—	19,204	—		19,204
Collateralized Mortgage Obligations - Agency Collateral Series	—	2,228	—		2,228
Commercial Mortgage-Backed Securities	—	11,501	—		11,501
Corporate Bonds	—	69,926	—	†	69,926	†
Mortgages - Other	—	24,225	—		24,225
Municipal Bonds	—	2,207	—		2,207
Sovereign	—	14,296	—		14,296
Supranational	—	380	—		380
Total Fixed Income Securities	—	178,140	—	†	178,140	†
Short-Term Investments
Investment Company	26,737	—	—		26,737
Sovereign	—	481	—		481
U.S. Treasury Securities	—	833	—		833
Total Short-Term Investments	26,737	1,314	—		28,051
Foreign Currency Forward Exchange Contracts	—	181	—		181
Futures Contracts	63	—	—		63
Total Assets	26,800	179,635	—	†	206,435	†

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(530)	$—		$(530)
Futures Contracts	(161)	—	—		(161)
Total Liabilities	(161)	(530)	—		(691)
Total	$26,639	$179,105	$—	†	$205,744 †

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bond (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$—

†  Includes a security valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

As of December 31, 2020, the Fund did not have any open swap agreements.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$181
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	63	(a)
Total			$244
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(530)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(161	)(a)
Total			$(691)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(477)
Interest Rate Risk	Futures Contracts	580
Credit Risk	Swap Agreements	182
Total		$285
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(213)
Interest Rate Risk	Futures Contracts	(176)
Credit Risk	Swap Agreements	5
Total		$(384)

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$181	$(530)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$5	$—	$—	$5
Barclays Bank PLC	2	(2)	—	0
BNP Paribas SA	7	(7)	—	0
Citibank NA	43	—	—	43
JPMorgan Chase Bank NA	70	(70)	—	0
UBS AG	54	(40)	—	14
Total	$181	$(119)	$—	$62
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$215	$(2)	$—	$213
BNP Paribas SA	39	(7)	—	32
Goldman Sachs International	166	—	—	166
JPMorgan Chase Bank NA	70	(70)	—	0
UBS AG	40	(40)	—	0
Total	$530	$(119)	$—	$411

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$34,538,000
Futures Contracts:
Average monthly notional value	$63,020,000
Swap Agreements:
Average monthly notional amount	$1,483,000

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,117	(d)	$—	$(1,117	)(e)(f)	$0

(d)  Represents market value of loaned securities at year end.

(e)  The Fund received cash collateral of approximately $710,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $432,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$161	$—	$—	$—	$161
Sovereign	549	—	—	—	549
Total Borrowings	$710	$—	$—	$—	$710
Gross amount of recognized liabilities for securities lending transactions					$710

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.31% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares and 0.95% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $86,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $109,364,000 and $100,664,000, respectively. For the year ended December 31, 2020, purchases and sales of long-term U.S. Government securities were approximately $410,087,000 and $430,408,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $31,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$16,060	$91,504	$80,827	$60
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$26,737

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,132	$507	$6,570	$—

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$8,539	$2,064

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 56.7%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

M. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2021

32

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

33

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $507,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

34

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

36

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
3386922 EXP 02.28.22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Discovery Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	23
Liquidity Risk Management Program	24
Federal Tax Notice	25
Director and Officer Information	26

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example (unaudited)

Discovery Portfolio

As a shareholder of the Discovery Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Discovery Portfolio Class I	$1,000.00	$1,565.60	$1,020.36	$6.13	$4.82	0.95%
Discovery Portfolio Class II	1,000.00	1,565.00	1,019.86	6.77	5.33	1.05

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited)

Discovery Portfolio

The Fund seeks long term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 152.30%, net of fees, and 152.04%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 35.59%.

Please keep in mind that high triple-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  U.S. equities reversed a steep sell-off caused by the COVID-19 pandemic shock, aided by massive fiscal and monetary stimulus that kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Promising vaccine news throughout the year, along with the start of vaccine distribution across the U.S. and Europe in December 2020, also helped investors look past resurgences of the virus and renewed curbs on social and business activity that have slowed the economic recovery in the short term. Political uncertainty eased after the U.S. election in November 2020, with markets taking a positive stance on a Biden administration and the prospect for additional fiscal stimulus in 2021.

•  Within the Index, communication services, information technology and health care were the top-performing sectors, while energy (the only sector with negative performance), consumer staples and materials were the bottom three performing sectors in the 12-month period.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period mainly due to favorable stock selection, with a smaller contribution from sector allocations.

•  Stock selection was the strongest across the information technology sector. A proprietary cloud-based communications platform that connects users through frictionless video, voice, chat and content sharing, was the top contributor in the sector and across the portfolio. Its shares continued to advance on solid results which significantly surpassed expectations and were characterized by strong revenue growth, customer base expansion, speed to scale in international markets, higher profit margins, traction with new products, and a raised financial outlook. The company has experienced growing use of its products by both consumers and businesses as video-based communication has become mission critical during the COVID-19 pandemic.

•  Stock selection in consumer discretionary was also strongly favorable, led by a holding in an online furniture retailer. The company has benefited from the accelerating adoption of e-commerce across markets, which led to strong revenue and profit growth that materially exceeded Street expectations. To a lesser extent, the Fund benefited from stock selection in health care and communication services.

•  Given the magnitude of the Fund's outperformance relative to the benchmark, there were no meaningful sector detractors from performance. While stock selection in industrials detracted slightly from relative performance, the gain from an underweight allocation to the sector more than compensated. Although the information technology sector was by far the largest contributor to performance, the strength in these holdings was partly offset by weakness in a provider of cloud-based business planning software, which was the largest detractor across the portfolio. Shares of the company sold off earlier in 2020 on disappointing quarterly results, characterized by weaker than expected billings growth which was attributed to changes in sales leadership and an organizational restructuring, resulting in weaker execution and fewer new deal closings. The position in the company was eliminated during the first quarter of 2020 in order to fund other investments that we believe offer a superior risk/reward profile.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2020
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	152.30%	37.70%	20.76%	12.61%
Russell Midcap® Growth Index	35.59	18.66	15.04	9.67
Fund – Class II(4)	152.04	37.56	20.64	17.71
Russell Midcap® Growth Index	35.59	18.66	15.04	13.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (90.9%)
Biotechnology (1.7%)
Alnylam Pharmaceuticals, Inc. (a)	8,509	$1,106
Exact Sciences Corp. (a)	31,216	4,136
Moderna, Inc. (a)	17,156	1,792
		7,034
Commercial Services & Supplies (2.1%)
Cintas Corp.	11,699	4,135
Copart, Inc. (a)	32,601	4,149
		8,284
Entertainment (2.0%)
Roku, Inc. (a)	11,957	3,970
Zynga, Inc., Class A (a)	428,367	4,228
		8,198
Health Care Equipment & Supplies (3.0%)
DexCom, Inc. (a)	28,427	10,510
Penumbra, Inc. (a)	7,776	1,361
		11,871
Health Care Providers & Services (3.6%)
Covetrus, Inc. (a)	366,365	10,529
Guardant Health, Inc. (a)	31,774	4,095
		14,624
Health Care Technology (5.1%)
Agilon Health Topco, Inc. (a)(b)(c) (acquisition cost — $596; acquired 11/7/18)	1,577	929
GoodRx Holdings, Inc., Class A (a)	58,722	2,369
Teladoc Health, Inc. (a)	10,638	2,127
Veeva Systems, Inc., Class A (a)	54,923	14,953
		20,378
Hotels, Restaurants & Leisure (0.5%)
Airbnb, Inc., Class A (a)	15,234	2,236
Information Technology Services (19.1%)
Adyen N.V. (Netherlands) (a)	2,192	5,093
ContextLogic, Inc., Class A (a)	315,263	5,750
Fastly, Inc., Class A (a)	211,314	18,463
MongoDB, Inc. (a)	38,960	13,988
Okta, Inc. (a)	55,836	14,197
Twilio, Inc., Class A (a)	55,970	18,946
		76,437
Interactive Media & Services (12.6%)
Pinterest, Inc., Class A (a)	295,093	19,447
Twitter, Inc. (a)	275,299	14,907
Zillow Group, Inc., Class C (a)	41,290	5,359
ZoomInfo Technologies, Inc., Class A (a)	223,525	10,781
		50,494
	Shares	Value (000)
Internet & Direct Marketing Retail (8.1%)
Chewy, Inc., Class A (a)	42,314	$3,804
DoorDash, Inc., Class A (a)	24,646	3,518
Farfetch Ltd., Class A (a)	169,101	10,790
Opendoor Technologies, Inc. (a)(d)	85,363	1,940
Overstock.com, Inc. (a)	61,190	2,935
Stitch Fix, Inc., Class A (a)	61,720	3,624
Wayfair, Inc., Class A (a)	25,213	5,694
		32,305
Leisure Products (1.0%)
Peloton Interactive, Inc., Class A (a)	26,088	3,958
Life Sciences Tools & Services (3.2%)
10X Genomics, Inc., Class A (a)	62,280	8,819
NanoString Technologies, Inc. (a)	60,420	4,041
		12,860
Metals & Mining (0.1%)
Royal Gold, Inc.	4,085	435
Oil, Gas & Consumable Fuels (0.2%)
Texas Pacific Land Trust	1,053	766
Pharmaceuticals (2.4%)
Royalty Pharma PLC, Class A (United Kingdom)	192,956	9,657
Professional Services (2.2%)
CoStar Group, Inc. (a)	4,683	4,328
Verisk Analytics, Inc.	21,097	4,380
		8,708
Real Estate Management & Development (0.9%)
Redfin Corp. (a)	52,032	3,571
Software (19.4%)
Alteryx, Inc., Class A (a)	27,185	3,311
Appian Corp. (a)	66,096	10,713
Cloudflare, Inc., Class A (a)	52,294	3,974
Coupa Software, Inc. (a)	29,957	10,153
Datadog, Inc., Class A (a)	40,410	3,978
DocuSign, Inc. (a)	17,839	3,966
Dropbox, Inc., Class A (a)	270,697	6,007
MicroStrategy, Inc., Class A (a)	13,002	5,052
Nuance Communications, Inc. (a)	44,931	1,981
Palantir Technologies, Inc. (a)	165,440	3,721
Skillz, Inc. (a)	544,968	10,899
Trade Desk, Inc. (The), Class A (a)	13,424	10,753
Unity Software, Inc. (a)	21,500	3,299
		77,807
Specialty Retail (2.7%)
Carvana Co. (a)	44,871	10,748
Trading Companies & Distributors (1.0%)
Fastenal Co.	85,731	4,186
Total Common Stocks (Cost $239,809)		364,557

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Discovery Portfolio

	Shares	Value (000)
Preferred Stocks (2.4%)
Internet & Direct Marketing Retail (2.4%)
Airbnb, Inc. Series D (a)(b) (acquisition cost — $1,370; acquired 4/16/14)	67,272	$9,086
Overstock.com, Inc. Series A-1 (a)	7,866	348
Total Preferred Stocks (Cost $1,450)		9,434
Short-Term Investments (6.2%)
Securities held as Collateral on Loaned Securities (0.5%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	1,837,209	1,837
	Face Amount (000)
Repurchase Agreements (0.1%)
Barclays Capital, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $56; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $57)	$56	56
HSBC Securities USA, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $219; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $223)	219	219
Merrill Lynch & Co., Inc., (0.06%, 12/31/20, due 1/4/21; proceeds $22; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $23)	22	22
		297
Total Securities held as Collateral on Loaned Securities (Cost $2,134)		2,134
	Shares
Investment Company (5.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $22,775)	22,775,126	22,775
Total Short-Term Investments (Cost $24,909)		24,909
Total Investments Excluding Purchased Options (99.5%) (Cost $266,168)		398,900
Total Purchased Options Outstanding (0.1%) (Cost $1,295)		248
Total Investments (99.6%) (Cost $267,463) Including $1,940 of Securities Loaned (e)(f)		399,148
Other Assets in Excess of Liabilities (0.4%)		1,692
Net Assets (100.0%)		$400,840

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2020 amounts to approximately $10,015,000 and represents 2.5% of net assets.

(c)  At December 31, 2020, the Fund held a fair valued security valued at approximately $929,000, representing 0.2% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  All or a portion of this security was on loan at December 31, 2020.

(e)  The approximate fair value and percentage of net assets, $5,093,000 and 1.3%, respectively, represent the security that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $271,740,000. The aggregate gross unrealized appreciation is approximately $136,102,000 and the aggregate gross unrealized depreciation is approximately $8,694,000, resulting in net unrealized appreciation of approximately $127,408,000.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Discovery Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.99	Sep-21	48,631,053	$48,631	$46		$294	$(248)
BNP Paribas	USD/CNH	CNH	7.64	Nov-21	60,267,001	60,267	165		327	(162)
Royal Bank of Scotland	USD/CNH	CNH	7.75	Jan-21	38,896,197	38,896	—	@	170	(170)
Royal Bank of Scotland	USD/CNH	CNH	8.06	Jul-21	53,638,983	53,639	32		285	(253)
Royal Bank of Scotland	USD/CNH	CNH	8.48	May-21	35,020,637	35,021	5		219	(214)
							$248		$1,295	$(1,047)

@  Value is less than $500.

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	27.0%
Software	19.6
Information Technology Services	19.3
Interactive Media & Services	12.7
Internet & Direct Marketing Retail	10.5
Short-Term Investments	5.8
Health Care Technology	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Discovery Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $242,851)	$374,536
Investment in Security of Affiliated Issuer, at Value (Cost $24,612)	24,612
Total Investments in Securities, at Value (Cost $267,463)	399,148
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	12,413
Receivable for Fund Shares Sold	169
Receivable from Securities Lending Income	27
Receivable from Affiliate	—	@
Other Assets	13
Total Assets	411,771
Liabilities:
Payable for Investments Purchased	7,096
Collateral on Securities Loaned, at Value	2,134
Payable for Advisory Fees	573
Payable for Fund Shares Redeemed	513
Due to Broker	410
Payable for Servicing Fees	104
Payable for Distribution Fees — Class II Shares	28
Payable for Administration Fees	27
Payable for Professional Fees	15
Payable for Custodian Fees	5
Payable for Transfer Agency Fees	2
Other Liabilities	24
Total Liabilities	10,931
NET ASSETS	$400,840
Net Assets Consist of:
Paid-in-Capital	$125,132
Total Distributable Earnings	275,708
Net Assets	$400,840
CLASS I:
Net Assets	$68,299
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,315,365 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$29.50
CLASS II:
Net Assets	$332,541
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,706,346 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$28.41
(1) Including:
Securities on Loan, at Value:	$1,940

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Discovery Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Income from Securities Loaned — Net	$193
Dividends from Securities of Unaffiliated Issuers	55
Dividends from Security of Affiliated Issuer (Note H)	13
Total Investment Income	261
Expenses:
Advisory Fees (Note B)	1,939
Distribution Fees — Class II Shares (Note E)	533
Servicing Fees (Note D)	398
Administration Fees (Note C)	207
Professional Fees	131
Shareholder Reporting Fees	48
Custodian Fees (Note G)	15
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	8
Pricing Fees	3
Other Expenses	22
Total Expenses	3,314
Waiver of Advisory Fees (Note B)	(325)
Waiver of Distribution Fees — Class II Shares (Note E)	(320)
Rebate from Morgan Stanley Affiliate (Note H)	(13)
Net Expenses	2,656
Net Investment Loss	(2,395)
Realized Gain (Loss):
Investments Sold	147,230
Foreign Currency Translation	(— @)
Net Realized Gain	147,230
Change in Unrealized Appreciation (Depreciation):
Investments	100,669
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	100,669
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	247,899
Net Increase in Net Assets Resulting from Operations	$245,504

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Discovery Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(2,395)	$(959)
Net Realized Gain	147,230	30,675
Net Change in Unrealized Appreciation (Depreciation)	100,669	21,166
Net Increase in Net Assets Resulting from Operations	245,504	50,882
Dividends and Distributions to Shareholders:
Class I	(5,068)	(5,010)
Class II	(24,283)	(19,016)
Total Dividends and Distributions to Shareholders	(29,351)	(24,026)
Capital Share Transactions:(1)
Class I:
Subscribed	15,457	8,452
Distributions Reinvested	5,068	5,010
Redeemed	(20,658)	(16,098)
Class II:
Subscribed	44,075	19,074
Distributions Reinvested	24,283	19,016
Redeemed	(47,501)	(26,007)
Net Increase in Net Assets Resulting from Capital Share Transactions	20,724	9,447
Total Increase in Net Assets	236,877	36,303
Net Assets:
Beginning of Period	163,963	127,660
End of Period	$400,840	$163,963
(1) Capital Share Transactions:
Class I:
Shares Subscribed	783	637
Shares Issued on Distributions Reinvested	253	368
Shares Redeemed	(1,076)	(1,228)
Net Decrease in Class I Shares Outstanding	(40)	(223)
Class II:
Shares Subscribed	2,362	1,502
Shares Issued on Distributions Reinvested	1,256	1,443
Shares Redeemed	(2,462)	(1,992)
Net Increase in Class II Shares Outstanding	1,156	953

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Discovery Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$13.05		$10.71		$12.10		$8.72		$10.03
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.17)		(0.07)		(0.08)		(0.05)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	18.96		4.45		1.69		3.43		(0.87)
Total from Investment Operations	18.79		4.38		1.61		3.38		(0.87)
Distributions from and/or in Excess of:
Net Realized Gain	(2.34)		(2.04)		(3.00)		—		(0.44)
Net Asset Value, End of Period	$29.50		$13.05		$10.71		$12.10		$8.72
Total Return(4)	152.30%		40.11%		10.65%		38.76%		(8.78)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,299		$30,739		$27,630		$28,747		$27,893
Ratio of Expenses Before Expense Limitation	1.08%		1.11%		1.15%		1.17%		1.14%
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.94	%(5)	0.94	%(5)	0.99	%(5)(6)	1.04	%(5)
Ratio of Net Investment Loss	(0.86	)%(5)	(0.49	)%(5)	(0.59	)%(5)	(0.45	)%(5)	(0.00	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.01%		0.00	%(7)	0.01%
Portfolio Turnover Rate	112%		101%		89%		64%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class I shares. Prior to July 1, 2017, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Discovery Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$12.63		$10.42		$11.85		$8.55		$9.85
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.18)		(0.08)		(0.09)		(0.06)		(0.01)
Net Realized and Unrealized Gain (Loss)	18.30		4.33		1.66		3.36		(0.85)
Total from Investment Operations	18.12		4.25		1.57		3.30		(0.86)
Distributions from and/or in Excess of:
Net Realized Gain	(2.34)		(2.04)		(3.00)		—		(0.44)
Net Asset Value, End of Period	$28.41		$12.63		$10.42		$11.85		$8.55
Total Return(3)	152.04%		39.97%		10.53%		38.60%		(8.84)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$332,541		$133,224		$100,030		$89,140		$75,163
Ratio of Expenses Before Expense Limitation	1.33%		1.36%		1.40%		1.42%		1.39%
Ratio of Expenses After Expense Limitation	1.05	%(4)	1.04	%(4)	1.04	%(4)	1.09	%(4)(5)	1.14	%(4)
Ratio of Net Investment Loss	(0.96	)%(4)	(0.59	)%(4)	(0.69	)%(4)	(0.55	)%(4)	(0.10	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.00	%(6)	0.01%
Portfolio Turnover Rate	112%		101%		89%		64%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.15% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Discovery Portfolio. The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$7,034	$—	$—	$7,034
Commercial Services & Supplies	8,284	—	—	8,284
Entertainment	8,198	—	—	8,198
Health Care Equipment & Supplies	11,871	—	—	11,871
Health Care Providers & Services	14,624	—	—	14,624
Health Care Technology	19,449	—	929	20,378

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Hotels, Restaurants & Leisure	$2,236	$—	$—	$2,236
Information Technology Services	71,344	5,093	—	76,437
Interactive Media & Services	50,494	—	—	50,494
Internet & Direct Marketing Retail	32,305	—	—	32,305
Leisure Products	3,958	—	—	3,958
Life Sciences Tools & Services	12,860	—	—	12,860
Metals & Mining	435	—	—	435
Oil, Gas & Consumable Fuels	766	—	—	766
Pharmaceuticals	9,657	—	—	9,657
Professional Services	8,708	—	—	8,708
Real Estate Management & Development	3,571	—	—	3,571
Software	74,086	3,721	—	77,807
Specialty Retail	10,748	—	—	10,748
Trading Companies & Distributors	4,186	—	—	4,186
Total Common Stocks	354,814	8,814	929	364,557
Preferred Stocks
Internet & Direct Marketing Retail	348	9,086	—	9,434
Call Options Purchased	—	248	—	248
Short-Term Investments
Investment Company	24,612	—	—	24,612
Repurchase Agreements	—	297	—	297
Total Short-Term Investments	24,612	297	—	24,909
Total Assets	$379,774	$18,445	$929	$399,148

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$709	$5,712
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	(4,419	)†
Corporate actions	—	(1,293)
Change in unrealized appreciation (depreciation)	220	—
Realized gains (losses)	—	—
Ending Balance	$929	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$220	$—

†  A security transferred out of level 3 due to an Initial Public Offering.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2020.

	Fair Value at December 31, 2020 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Common Stock	$929	Discounted Cash Flow	Weighted Average Cost of Capital	13.0%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable	Enterprise Value/Revenue	1.3	x	Increase
		Companies	Discount for Lack of Marketability	13.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fairvalue measurements.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar)

instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at value (Purchased Options)	Currency Risk	$248	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(487	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(618	)(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$248	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$211	$—	$(211)	$0
Royal Bank of Scotland	37	—	(37)	0
Total	$248	$—	$(248)	$0

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	150,907,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to
18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,940	(f)	$—	$(1,940	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $2,134,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$2,134	$—	$—	$—	$2,134
Total Borrowings	$2,134	$—	$—	$—	$2,134
Gross amount of recognized liabilities for securities lending transactions					$2,134

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $325,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the

Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2020, this waiver amounted to approximately $320,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $279,897,000 and $317,180,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds -Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $13,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$8,601	$180,261	$164,250	$13
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$24,612

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund engaged in cross-trade purchases of approximately $290,000.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,331	$23,020	$604	$23,422

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$32,576	$115,730

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.1%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Discovery Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Discovery Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Discovery Portfolio (one of the funds constituting the Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2021

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $23,020,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
3386924 EXP 02.28.22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Emerging Markets Debt Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Director and Officer Information	27

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Emerging Markets Debt Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$1,095.40	$1,019.36	$6.06	$5.84	1.15%
Emerging Markets Debt Portfolio Class II	1,000.00	1,094.20	1,019.10	6.32	6.09	1.20

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Fund seeks high total return by investing primarily in fixed income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.55%, net of fees, and 5.53%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the J.P. Morgan Emerging Markets Bond Global Diversified Index (the "Index"), which returned 5.26%.

Factors Affecting Performance

•  Extraordinary times were matched by extraordinary price action across markets in the first quarter of 2020, and movements in emerging market (EM) debt were no exception. Risk markets registered new historic lows in March 2020 and wiped out gains from January and February 2020. EM assets were struck by a combination of the global slowdown in response to COVID-19, and the drop in oil prices, due to both demand destruction and supply-side frictions between Saudi Arabia and Russia. Given the overall uncertainty, we expected price volatility to remain elevated as the negative news accompanying the pandemic worked its way around the world and influenced investment flows, and liquidity constraints, which were exacerbated by widely adopted work-from-home arrangements. As such, where possible, we took steps to pare risk in the more vulnerable countries (where fiscal dynamics limit a strong COVID-19 response), certain sectors (the more obvious being energy and commodity-related) and individual high yield issuers that struggled to pass our stress tests. Later in the period, risk appetite began to rebound in April 2020, with September 2020 being the first month since the spring during which risk aversion drove price action. While economic data improved in the second half of the year, it lost some of the momentum built up over the summer in September, as rising levels of infection stoked fears of greater restrictions and the consequent economic damage. However, EM rebounded in October given continued expectations of monetary and fiscal support for markets, optimism regarding a potential coronavirus vaccine, and better-than-expected third quarter 2020 corporate earnings. In November, the market reacted positively to the U.S. election result, pricing out odds of a contested election scenario and focusing on the perception that a Biden administration would lead to more predictable and multilateral policymaking. Risk-on sentiment kept driving price action in December, supported by the ongoing policy support, vaccine approvals and the avoidance of a "no-deal" Brexit.

•  In an environment of supportive monetary policy driven by central bank interest rate cuts, higher-rated and longer-duration bonds from countries in Asia, Africa and Europe led the way, while those from Latin America and the Middle East lagged. In particular, bonds from Uruguay, Tajikistan, the Dominican Republic and Guatemala outperformed the most, while bonds from Serbia, Venezuela, Lebanon and Ecuador lagged.

•  For the year, allocation across and security selection within countries was beneficial to relative performance. This was especially true in Argentina, Egypt, Lebanon and Brazil. Underweight positions in Sri Lanka and Lebanon, along with overweight positions in the Dominican Republic and Brazil, also added to relative performance. Conversely, overweight positions and security selection in Ecuador and Ukraine detracted, as did the overweight positions in Venezuela.

Management Strategies

•  Conditions for EM debt outperformance in the near term appear to be in place, despite the recent tightening of lockdown measures around the world in response to a rapid increase in infections and the emergence of more contagious strains of the COVID-19 virus. Our constructive view on risk assets is predicated on a global backdrop of steady, extended monetary accommodation, an ongoing rollout of multiple vaccines in the developed world (and parts of EM), and expectations of looser fiscal policy under the incoming Biden administration. Therefore, we believe high yield credit, EM currencies and local currency high-yielders may outperform investment grade counterparts, which have less valuation cushion and are vulnerable to a potential steepening of developed market yield curves. Moreover, the incoming U.S. administration, by signaling a more cooperative and multilateral foreign policy stance, may alleviate trade tensions and support global trade, thus further supporting EM assets. Finally, the weak U.S. dollar consensus view, if proven accurate, would further strengthen the case in favor of EM currencies.

•  Notwithstanding our constructive outlook for the asset class, we highlight potential risks. First, a delayed deployment of vaccines in EM would demand a more protracted policy support by governments, exacerbating

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

fiscal and debt sustainability concerns. Therefore, the potential for debt restructurings and defaults is non-negligible, though in our view, these would not pose a systemic risk for the asset class. More generally, a delayed transition to fiscal consolidation, whether it is caused by logistical hurdles in deploying vaccines in EM or by governments' reluctance to incur the political cost of fiscal austerity, may prompt the market to demand higher risk premiums in EM fixed income assets. Finally, potentially excessive optimism about reduced trade frictions under a Biden administration (particularly in U.S.-China relations) could challenge our positive scenarios for global trade and growth, and thus negatively impact the performance of growth-sensitive EM assets.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Diversified Index(1), and the Emerging Markets Debt Blended Index(2)

	Period Ended December 31, 2020
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	5.55%	6.36%	4.79%	6.62%
J.P. Morgan Emerging Markets Bond Global Diversified Index	5.26	7.08	6.22	8.19
Emerging Markets Debt Blended Index	5.26	6.71	5.91	7.91
Fund – Class II(5)	5.53	6.30	4.72	7.33
J.P. Morgan Emerging Markets Bond Global Diversified Index	5.26	7.08	6.22	8.19
Emerging Markets Debt Blended Index	5.26	6.71	5.91	8.21

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries but limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Emerging Markets Debts Blended Index is a performance linked benchmark of old and new benchmark of the Fund. Old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities) from the Fund's inception to December 31, 2019, and the new benchmark represented by J.P. Morgan Emerging Markets Bond Global Diversified Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 16, 1997.

(5)  Commenced offering on December 19, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.0%)
Angola (1.1%)
Sovereign (1.1%)
Angolan Government International Bond, 8.00%, 11/26/29 (a)(b)	$990	$933
9.38%, 5/8/48 (a)	890	842
		1,775
Argentina (1.6%)
Corporate Bonds (1.2%)
Province of Santa Fe, 6.90%, 11/1/27 (a)	1,210	835
Provincia de Cordoba, 7.45%, 9/1/24 (a)	440	275
Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (a)(c)(d)	1,470	845
		1,955
Sovereign (0.4%)
Argentine Republic Government International Bond, 0.13%, 7/9/30 - 7/9/35 (e)	1,476	573
1.00%, 7/9/29	148	65
		638
		2,593
Armenia (0.5%)
Sovereign (0.5%)
Republic of Armenia International Bond, 3.95%, 9/26/29	460	466
7.15%, 3/26/25	370	428
		894
Azerbaijan (0.9%)
Sovereign (0.9%)
Republic of Azerbaijan International Bond, 3.50%, 9/1/32	1,460	1,549
Bahrain (1.1%)
Sovereign (1.1%)
Bahrain Government International Bond, 7.50%, 9/20/47	1,530	1,802
Belarus (0.8%)
Sovereign (0.8%)
Republic of Belarus International Bond, 6.20%, 2/28/30 (a)	720	731
Republic of Belarus Ministry of Finance, 6.38%, 2/24/31 (a)	550	561
		1,292
Brazil (5.5%)
Corporate Bonds (2.8%)
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	1,030	1,059
CSN Islands XI Corp., 6.75%, 1/28/28 (a)	1,130	1,225
Minerva Luxembourg SA, 5.88%, 1/19/28 (a)(b)	710	767
	Face Amount (000)	Value (000)
Petrobras Global Finance BV, 5.09%, 1/15/30	$449	$502
6.75%, 6/3/50	320	398
Rumo Luxembourg Sarl, 7.38%, 2/9/24	452	470
Suzano Austria GmbH, 3.75%, 1/15/31	175	186
		4,607
Sovereign (2.7%)
Brazilian Government International Bond, 3.88%, 6/12/30 (b)	460	486
4.50%, 5/30/29	420	468
5.00%, 1/27/45	1,739	1,938
6.00%, 4/7/26	1,250	1,504
		4,396
		9,003
Chile (2.0%)
Corporate Bond (0.7%)
Colbun SA, 3.15%, 3/6/30 (a)	990	1,069
Sovereign (1.3%)
Chile Government International Bond, 3.50%, 1/25/50	900	1,036
3.86%, 6/21/47	230	281
Empresa Nacional del Petroleo, 4.75%, 12/6/21	761	789
		2,106
		3,175
China (4.3%)
Corporate Bond (0.6%)
Fufeng Group Ltd., 5.88%, 8/28/21	950	974
Sovereign (3.7%)
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 5/17/42	390	505
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	650	709
Sinopec Group Overseas Development 2018 Ltd., 2.95%, 11/12/29 (a)	1,600	1,689
Three Gorges Finance I Cayman Islands Ltd., 2.30%, 6/2/21 (a)	1,340	1,346
3.70%, 6/10/25	750	820
3.70%, 6/10/25 (a)	838	916
		5,985
		6,959
Colombia (3.0%)
Corporate Bonds (1.2%)
Geopark Ltd., 6.50%, 9/21/24 (a)(b)	890	926

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Millicom International Cellular SA, 6.63%, 10/15/26 (a)		$390	$418
Termocandelaria Power Ltd., 7.88%, 1/30/29 (a)		610	672
			2,016
Sovereign (1.8%)
Colombia Government International Bond, 3.00%, 1/30/30		556	584
5.00%, 6/15/45		1,960	2,398
			2,982
			4,998
Costa Rica (0.9%)
Sovereign (0.9%)
Costa Rica Government International Bond, 6.13%, 2/19/31 (a)		840	787
7.16%, 3/12/45		710	661
			1,448
Croatia (0.3%)
Sovereign (0.3%)
Croatia Government International Bond, 6.00%, 1/26/24		400	461
Dominican Republic (3.6%)
Sovereign (3.6%)
Dominican Republic International Bond, 4.88%, 9/23/32 (a)		230	255
5.88%, 1/30/60 (a)		960	1,061
6.00%, 7/19/28 (a)		570	683
6.85%, 1/27/45 (a)		740	906
6.88%, 1/29/26 (a)		970	1,172
7.45%, 4/30/44 (a)		739	957
9.75%, 6/5/26 (a)	DOP	44,050	816
			5,850
Ecuador (1.7%)
Sovereign (1.7%)
Ecuador Government International Bond, 0.00%, 7/31/30 (a)		$273	131
0.50%, 7/31/30 - 7/31/40 (a)(e)		4,520	2,522
0.50%, 7/31/35 - 7/31/40 (e)		371	194
			2,847
Egypt (4.2%)
Sovereign (4.2%)
Arab Republic of Egypt, 5.25%, 10/6/25 (a)		550	586
Egypt Government International Bond, 4.75%, 4/16/26	EUR	510	649
6.38%, 4/11/31 (a)		1,050	1,383
6.59%, 2/21/28		$1,000	1,102
7.50%, 1/31/27 (a)(b)		890	1,032
8.15%, 11/20/59 (a)		1,540	1,699
8.88%, 5/29/50 (a)		340	400
			6,851
	Face Amount (000)	Value (000)
El Salvador (1.3%)
Sovereign (1.3%)
El Salvador Government International Bond, 6.38%, 1/18/27	$1,141	$1,083
7.12%, 1/20/50 (a)	360	323
8.63%, 2/28/29 (a)	760	763
		2,169
Gabon (0.6%)
Sovereign (0.6%)
Gabon Government International Bond, 6.63%, 2/6/31 (a)	320	331
6.95%, 6/16/25 (a)	610	655
		986
Ghana (1.4%)
Sovereign (1.4%)
Ghana Government International Bond, 8.63%, 6/16/49 (a)	1,060	1,089
8.95%, 3/26/51 (a)	1,070	1,119
		2,208
Guatemala (1.3%)
Sovereign (1.3%)
Guatemala Government Bond, 4.88%, 2/13/28	1,410	1,627
6.13%, 6/1/50 (a)	320	424
		2,051
Honduras (0.1%)
Sovereign (0.1%)
Honduras Government International Bond, 5.63%, 6/24/30 (a)	180	207
Hungary (1.3%)
Sovereign (1.3%)
Hungary Government International Bond, 5.38%, 3/25/24	1,250	1,428
7.63%, 3/29/41	350	622
		2,050
India (0.5%)
Sovereign (0.5%)
Export-Import Bank of India, 3.38%, 8/5/26 (a)(b)	790	856
Indonesia (5.6%)
Sovereign (5.6%)
Indonesia Government International Bond, 3.85%, 7/18/27	400	458
4.13%, 1/15/25	1,764	1,977
4.45%, 4/15/70 (b)	860	1,058
4.75%, 1/8/26 (a)	830	972
4.75%, 1/8/26	990	1,160
5.35%, 2/11/49	200	276
5.88%, 1/15/24	1,250	1,438
Pertamina Persero PT, 6.45%, 5/30/44 (a)	680	928
6.50%, 11/7/48 (a)	660	931
		9,198

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Iraq (0.2%)
Sovereign (0.2%)
Iraq International Bond, 6.75%, 3/9/23 (a)		$290	$284
Jamaica (1.4%)
Sovereign (1.4%)
Jamaica Government International Bond, 7.88%, 7/28/45		720	1,035
8.00%, 3/15/39		860	1,260
			2,295
Jordan (0.6%)
Sovereign (0.6%)
Jordan Government International Bond, 7.38%, 10/10/47 (a)		840	982
Kazakhstan (2.1%)
Sovereign (2.1%)
Kazakhstan Government International Bond, 5.13%, 7/21/25 (a)		200	237
5.13%, 7/21/25		1,000	1,185
6.50%, 7/21/45		320	517
KazMunayGas National Co., JSC, 6.38%, 10/24/48 (a)		980	1,412
			3,351
Kenya (0.8%)
Sovereign (0.8%)
Kenya Government International Bond, 8.00%, 5/22/32 (a)		1,110	1,296
Lebanon (0.3%)
Sovereign (0.3%)
Lebanon Government International Bond, 6.85%, 3/23/27 - 5/25/29 (c)(d)		2,940	416
Malaysia (0.5%)
Sovereign (0.5%)
Petronas Capital Ltd., 3.50%, 3/18/25		720	799
Mexico (6.9%)
Corporate Bond (0.9%)
Orbia Advance Corp SAB de CV, 5.50%, 1/15/48 (a)		1,240	1,507
Sovereign (6.0%)
Banco Nacional de Comercio Exterior SNC, 3.80%, 8/11/26 (a)		243	244
Mexican Bonos Series M, 7.50%, 6/3/27	MXN	14,450	827
Mexico Government International Bond, 3.75%, 1/11/28		$555	625
3.77%, 5/24/61		200	209
4.15%, 3/28/27		1,244	1,438
4.50%, 4/22/29		410	482
	Face Amount (000)	Value (000)
Petroleos Mexicanos, 6.84%, 1/23/30	$1,501	$1,574
6.88%, 10/16/25 (a)	575	631
6.95%, 1/28/60	470	443
7.69%, 1/23/50	3,238	3,270
		9,743
		11,250
Mongolia (0.6%)
Sovereign (0.6%)
Mongolia Government International Bond, 5.13%, 4/7/26 (a)(b)	240	258
5.63%, 5/1/23	740	783
		1,041
Morocco (0.4%)
Sovereign (0.4%)
Morocco Government International Bond, 4.00%, 12/15/50 (a)	610	631
Nigeria (3.0%)
Corporate Bond (0.6%)
IHS Netherlands Holdco BV, 8.00%, 9/18/27 (a)	950	1,028
Sovereign (2.4%)
Nigeria Government International Bond, 6.38%, 7/12/23	270	293
6.50%, 11/28/27 (a)	920	993
7.14%, 2/23/30 (a)	860	930
9.25%, 1/21/49 (a)	1,400	1,650
		3,866
		4,894
Oman (1.4%)
Sovereign (1.4%)
Oman Government International Bond, 6.00%, 8/1/29 (a)	2,200	2,276
Panama (3.1%)
Corporate Bond (0.2%)
AES Panama Generation Holdings SRL, 4.38%, 5/31/30 (a)	375	406
Sovereign (2.9%)
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)	1,245	1,452
Panama Government International Bond, 3.87%, 7/23/60	470	556
4.00%, 9/22/24	914	1,013
4.50%, 4/1/56	450	582
8.88%, 9/30/27	763	1,103
		4,706
		5,112

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Paraguay (0.9%)
Sovereign (0.9%)
Paraguay Government International Bond, 4.95%, 4/28/31 (a)	$600	$728
5.40%, 3/30/50 (a)	610	774
		1,502
Peru (2.8%)
Sovereign (2.8%)
Corporación Financiera de Desarrollo SA, 2.40%, 9/28/27 (a)	280	284
5.25%, 7/15/29 (a)	998	1,088
Peruvian Government International Bond, 5.63%, 11/18/50	890	1,403
6.55%, 3/14/37	1,150	1,750
		4,525
Philippines (2.1%)
Sovereign (2.1%)
Philippine Government International Bond, 3.95%, 1/20/40	386	460
9.50%, 2/2/30	1,749	2,887
		3,347
Poland (0.6%)
Sovereign (0.6%)
Republic of Poland Government International Bond, 3.00%, 3/17/23	940	995
Qatar (3.3%)
Sovereign (3.3%)
Qatar Government International Bond, 3.75%, 4/16/30 (a)	760	896
4.00%, 3/14/29	420	499
4.82%, 3/14/49 (a)	2,870	3,924
		5,319
Romania (1.5%)
Sovereign (1.5%)
Romanian Government International Bond, 3.00%, 2/14/31	380	409
4.00%, 2/14/51	830	905
4.38%, 8/22/23	600	655
4.88%, 1/22/24	500	559
		2,528
Russia (4.0%)
Sovereign (4.0%)
Russian Foreign Bond — Eurobond, 4.50%, 4/4/22	2,200	2,300
5.63%, 4/4/42	3,000	4,180
		6,480
Saudi Arabia (2.2%)
Corporate Bond (0.5%)
Saudi Arabian Oil Co., 3.50%, 11/24/70 (a)	860	873
	Face Amount (000)	Value (000)
Sovereign (1.7%)
Saudi Government International Bond, 4.38%, 4/16/29	$1,100	$1,309
5.25%, 1/16/50 (a)	1,080	1,475
		2,784
		3,657
Senegal (0.6%)
Sovereign (0.6%)
Senegal Government International Bond, 6.25%, 5/23/33 (a)	920	1,035
Serbia (0.2%)
Sovereign (0.2%)
Serbia International Bond, 2.13%, 12/1/30 (a)	310	307
South Africa (1.3%)
Sovereign (1.3%)
Eskom Holdings SOC Ltd., 7.13%, 2/11/25	760	780
8.45%, 8/10/28 (a)	1,220	1,351
		2,131
Sri Lanka (0.7%)
Sovereign (0.7%)
Sri Lanka Government International Bond, 6.20%, 5/11/27	1,800	1,034
7.55%, 3/28/30	300	173
		1,207
Turkey (3.5%)
Sovereign (3.5%)
Turkey Government International Bond, 4.88%, 4/16/43	630	553
5.25%, 3/13/30	1,670	1,679
5.63%, 3/30/21	1,204	1,216
6.38%, 10/14/25 (b)	830	899
6.88%, 3/17/36	700	765
7.25%, 12/23/23	480	526
		5,638
Ukraine (2.5%)
Sovereign (2.5%)
Ukraine Government International Bond, 7.75%, 9/1/23 - 9/1/26	3,730	4,155
United Arab Emirates (3.5%)
Corporate Bonds (0.7%)
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/40 (a)	965	1,021

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Sovereign (2.8%)
Abu Dhabi Government International Bond, 2.50%, 9/30/29 (a)	$1,750	$1,892
2.70%, 9/2/70 (a)	820	767
3.13%, 5/3/26	938	1,043
DP World Crescent Ltd., 4.85%, 9/26/28	740	862
		4,564
		5,585
Uruguay (1.7%)
Sovereign (1.7%)
Uruguay Government International Bond, 4.38%, 10/27/27	1,100	1,305
5.10%, 6/18/50	1,020	1,431
		2,736
Uzbekistan (0.3%)
Sovereign (0.3%)
Republic of Uzbekistan Bond, 3.70%, 11/25/30 (a)	410	433
Venezuela (0.4%)
Sovereign (0.4%)
Petroleos de Venezuela SA, 6.00%, 11/15/26 (c)(d)	15,740	630
Total Fixed Income Securities (Cost $156,134)		158,059
	No. of Warrants
Warrant (0.0%) (f)
Venezuela (0.0%) (f)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (g) (Cost $—)	3,750	8
	Shares
Short-Term Investments (4.8%)
Securities held as Collateral on Loaned Securities (2.4%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	3,399,262	3,399
	Face Amount (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $104; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $106)	$104	104
HSBC Securities USA, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $404; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $412)	404	404
	Face Amount (000)		Value (000)
Merrill Lynch & Co., Inc., (0.06%, dated 12/31/20, due 1/4/21; proceeds $42; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $42)		$42	$42
			550
Total Securities held as Collateral on Loaned Securities (Cost $3,949)			3,949
	Shares
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $2,175)		2,174,517	2,175
	Face Amount (000)
Sovereign (1.1%)
Egypt (1.1%)
Egypt Treasury Bills, 13.60%, 3/2/21	EGP	2,625	165
13.65%, 3/2/21		4,325	271
13.66%, 3/2/21		6,500	407
13.68%, 3/2/21		9,325	585
13.69%, 3/2/21		4,325	271
13.70%, 3/2/21		650	41
Total Sovereign (Cost $1,713)			1,740
Total Short-Term Investments (Cost $7,837)			7,864
Total Investments (101.8%) (Cost $163,971) Including $3,873 of Securities Loaned (h)(i)			165,931
Liabilities in Excess of Other Assets (-1.8%)			(2,857)
Net Assets (100.0%)			$163,074

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at December 31, 2020.

(c)  Non-income producing security; bond in default.

(d)  Issuer in bankruptcy.

(e)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.

(f)  Amount is less than 0.05%.

(g)  Perpetual maturity date. Date disclosed is the last expiration date.

(h)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(i)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $164,715,000. The aggregate gross unrealized appreciation is approximately $15,450,000 and the aggregate gross unrealized depreciation is approximately $14,234,000, resulting in net unrealized appreciation of approximately $1,216,000.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2020:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
BNP Paribas SA	EUR	1,650	$2,007	3/5/21	$(11)

DOP  — Dominican Peso

EGP  — Egyptian Pound

EUR  — Euro

MXN  — Mexican Peso

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	88.1%
Corporate Bonds	9.5
Other**	2.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $11,000.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $158,397)	$160,357
Investment in Security of Affiliated Issuer, at Value (Cost $5,574)	5,574
Total Investments in Securities, at Value (Cost $163,971)	165,931
Foreign Currency, at Value (Cost $33)	22
Interest Receivable	2,289
Receivable for Fund Shares Sold	27
Receivable from Securities Lending Income	1
Receivable from Affiliate	—	@
Other Assets	18
Total Assets	168,288
Liabilities:
Collateral on Securities Loaned, at Value	3,949
Deferred Capital Gain Country Tax	699
Payable for Advisory Fees	303
Payable for Fund Shares Redeemed	123
Payable for Servicing Fees	64
Payable for Professional Fees	20
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	11
Payable for Administration Fees	11
Payable for Custodian Fees	6
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	25
Total Liabilities	5,214
NET ASSETS	$163,074
Net Assets Consist of:
Paid-in-Capital	$178,011
Total Accumulated Loss	(14,937)
Net Assets	$163,074
CLASS I:
Net Assets	$145,312
Net Asset Value, Offering and Redemption Price Per Share Applicable to 18,779,581 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.74
CLASS II:
Net Assets	$17,762
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,315,047 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.67
(1) Including:
Securities on Loan, at Value:	$3,873

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $20 of Foreign Taxes Withheld)	$9,070
Dividends from Security of Affiliated Issuer (Note H)	26
Dividends from Securities of Unaffiliated Issuers	11
Income from Securities Loaned — Net	9
Total Investment Income	9,116
Expenses:
Advisory Fees (Note B)	1,244
Servicing Fees (Note D)	279
Professional Fees	144
Administration Fees (Note C)	133
Distribution Fees — Class II Shares (Note E)	46
Shareholder Reporting Fees	31
Custodian Fees (Note G)	19
Pricing Fees	16
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	7
Other Expenses	23
Total Expenses	1,952
Waiver of Distribution Fees — Class II Shares (Note E)	(37)
Rebate from Morgan Stanley Affiliate (Note H)	(6)
Net Expenses	1,909
Net Investment Income	7,207
Realized Gain (Loss):
Investments Sold (Net of $65 of Capital Gain Country Tax)	2,135
Foreign Currency Forward Exchange Contracts	(223)
Foreign Currency Translation	(31)
Net Realized Gain	1,881
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $224)	(3,729)
Foreign Currency Forward Exchange Contracts	10
Foreign Currency Translation	(6)
Net Change in Unrealized Appreciation (Depreciation)	(3,725)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(1,844)
Net Increase in Net Assets Resulting from Operations	$5,363

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,207	$9,689
Net Realized Gain (Loss)	1,881	(5,209)
Net Change in Unrealized Appreciation (Depreciation)	(3,725)	21,132
Net Increase in Net Assets Resulting from Operations	5,363	25,612
Dividends and Distributions to Shareholders:
Class I	(6,350)	(9,202)
Class II	(839)	(1,118)
Total Dividends and Distributions to Shareholders	(7,189)	(10,320)
Capital Share Transactions:(1)
Class I:
Subscribed	10,537	16,559
Distributions Reinvested	6,350	9,202
Redeemed	(40,250)	(34,616)
Class II:
Subscribed	1,915	2,508
Distributions Reinvested	839	1,118
Redeemed	(6,036)	(3,602)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(26,645)	(8,831)
Total Increase (Decrease) in Net Assets	(28,471)	6,461
Net Assets:
Beginning of Period	191,545	185,084
End of Period	$163,074	$191,545
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,449	2,195
Shares Issued on Distributions Reinvested	886	1,219
Shares Redeemed	(5,739)	(4,595)
Net Decrease in Class I Shares Outstanding	(3,404)	(1,181)
Class II:
Shares Subscribed	259	336
Shares Issued on Distributions Reinvested	118	149
Shares Redeemed	(840)	(480)
Net Increase (Decrease) in Class II Shares Outstanding	(463)	5

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$7.68		$7.09		$8.08		$7.79		$7.45
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.32		0.38		0.36		0.42		0.45
Net Realized and Unrealized Gain (Loss)	0.08		0.62		(0.92)		0.32		0.34
Total from Investment Operations	0.40		1.00		(0.56)		0.74		0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		(0.41)		(0.43)		(0.45)		(0.45)
Net Asset Value, End of Period	$7.74		$7.68		$7.09		$8.08		$7.79
Total Return(3)	5.55%		14.25%		(6.94)%		9.71%		10.55%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$145,312		$170,382		$165,582		$219,994		$200,455
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		N/A		1.08%
Ratio of Expenses After Expense Limitation	1.15	%(4)	1.11	%(4)	1.11	%(4)	1.10	%(4)	1.05	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.11	%(4)	N/A		N/A
Ratio of Net Investment Income	4.34	%(4)	5.04	%(4)	4.83	%(4)	5.22	%(4)	5.72	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	40%		40%		32%		46%		53%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.03% higher and the Ratio of Net Investment Income would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$7.61		$7.03		$8.02		$7.74		$7.40
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.37		0.36		0.41		0.44
Net Realized and Unrealized Gain (Loss)	0.08		0.62		(0.92)		0.32		0.34
Total from Investment Operations	0.39		0.99		(0.56)		0.73		0.78
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.41)		(0.43)		(0.45)		(0.44)
Net Asset Value, End of Period	$7.67		$7.61		$7.03		$8.02		$7.74
Total Return(3)	5.53%		14.17%		(7.04)%		9.58%		10.58%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,762		$21,163		$19,502		$22,144		$19,661
Ratio of Expenses Before Expense Limitation	1.40%		1.37%		1.36%		1.36%		1.33%
Ratio of Expenses After Expense Limitation	1.20	%(4)	1.16	%(4)	1.16	%(4)	1.15	%(4)	1.10	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.16	%(4)	N/A		N/A
Ratio of Net Investment Income	4.29	%(4)	4.99	%(4)	4.78	%(4)	5.17	%(4)	5.67	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	40%		40%		32%		46%		53%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation would have been 0.03% higher and the Ratio of Net Investment Income would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan

Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$15,456	$—	$15,456
Sovereign	—	142,603	—	142,603
Total Fixed Income Securities	—	158,059	—	158,059
Warrant	—	8	—	8
Short-Term Investments
Investment Company	5,574	—	—	5,574
Repurchase Agreements	—	550	—	550
Sovereign	—	1,740	—	1,740
Total Short-Term Investments	5,574	2,290	—	7,864
Total Assets	5,574	160,357	—	165,931
Liabilities:
Foreign Currency Forward Exchange Contract	—	(11)	—	(11)
Total	$5,574	$160,346	$—	$165,920

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(11)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(223)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$10

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$—	$(11)

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$11	$—	$—	$11

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$2,967,000

7.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,873	(b)	$—	$(3,873	)(c)(d)	$0

(b) Represents market value of loaned securities at year end.

(c) The Fund received cash collateral of approximately $3,949,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$112	$—	$—	$—	$112
Sovereign	3,837	—	—	—	3,837
Total Borrowings	$3,949	$—	$—	$—	$3,949
Gross amount of recognized liabilities for securities lending transactions					$3,949

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

For the year ended December 31, 2020, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2020.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is inappropriate. For the year ended December 31, 2020, this waiver amounted to approximately $37,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $64,648,000 and $86,076,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$9,041	$53,596	$57,063	$26

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$5,574

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:	2019 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$7,189	$10,320

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$7,121	$—

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,789,000 and $19,890,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2020, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $1,896,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.7%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Debt Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Debt Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2021

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.
30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
3386926 EXP 02.28.22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Emerging Markets Equity Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
Director and Officer Information	24

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Emerging Markets Equity Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$1,303.30	$1,018.85	$7.24	$6.34	1.25%
Emerging Markets Equity Portfolio Class II	1,000.00	1,303.20	1,018.60	7.53	6.60	1.30

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.44%, net of fees, and 14.36%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned 18.31%.

Factors Affecting Performance

•  Our aggregate stock selection was the main driver of performance for the full year. Country allocation contributed positively in November and December of 2020 as country dispersion began to increase in recent months. Emerging market (EM) equities recovered in the second half of the year, following the COVID-related market volatility that marked the first quarter of 2020. In the six months ending December 31, 2020, the Index returned +31.14% with returns more broadly based. Our process of identifying and owning growth stocks in many different countries across the EM universe was starting to be rewarded, and we believe this dispersion can continue.

•  The Fund underperformed the Index in the first quarter of 2020 as investors flocked to the perceived safety of what had worked in the past during the sell-off triggered by the COVID-19 crisis. Investors flooded back to those countries, sectors and stocks that were already outperforming — and relatively expensive — before the pandemic broke out (North Asia, technology, semiconductors and mega-cap stocks). This resulted in extreme clustering at the country and industry levels on relative performance and valuation metrics.

•  Throughout 2020, developed countries along with China, Korea and Taiwan have had the greater fiscal resources to spend more heavily on stimulus than the majority of EM countries, and this was reflected in market performance. Korea, Taiwan and China were the best performing markets in EM in 2020, returning +45%, +42% and +30%, respectively, while the majority of remaining EM countries ended the year with negative returns. Our underweight allocation to North Asia and overweight allocations to the neglected parts of EM — select Latin America countries like Brazil and Central and

Eastern European (CEE) countries like Poland and Russia — detracted from returns.

•  For the full year, stock selection in Taiwan and Russia were top contributors to returns. In Taiwan, overweight allocations to two semiconductor companies helped drive returns. Within technology in Taiwan, we are focused on companies with competitive technology expertise, strong pricing power and structural growth in the value chain, particularly those in the hardware space.

•  In Russia, the portfolio benefited from a combination of long-held high quality growth names supported by secular trends and some recent additions in 2020 in companies that we believe can benefit from accelerated trends such as digitalization.

•  Stock selection in and underweight allocation to China was the largest detractor from performance. Though long-standing holdings in secular growth stories such as a leading beer brand and a dairy products company contributed, zero allocations to a shopping platform, electric vehicle manufacturer and an e-commerce company detracted as these stocks saw sharp rallies in 2020.

•  Our overweight allocation to and stock selection in Poland detracted, driven by an allocation to a game developer. The stock underperformed following a turbulent release of its latest game in the fourth quarter of 2020.

•  Stock selection in Turkey and India, particularly in the financials sector, also detracted. In India, financials were particularly hard hit when the government announced a 21-day lockdown in the first quarter of 2020 in response to the COVID-19 pandemic. Our allocation to a large bank in Turkey detracted as the worsening currency outlook for the Turkish lira remained a headwind for the stock.

Management Strategies

•  Looking ahead, we are very constructive on the broad outlook for emerging markets as an asset class over the next five to 10 years after the U.S. dominance of market returns in the past decade. Key among the catalysts to trigger robust returns for EM equities are the weakening of the U.S. dollar, the recovery of commodities prices, and the emerging reforms and digital innovations emanating from many EM countries. We believe EM valuations overall are at very compelling valuations relative to the U.S. equity market, which are likely to trigger asset allocation shifts. We believe we are at an important inflection point as drivers of economic growth and equity market returns

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

converge to help power the asset class after nearly a decade of underperforming the U.S.

•  The portfolio is focused on the themes, stocks and countries that we believe can thrive even if growth levels are much lower than they were in the first decade of the 2000s when EM boomed. We continue to be overweight secular growth winners and are incrementally adding cyclical recovery plays, including select materials and energy companies. From a country allocation perspective, our overweights are primarily in those countries with healthy or improving domestic demand, low debt and resilience in the face of declining global trade as nationalism and protectionism continue to increase.

•  We continue to overweight the CEE region through our exposure to stocks in Poland, Hungary and Czech Republic. CEE countries entered the pandemic with little or no economic imbalances and have ample room both on the monetary and fiscal sides to counter the economic impact of COVID-19, making it possible for these economies to recover faster than other developing countries. Recently, COVID-19 cases have increased in the region, but governments are taking measures to control the spread and limit the economic impact. That said, the companies we own have strong balance sheets that we believe can sustain another period of economic stress. We continue to invest in secular growth stories and strong franchises in CEE.

•  We remain overweight Russia. Russia continues to follow a very orthodox macro policy framework, which has materially reduced the vulnerability of the Russian economy to external shocks. Further, we believe the monetary and fiscal policies of the Russian government have not only reduced inflation to post-Soviet lows, but also are materially reducing the sensitivity of the Russian economy to oil and leading to a less volatile domestic economy. Within this macro context and given other features of Russia — including strong software engineering talent, an underdeveloped regional economy and abundant low-cost resources — we like select domestic stocks given their secular earnings growth opportunities, as well as specific low-cost commodity producers with healthy balance sheets and strong free cash flow even at current commodity prices, and reinvestment/growth opportunities.

•  Brazil suffered in 2020 from a combination of the pandemic, economic contraction and political uncertainty; however, we remain constructive on the prospects for reform advancing and on the quality, resilience and future growth prospects of the companies we own. We remain overweight Brazil, emphasizing stock opportunities within a still difficult — even if better than expected — macro environment.

•  We remain underweight China, mostly owing to our limited our exposure to state-owned and so-called "old" China industries. We believe surviving companies with strong balance sheets and cash flow could become market share consolidators in a post-COVID-19 world and thus likely long-term winners. In addition, the outbreak of the virus may foster digital trends on both the consumer and enterprise sides, favoring companies that embrace and enable the digital economy. We continue to focus on long-term fundamentals and identifying structural growth opportunities.

•  We are underweight Korea given its high absolute levels of debt and status as a quasi-developed market. Our stock selection in Korea remains focused on identifying growth opportunities within the specific themes of technology, electric vehicles, media and gaming, most of which are driven by global demand.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI Emerging Markets Index(1)

	Period Ended December 31, 2020
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	14.44%	10.24%	3.04%	6.14%
MSCI Emerging Markets Index	18.31	12.81	3.63	6.60
Fund – Class II(4)	14.36	10.18	2.98	9.85
MSCI Emerging Markets Index	18.31	12.81	3.63	11.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 27 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (98.8%)
Argentina (1.1%)
Globant SA (a)	11,644	$2,534
Brazil (7.1%)
Hapvida Participacoes e Investimentos SA	882,265	2,603
Localiza Rent a Car SA	167,843	2,237
Lojas Renner SA	342,572	2,880
Pagseguro Digital Ltd., Class A (a)	56,628	3,221
Petroleo Brasileiro SA	353,304	1,952
Petroleo Brasileiro SA (Preference)	424,930	2,307
Rumo SA (a)	491,711	1,818
		17,018
China (30.7%)
Alibaba Group Holding Ltd. (a)(b)	370,896	10,787
Alibaba Group Holding Ltd. ADR (a)	8,632	2,009
Anhui Conch Cement Co., Ltd., Class A	268,784	2,125
China Construction Bank Corp. H Shares (b)	4,196,230	3,165
China International Capital Corp., Ltd. H Shares (a)(b)	527,200	1,429
China Mengniu Dairy Co., Ltd. (a)(b)	755,000	4,552
China Resources Beer Holdings Co., Ltd. (b)	570,000	5,242
China Resources Land Ltd. (b)	232,000	956
Hua Hong Semiconductor Ltd. (a)(b)(c)	328,000	1,867
Jiangsu Hengrui Medicine Co., Ltd., Class A	79,158	1,349
Joincare Pharmaceutical Group Industry Co. Ltd.	342,300	728
Kweichow Moutai Co., Ltd., Class A	26,991	8,248
New Oriental Education & Technology Group, Inc. ADR (a)	18,121	3,367
Ping An Insurance Group Co. of China Ltd., Class A	124,889	1,662
Ping An Insurance Group Co. of China Ltd. H Shares (b)	94,500	1,150
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares (b)	382,000	864
Shenzhou International Group Holdings Ltd. (b)	183,100	3,589
TAL Education Group ADR (a)	25,068	1,793
Tencent Holdings Ltd. (b)	231,900	16,686
Universal Scientific Industrial Shanghai Co., Ltd., Class A	403,095	1,194
Yihai International Holding Ltd. (a)(b)	76,000	1,129
		73,891
Hong Kong (1.0%)
Hong Kong Exchanges & Clearing Ltd.	44,100	2,419
Hungary (1.0%)
Richter Gedeon Nyrt	99,449	2,496
India (8.5%)
Bharti Airtel Ltd.	224,911	1,571
Eicher Motors Ltd.	26,499	919
HDFC Bank Ltd. ADR (a)	29,033	2,098
Housing Development Finance Corp., Ltd.	92,858	3,253
ICICI Bank Ltd. (a)	383,570	2,821
ICICI Prudential Life Insurance Co., Ltd. (a)	158,197	1,081
	Shares	Value (000)
Infosys Ltd.	122,734	$2,104
Infosys Ltd. ADR	35,722	605
Mahindra & Mahindra Ltd.	131,841	1,304
Marico Ltd.	104,241	575
Reliance Industries Ltd.	63,696	1,733
Reliance Industries Partly Paid	87,007	1,337
Shree Cement Ltd.	2,965	975
		20,376
Indonesia (1.3%)
Bank Central Asia Tbk PT	1,274,900	3,073
Korea, Republic of (10.2%)
Kakao Corp.	6,403	2,298
LG Chem Ltd.	1,589	1,208
NCSoft Corp.	1,512	1,298
Samsung Biologics Co., Ltd. (a)	1,769	1,347
Samsung Electronics Co., Ltd.	197,463	14,746
Samsung SDI Co., Ltd.	2,332	1,351
SK Hynix, Inc.	19,971	2,181
		24,429
Mexico (1.2%)
Grupo Aeroportuario del Centro Norte SAB de CV (a)	448,779	2,895
Poland (2.3%)
Allegro.eu SA (a)	97,560	2,212
Jeronimo Martins SGPS SA	70,637	1,187
LPP SA (a)	1,007	2,242
		5,641
Russia (6.6%)
LUKOIL PJSC ADR	30,892	2,101
Novatek PJSC GDR (Registered)	16,779	2,732
Novolipetskiy Metallurgicheskiy Kombinat PAO GDR	94,400	2,612
TCS Group Holding PLC GDR	81,913	2,695
X5 Retail Group N.V. GDR	56,862	2,053
Yandex N.V., Class A (a)	51,389	3,576
		15,769
Singapore (1.3%)
Sea Ltd. ADR (a)	15,715	3,128
South Africa (4.8%)
Anglo American Platinum Ltd.	17,066	1,680
Anglo American PLC	128,060	4,250
Capitec Bank Holdings Ltd. (a)(c)	31,573	3,088
Clicks Group Ltd.	150,173	2,579
		11,597
Taiwan (13.0%)
ASE Technology Holding Co., Ltd.	975,738	2,830
Delta Electronics, Inc.	317,000	2,973
MediaTek, Inc.	133,000	3,547
Taiwan Semiconductor Manufacturing Co., Ltd.	1,155,000	21,850
		31,200

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
United Kingdom (2.8%)
Avast PLC	467,901	$3,436
Mondi PLC	137,891	3,235
		6,671
United States (5.9%)
ASML Holding NV	11,564	5,640
EPAM Systems, Inc. (a)	6,664	2,388
MercadoLibre, Inc. (a)	1,945	3,258
NIKE, Inc., Class B	20,493	2,899
		14,185
Total Common Stocks (Cost $130,990)		237,322
Short-Term Investment (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $3,203)	3,203,200	3,203
Total Investments (100.1%) (Cost $134,193) Including $3,231 of Securities Loaned (d)(e)		240,525
Liabilities in Excess of Other Assets (-0.1%)		(250)
Net Assets (100.0%)		$240,275

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2020.

(d)  The approximate fair value and percentage of net assets, $195,699,000 and 81.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $136,244,000. The aggregate gross unrealized appreciation is approximately $104,793,000 and the aggregate gross unrealized depreciation is approximately $512,000, resulting in net unrealized appreciation of approximately $104,281,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	44.5%
Semiconductors & Semiconductor Equipment	15.8
Interactive Media & Services	9.4
Internet & Direct Marketing Retail	7.6
Tech Hardware, Storage & Peripherals	6.1
Banks	5.9
Beverages	5.6
Oil, Gas & Consumable Fuels	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $130,990)	$237,322
Investment in Security of Affiliated Issuer, at Value (Cost $3,203)	3,203
Total Investments in Securities, at Value (Cost $134,193)	240,525
Foreign Currency, at Value (Cost $888)	878
Dividends Receivable	385
Receivable for Investments Sold	233
Receivable for Fund Shares Sold	87
Tax Reclaim Receivable	64
Receivable from Securities Lending Income	2
Receivable from Affiliate	—	@
Other Assets	25
Total Assets	242,199
Liabilities:
Payable for Investments Purchased	776
Payable for Advisory Fees	435
Deferred Capital Gain Country Tax	246
Payable for Fund Shares Redeemed	226
Payable for Servicing Fees	99
Payable for Custodian Fees	59
Payable for Professional Fees	26
Payable for Administration Fees	16
Payable for Transfer Agency Fees	3
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	37
Total Liabilities	1,924
NET ASSETS	$240,275
Net Assets Consist of:
Paid-in-Capital	$152,249
Total Distributable Earnings	88,026
Net Assets	$240,275
CLASS I:
Net Assets	$166,989
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,419,362 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$17.73
CLASS II:
Net Assets	$73,286
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,149,180 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$17.66
(1) Including:
Securities on Loan, at Value:	$3,231

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $457 of Foreign Taxes Withheld)	$3,263
Income from Securities Loaned — Net	33
Dividends from Security of Affiliated Issuer (Note H)	9
Total Investment Income	3,305
Expenses:
Advisory Fees (Note B)	1,756
Servicing Fees (Note D)	330
Custodian Fees (Note G)	169
Professional Fees	166
Administration Fees (Note C)	165
Distribution Fees — Class II Shares (Note E)	158
Shareholder Reporting Fees	52
Transfer Agency Fees (Note F)	15
Directors' Fees and Expenses	8
Pricing Fees	7
Interest Expenses	1
Other Expenses	18
Total Expenses	2,845
Waiver of Distribution Fees — Class II Shares (Note E)	(127)
Waiver of Advisory Fees (Note B)	(103)
Rebate from Morgan Stanley Affiliate (Note H)	(4)
Net Expenses	2,611
Net Investment Income	694
Realized Loss:
Investments Sold	(17,413)
Foreign Currency Forward Exchange Contracts	(377)
Foreign Currency Translation	(184)
Net Realized Loss	(17,974)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $122)	45,576
Foreign Currency Forward Exchange Contracts	146
Foreign Currency Translation	(5)
Net Change in Unrealized Appreciation (Depreciation)	45,717
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	27,743
Net Increase in Net Assets Resulting from Operations	$28,437

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$694	$3,148
Net Realized Gain (Loss)	(17,974)	5,358
Net Change in Unrealized Appreciation (Depreciation)	45,717	34,480
Net Increase in Net Assets Resulting from Operations	28,437	42,986
Dividends and Distributions to Shareholders:
Class I	(4,365)	(12,545)
Class II	(1,886)	(5,567)
Total Dividends and Distributions to Shareholders	(6,251)	(18,112)
Capital Share Transactions:(1)
Class I:
Subscribed	14,816	13,470
Distributions Reinvested	4,365	12,545
Redeemed	(31,140)	(55,300)
Class II:
Subscribed	9,684	7,329
Distributions Reinvested	1,886	5,567
Redeemed	(16,978)	(16,733)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(17,367)	(33,122)
Total Increase (Decrease) in Net Assets	4,819	(8,248)
Net Assets:
Beginning of Period	235,456	243,704
End of Period	$240,275	$235,456
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,016	885
Shares Issued on Distributions Reinvested	307	840
Shares Redeemed	(2,148)	(3,583)
Net Decrease in Class I Shares Outstanding	(825)	(1,858)
Class II:
Shares Subscribed	682	495
Shares Issued on Distributions Reinvested	133	374
Shares Redeemed	(1,164)	(1,110)
Net Decrease in Class II Shares Outstanding	(349)	(241)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$15.99		$14.48		$17.65		$13.16		$12.39
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05		0.20		0.14		0.09		0.10
Net Realized and Unrealized Gain (Loss)	2.15		2.56		(3.23)		4.52		0.73
Total from Investment Operations	2.20		2.76		(3.09)		4.61		0.83
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.17)		(0.08)		(0.12)		(0.06)
Net Realized Gain	(0.25)		(1.08)		—		—		—
Total Distributions	(0.46)		(1.25)		(0.08)		(0.12)		(0.06)
Net Asset Value, End of Period	$17.73		$15.99		$14.48		$17.65		$13.16
Total Return(3)	14.44%		19.59%		(17.47)%		35.06%		6.74%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$166,989		$163,794		$175,300		$238,026		$174,423
Ratio of Expenses Before Expense Limitation	1.30%		1.27%		N/A		1.32%		1.39%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.25	%(4)	1.22	%(4)	1.25	%(4)	1.28	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.25	%(4)	1.25	%(4)	1.22	%(4)	N/A		N/A
Ratio of Net Investment Income	0.35	%(4)	1.33	%(4)	0.86	%(4)	0.56	%(4)	0.74	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	52%		36%		42%		37%		34%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.35% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$15.93		$14.44		$17.59		$13.11		$12.35
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.04		0.19		0.13		0.08		0.09
Net Realized and Unrealized Gain (Loss)	2.14		2.54		(3.21)		4.51		0.73
Total from Investment Operations	2.18		2.73		(3.08)		4.59		0.82
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.16)		(0.07)		(0.11)		(0.06)
Net Realized Gain	(0.25)		(1.08)		—		—		—
Total Distributions	(0.45)		(1.24)		(0.07)		(0.11)		(0.06)
Net Asset Value, End of Period	$17.66		$15.93		$14.44		$17.59		$13.11
Total Return(3)	14.36%		19.51%		(17.51)%		35.06%		6.62%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$73,286		$71,662		$68,404		$89,249		$76,392
Ratio of Expenses Before Expense Limitation	1.55%		1.52%		1.48%		1.57%		1.64%
Ratio of Expenses After Expense Limitation	1.30	%(4)	1.30	%(4)	1.27	%(4)	1.30	%(4)	1.33	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.30	%(4)	1.30	%(4)	1.27	%(4)	N/A		N/A
Ratio of Net Investment Income	0.30	%(4)	1.28	%(4)	0.81	%(4)	0.51	%(4)	0.69	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	52%		36%		42%		37%		34%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class II shares. Prior to September 30, 2016, the maximum ratio was 1.40% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$—	$2,223	$—	$2,223
Banks	2,098	12,147	—	14,245
Beverages	—	13,490	—	13,490
Capital Markets	—	3,848	—	3,848
Chemicals	—	1,208	—	1,208
Commercial Banks	—	2,695	—	2,695
Construction Materials	—	3,100	—	3,100
Diversified Consumer Services	5,160	—	—	5,160
Electronic Equipment, Instruments & Components	—	5,518	—	5,518
Entertainment	3,128	1,298	—	4,426
Food & Staples Retailing	—	5,819	—	5,819
Food Products	—	5,681	—	5,681
Health Care Equipment & Supplies	—	864	—	864
Health Care Providers & Services	—	2,603	—	2,603
Information Technology Services	8,748	2,104	—	10,852
Insurance	—	3,893	—	3,893

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$3,576	$18,984	$—	$22,560
Internet & Direct Marketing Retail	7,479	10,787	—	18,266
Life Sciences Tools & Services	—	1,347	—	1,347
Metals & Mining	—	8,542	—	8,542
Multi-Line Retail	—	2,880	—	2,880
Oil, Gas & Consumable Fuels	—	12,162	—	12,162
Paper & Forest Products	—	3,235	—	3,235
Personal Products	—	575	—	575
Pharmaceuticals	—	4,573	—	4,573
Real Estate Management & Development	—	956	—	956
Road & Rail	—	4,055	—	4,055
Semiconductors & Semiconductor Equipment	5,640	32,275	—	37,915
Software	—	3,436	—	3,436
Tech Hardware, Storage & Peripherals	—	14,746	—	14,746
Textiles, Apparel & Luxury Goods	2,899	5,831	—	8,730
Thrifts & Mortgage Finance	—	3,253	—	3,253
Transportation Infrastructure	2,895	—	—	2,895
Wireless Telecommunication Services	—	1,571	—	1,571
Total Common Stocks	41,623	195,699	—	237,322
Short-Term Investment
Investment Company	3,203	—	—	3,203
Total Assets	$44,826	$195,699	$—	$240,525

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2020, the Fund did not have any open foreign currency forward exchange contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

for the year ended December 31, 2020 in accordance with ASC 815:

Realized Loss
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(377)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$146

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$14,271,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,231	(a)	$—	$(3,231	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received non-cash collateral of approximately $3,487,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.80% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares and 1.30% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $103,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the

Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2020, this waiver amounted to approximately $127,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $106,220,000 and $130,883,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$3,605	$55,211	$55,613	$9
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$3,203

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,804	$3,447	$2,399	$15,713

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,002	$—

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $8,910,000 and $9,091,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 53.2%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2021

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 0.12% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $3,447,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $418,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $457,000 and has derived net income from sources within foreign countries amounting to approximately $3,617,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN

3386932 EXP 02.28.22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Franchise Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Liquidity Risk Management Program	18
Federal Tax Notice	19
Director and Officer Information	20

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Global Franchise Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$1,124.90	$1,019.10	$6.41	$6.09	1.20%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of 13.21%, net of fees. The Fund's Class II shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 15.90%.

Factors Affecting Performance

•  The Index was up a mighty 14% in the fourth quarter of 2020 in U.S. dollars (USD), though a lower 12.4% in local currency terms given the dollar weakness. The strong fourth quarter meant that 2020 delivered double-digit returns for the Index despite the pandemic, up 15.9% in USD and 13.5% in local currency. Information technology (+44%) was the clear beneficiary of the pandemic, given the growth of remote working, e-commerce and the cloud, and was thus naturally the strongest sector, with all three sub-sectors doing well. Software & services rose 38%, semiconductors was up 47% and hardware gained 54%. Consumer discretionary (+37%) and communication services (+23%) also comfortably beat the Index, but this was far more dependent on a few winners rather than general sector strength. Two companies drove over 70% of consumer discretionary performance, while three companies did the same for communication services.(i) Materials (+20%) was also slightly ahead of the Index. At the other end of the spectrum, energy ended the year down 31%, despite the fourth quarter rally, while financials (-3%) and real estate (-5%) also posted negative returns. The risk-on fourth quarter of 2020 meant that the classic defensive sectors also lagged the Index, with utilities only up 5%, consumer staples up 8% and health care up 14%. Industrials (+12%) finished slightly behind the Index.

•  For the Fund's performance in the year, sector allocation was positive, but stock selection negative. The overweight in information technology helped a great deal with sector allocation, as did the underweight in financials and the lack of energy stocks, despite the two sectors' strong performance in the fourth quarter of 2020. These positive effects were significantly larger than the negative impacts of the consumer staples overweight and consumer discretionary underweight. The underperformance in information technology was the main driver of the negative stock selection. Communication services also underperformed for 2020 as a whole, while health care and financials outperformed.

•  Over the year, the largest absolute contributors were Microsoft, Danaher, Reckitt Benckiser, Accenture and Thermo Fisher. The top absolute detractors for the same period were Coca-Cola, Fox Corporation, Heineken, BAT and Becton Dickinson.

Management Strategies

•  One of the benefits of compounders is that they are robust in tough times. Their recurring revenues help preserve their sales while their pricing power protects margins. 2020 was certainly tough times, with world gross domestic product estimated to be down 4.4%, and advanced economies faring even worse, down 5.8%.(ii) The idiosyncratic nature of the crisis did affect some of the holdings in the portfolio, with beverage companies hit by the closure of bars and restaurants, a financial services company's lucrative cross-border business severely affected by the collapse in travel, and some health care players affected by the cancellation of routine operations and the logistical challenges of the pandemic. Despite this, the portfolio's earnings held up well overall given the general resilience of the companies, with the next 12 months' forward earnings up 6%, while dividends, actually up 5% for the year, provided another 2% of returns.(iii) The rest of the portfolio's total return for the year was due to a mild single-digit re-rating.

•  This is in stark contrast to the MSCI World Index as a whole. Its forward earnings fell 7%, despite all the government support for corporates. This meant that more than 100% of the overall Index return of 16% was accounted for by the major 23% re-rating. This repeated the pattern of 2019, when the Index returned 27%, despite a 1% fall in forward earnings, with re-rating driving the performance. Across the two years of 2019 and 2020, the Index has re-rated by 55%, from 13.4x to 20.7x next 12 months' forward earnings. It is also at an elevated 17.9x on a 24-month forward basis. The portfolio has also re-rated, by a more modest 22%, but at least half the returns have come from the compounding earnings, up 18%, and dividends.

•  It is the relative de-rating that has driven the portfolio's relative underperformance, in the face of sharply better earnings growth. While the fourth quarter of 2020 saw a cyclical/value rally, this was not the driver of underperformance for the year as a whole, given that energy and financials still remained massively behind the Index for 2020. This issue was around the dominance of technology in the market's returns. The information

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

technology sector alone delivered 60% of the Index's 16% return in 2020, and adding in certain household names in e-commerce, streaming, electric vehicles and social media — regarded by most people, if not MSCI, as technology companies — takes the share to 89%, meaning that the rest of the market only delivered 11% of the Index performance.(i) Another way of looking at it is that over half the total Index performance was delivered by only five companies, and 78% by the top 25, of which only one company is listed outside the U.S.

•  The Fund has a strong weighting in information technology, 30% as against 20% for the Index, which secured the portfolio's positive sector allocation in 2020, given that the other two key sectors, consumer staples and health care, underperformed the Index. The issue was the portfolio's failure to keep up with the sector's hot pace, as our picks only delivered 20%, as against the Index's 44%, driving the portfolio's negative stock selection in the year. There were stock-specific factors behind this large gap: the collapse in international travel hit a financial services company's cross-border business, while store closures held back one of our holding's merchant acquirer division. In addition, a management services company was hit by concerns about U.S. employment levels and one of our software holding's strategy change and associated target re-basing were not welcomed by the market. Looking at the other side, not holding an Index-heavyweight consumer electronics company proved expensive. All that said, there were two more structural factors that drove the shortfall.

•  The first was the portfolio's focus on services & software within information technology, which was "only" up 37%, lagging hardware (+54%) and semiconductors (+47%). Perhaps more importantly, the team's valuation discipline meant that the portfolio did not get the benefit of the year's massive growth boom (we are deliberately avoiding the term "bubble"). 2020 saw a spectacular 480 initial public offerings, amongst which there were 248 SPACs (special purpose acquisition companies), also known as "shell" or "blank check" companies.(iv)

•  There are only two ways of losing money in equities: either the earnings go away or the valuation goes away. Our quality-obsessed investment philosophy looks to minimize the former, and the rise in the portfolio's 2020 earnings has provided further evidence of resilience, despite some of the idiosyncratic headwinds the pandemic has produced. We have also looked to reduce the risk of the latter, in the face of the market's 20x forward earnings multiple. Not only have we abjured the more boisterous segments of the information technology sector, but we have shown discipline within the portfolio's existing holdings. 2020 saw around 600 basis points of net shifts from the growthier end of portfolio (where we estimate top-line growth of 6% or above) to the duller end (sub-6% growth). This makes a cumulative 1,700 basis point shift over the last three years. This shift to cheaper stocks has been to the detriment of performance, given the continued progress for growthier names, but we believe should support the portfolio's resilience in the future.

•  We do not claim that the current multiple of 23x forward earnings means that the Fund is cheap in absolute terms — that would be tough to ask 11 years into a bull market. However, a relative earnings multiple of 1.11x the Index, which drops to parity on a free cash flow basis, does look far more defensible. Now more than ever, it is time to focus on keeping the lights on, rather than attempting to shoot them out, and reasonably priced compounders seem a reasonable way of avoiding a plunge into darkness.

(i)  Source: FactSet and Morgan Stanley Investment Management.

(ii)  Source: International Monetary Fund.

(iii)  Source for all earnings and valuations data used in this report: FactSet and Morgan Stanley Investment Management.

(iv)  Source: PwC Global IPO Watch.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the MSCI World Net Index(1)

	Period Ended December 31, 2020
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Fund – Class II(3)	13.21%	13.81%	12.32%	11.63%
MSCI World Net Index	15.90	12.19	9.87	9.12

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
France (5.8%)
L'Oreal SA (BSRM)	2,249	$858
LVMH Moet Hennessy Louis Vuitton SE	927	581
Pernod Ricard SA	2,813	540
		1,979
Germany (4.4%)
SAP SE	11,616	1,504
Italy (0.5%)
Davide Campari-Milano N.V.	16,245	186
Netherlands (2.4%)
Heineken N.V.	7,294	812
United Kingdom (16.1%)
British American Tobacco PLC	22,013	818
Experian PLC	8,292	315
Reckitt Benckiser Group PLC	30,695	2,740
RELX PLC (Euronext N.V.)	11,636	284
RELX PLC (LSE)	30,089	736
Unilever PLC	10,068	604
		5,497
United States (69.1%)
Abbott Laboratories	12,180	1,334
Accenture PLC, Class A	6,371	1,664
Automatic Data Processing, Inc.	7,637	1,346
Baxter International, Inc.	17,342	1,392
Becton Dickinson & Co.	5,096	1,275
Coca-Cola Co. (The)	12,254	672
Danaher Corp.	6,177	1,372
Factset Research Systems, Inc.	670	223
Fidelity National Information Services, Inc.	5,868	830
Fox Corp., Class A	7,091	207
Fox Corp., Class B (a)	5,474	158
Intercontinental Exchange, Inc.	8,353	963
Microsoft Corp.	13,214	2,939
Moody's Corp.	1,272	369
NIKE, Inc., Class B	4,122	583
Philip Morris International, Inc.	32,795	2,715
Procter & Gamble Co. (The)	11,504	1,601
Roper Technologies, Inc.	745	321
Thermo Fisher Scientific, Inc.	2,656	1,237
Visa, Inc., Class A	8,766	1,917
Zoetis, Inc.	3,024	500
		23,618
Total Common Stocks (Cost $19,155)		33,596
	Shares	Value (000)
Short-Term Investment (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $575)	575,456	$575
Total Investments (100.0%) (Cost $19,730) (b)(c)		34,171
Other Assets in Excess of Liabilities (0.0%)		17
Net Assets (100.0%)		$34,188

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $9,978,000 and 29.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $20,011,000. The aggregate gross unrealized appreciation is approximately $14,578,000 and the aggregate gross unrealized depreciation is approximately $418,000, resulting in net unrealized appreciation of approximately $14,160,000.

BSRM  Berlin Second Regulated Market.

Euronext N.V.  Euronext Amsterdam Stock Market.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	24.9%
Information Technology Services	16.9
Health Care Equipment & Supplies	15.7
Software	13.0
Household Products	12.7
Tobacco	10.3
Beverages	6.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $19,155)	$33,596
Investment in Security of Affiliated Issuer, at Value (Cost $575)	575
Total Investments in Securities, at Value (Cost $19,730)	34,171
Dividends Receivable	68
Tax Reclaim Receivable	17
Receivable from Affiliate	—	@
Other Assets	8
Total Assets	34,264
Liabilities:
Payable for Professional Fees	17
Payable for Fund Shares Redeemed	16
Payable for Servicing Fees	14
Payable for Distribution Fees — Class II Shares	7
Payable for Custodian Fees	5
Payable for Advisory Fees	4
Payable for Administration Fees	2
Payable for Transfer Agency Fees	1
Other Liabilities	10
Total Liabilities	76
NET ASSETS	$34,188
Net Assets Consist of:
Paid-in-Capital	$16,064
Total Distributable Earnings	18,124
Net Assets	$34,188
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,722,318 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.56

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $9 of Foreign Taxes Withheld)	$636
Dividends from Security of Affiliated Issuer (Note H)	2
Total Investment Income	638
Expenses:
Advisory Fees (Note B)	264
Professional Fees	119
Distribution Fees — Class II Shares (Note E)	82
Servicing Fees (Note D)	44
Administration Fees (Note C)	26
Custodian Fees (Note G)	19
Shareholder Reporting Fees	17
Directors' Fees and Expenses	5
Transfer Agency Fees (Note F)	3
Pricing Fees	2
Other Expenses	12
Total Expenses	593
Waiver of Advisory Fees (Note B)	(197)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	395
Net Investment Income	243
Realized Gain (Loss):
Investments Sold	3,680
Foreign Currency Translation	(1)
Net Realized Gain	3,679
Change in Unrealized Appreciation (Depreciation):
Investments	59
Foreign Currency Translation	1
Net Change in Unrealized Appreciation (Depreciation)	60
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,739
Net Increase in Net Assets Resulting from Operations	$3,982

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$243	$279
Net Realized Gain	3,679	3,256
Net Change in Unrealized Appreciation (Depreciation)	60	5,272
Net Increase in Net Assets Resulting from Operations	3,982	8,807
Dividends and Distributions to Shareholders:
Class II	(3,630)	(4,904)
Capital Share Transactions:(1)
Class II:
Subscribed	1,391	876
Distributions Reinvested	3,630	4,904
Redeemed	(6,478)	(6,712)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,457)	(932)
Total Increase (Decrease) in Net Assets	(1,105)	2,971
Net Assets:
Beginning of Period	35,293	32,322
End of Period	$34,188	$35,293
(1) Capital Share Transactions:
Class II:
Shares Subscribed	119	72
Shares Issued on Distributions Reinvested	320	415
Shares Redeemed	(547)	(547)
Net Decrease in Class II Shares Outstanding	(108)	(60)

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$12.47		$11.18		$13.73		$12.64		$14.02
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.10		0.11		0.13		0.16
Net Realized and Unrealized Gain (Loss)	1.41		3.09		(0.22)		2.96		0.63
Total from Investment Operations	1.50		3.19		(0.11)		3.09		0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.12)		(0.15)		(0.19)		(0.21)
Net Realized Gain	(1.30)		(1.78)		(2.29)		(1.81)		(1.96)
Total Distributions	(1.41)		(1.90)		(2.44)		(2.00)		(2.17)
Net Asset Value, End of Period	$12.56		$12.47		$11.18		$13.73		$12.64
Total Return(3)	13.21%		29.53%		(1.77)%		25.75%		5.42%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$34,188		$35,293		$32,322		$39,318		$37,841
Ratio of Expenses Before Expense Limitation	1.80%		1.69%		1.77%		1.73%		1.60%
Ratio of Expenses After Expense Limitation	1.20	%(4)	1.20	%(4)	1.20	%(4)	1.20	%(4)	1.20	%(4)
Ratio of Net Investment Income	0.74	%(4)	0.82	%(4)	0.88	%(4)	0.96	%(4)	1.19	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	17%		14%		27%		26%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Company seeks long-term capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of

11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$672	$1,538	$—	$2,210
Capital Markets	1,555	—	—	1,555
Health Care Equipment & Supplies	5,373	—	—	5,373
Household Products	1,601	2,740	—	4,341
Industrial Conglomerates	321	—	—	321
Information Technology Services	5,757	—	—	5,757
Life Sciences Tools & Services	1,237	—	—	1,237
Media	365	—	—	365
Personal Products	—	1,462	—	1,462
Pharmaceuticals	500	—	—	500
Professional Services	—	1,335	—	1,335
Software	2,939	1,504	—	4,443
Textiles, Apparel & Luxury Goods	583	581	—	1,164
Tobacco	2,715	818	—	3,533
Total Common Stocks	23,618	9,978	—	33,596
Short-Term Investment
Investment Company	575	—	—	575
Total Assets	$24,193	$9,978	$—	$34,171
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.20% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $197,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State

Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $5,454,000 and $10,287,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$633	$6,436	$6,494	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$575

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$367	$3,263	$315	$4,589

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$276	$3,690

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 85.3%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2021

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 94.2% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $3,263,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
3386935 EXP 02.28.22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Infrastructure Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Liquidity Risk Management Program	21
Federal Tax Notice	22
Director and Officer Information	23

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Global Infrastructure Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,099.50	$1,020.76	$4.59	$4.42	0.87%
Global Infrastructure Portfolio Class II	1,000.00	1,098.80	1,019.51	5.91	5.69	1.12

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

** Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks both capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –1.15%, net of fees, and –1.43%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned –6.97%, but underperformed the S&P Global BMI Index, a proxy for global equities, which returned 16.78%.

Factors Affecting Performance

•  Infrastructure shares declined 6.97% in the year ending December 31, 2020, as measured by the Index. From a sector perspective, water & waste, communications, European regulated utilities, electricity transmission & distribution, and toll roads outperformed the Index, while gas midstream, pipeline companies, ports, airports, diversified, and gas distribution utilities underperformed.

•  Overall for 2020, global listed infrastructure securities performed poorly relative to the broader equity markets due to exposure to industries directly impacted by COVID-19, exposure to sectors anticipated to be adversely impacted by the "green" energy transition, as well as infrastructure's perceived defensiveness in a largely pro-cyclical market following the first quarter 2020 equity market lows. In fact, on a full-year basis, infrastructure securities trailed global equities by a wider margin than in any calendar year period post-Global Financial Crisis, with global equities finishing solidly in positive territory for the year while infrastructure securities remained in the red. 2020 was a broadly thematic market, where asset classes fitting into "en vogue" themes (e.g., work-from-home, energy transition) performed well, largely untethered to fundamental trends. After the depths of the pandemic in March 2020, investors also used the comfort of central bank and government "backstops" to broadly bid up equity share prices, as long as the companies being bid were not perceived to have risks associated with future impairment brought on by disruption. In this market, that meant companies with resilient operating fundamentals but little operating leverage were not rewarded. As a result, infrastructure was negatively impacted in 2020 both in sectors with direct, fundamental challenges brought on by the pandemic, as well as those sectors traditionally known for their resilience. In some ways, it was a perfect storm impacting an asset class where utilities, transportation and energy infrastructure combined represent roughly 80% of the Index. However, the difficult year experienced in 2020 may also present an opportunity moving forward.

•  For the full-year 2020, the Fund outperformed the Index. From a bottom-up perspective, the Fund benefited from favorable stock selection in the gas distribution utilities, communications and pipeline companies sectors, which was offset by adverse stock selection in the airports, water & waste, and diversified sectors. From a top-down perspective, the Fund benefited from out-of-benchmark positions in renewables and railroads, underweights to gas midstream and pipeline companies, and an overweight to water & waste, which was only modestly offset by underweights to communications and diversified and an overweight to toll roads.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

•  Our research currently leads us to an overweighting in the Fund to a group of companies in the toll roads, water & waste, airports and gas midstream sectors, and an underweighting to companies in the electricity transmission & distribution, pipeline companies, communications, European regulated utilities, gas distribution utilities and diversified sectors. Our weighting to ports is roughly in line with the Index. Finally, we continue to retain out-of-benchmark positions in renewables, railroads and certain other utilities that are not contained in the Index.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

•  Looking forward into 2021, we are highly constructive on infrastructure securities. The relative underperformance of infrastructure versus the broader equity markets has been extreme, and we look for some of that gap to converge, in particular given the fact that fundamental deterioration for infrastructure was much more modest than that for the broader market outside of airports and toll roads, two areas directly impacted by work-from-home policies and the pandemic. Indeed, even in the area of energy infrastructure, where overall demand for natural gas, crude oil and natural gas liquids was reduced as a result of the pandemic, actual cash flow per share revisions were quite modest overall, and in select cases cash flows continued to grow.

•  As a general comment, we view valuations in infrastructure securities as attractive, particularly in a relative sense, and believe there are fundamental tailwinds across all sectors, with recovery anticipated in transportation and energy. We acknowledge that rising interest rates may be a short-term headwind for select areas of infrastructure and the equity markets more broadly, but we do not anticipate that headwind to be material or long lasting. Core to this belief is that while we do believe risk-free sovereign rates have scope to rise, we do not believe they will rise to extreme levels, and indeed are likely to remain lower than base rates prior to the pandemic (recall, the U.S. 10-year Treasury yield was roughly 1.90% entering 2020).(i) Furthermore, we believe the velocity of change matters more than the absolute levels, and there is no indication central banks will materially alter their messaging in 2021, prompting a "taper tantrum." Finally, we believe this rise in rates is likely the result of increased expectations with regard to growth and inflation, both positive inputs to infrastructure cash flows through demand and pricing increases.

*  Performance shown for the Fund's Class I shares reflects the performance of the Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

(i)  Source: Bloomberg L.P.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2020
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(4)	–1.15%	8.76%	9.44%	8.01%
Dow Jones Brookfield Global Infrastructure IndexSM	–6.97	7.52	8.15	8.82
S&P Global BMI Index	16.78	12.66	9.60	8.40
Fund – Class II(4)	–1.43	8.48	9.17	5.02
Dow Jones Brookfield Global Infrastructure IndexSM	–6.97	7.52	8.15	7.01
S&P Global BMI Index	16.78	12.66	9.60	6.39

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. The index members represent developed and emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  On April 28, 2014, the Variable Insurance Fund, Inc. (formerly Universal Institutional Funds, Inc.,) on behalf of the Fund, acquired substantially all of the assets and liabilities of Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Fund. The Fund adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014. VIS Global Infrastructure's Class X shares commenced operations on March 1, 1990 and Class Y shares commenced operations on June 5, 2000.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (95.4%)
Australia (4.4%)
Atlas Arteria Ltd.	165,208	$831
Sydney Airport (a)	114,463	566
Transurban Group	191,413	2,017
		3,414
Brazil (0.4%)
Energisa SA (Units) (b)	29,900	303
Canada (10.4%)
Canadian National Railway Co.	8,421	926
Enbridge, Inc.	58,227	1,862
Gibson Energy, Inc. (c)	149,162	2,410
Keyera Corp. (c)	21,222	377
Pembina Pipeline Corp. (c)	28,541	675
TC Energy Corp.	42,754	1,738
		7,988
China (7.5%)
China Everbright International Ltd. (d)	3,093,000	1,747
China Gas Holdings Ltd. (d)	582,800	2,309
China Merchants Port Holdings Co., Ltd. (d)	343,034	420
China Tower Corp. Ltd. H Shares (d)	2,922,000	430
Jiangsu Expressway Co., Ltd. H Shares (d)	562,000	629
Zhejiang Expressway Co., Ltd., Class H (d)	264,000	223
		5,758
Denmark (0.4%)
Orsted A/S	1,641	336
France (5.9%)
Aeroports de Paris (ADP) (a)	1,712	221
Getlink SE (a)	37,840	655
Vinci SA	37,054	3,691
		4,567
Hong Kong (1.0%)
Power Assets Holdings Ltd.	137,500	745
India (2.0%)
Azure Power Global Ltd. (a)	37,499	1,529
Italy (3.5%)
Atlantia SpA (a)	24,321	439
Infrastrutture Wireless Italiane SpA	72,760	882
Snam SpA	74,679	422
Terna Rete Elettrica Nazionale SpA	126,304	971
		2,714
Japan (2.3%)
Central Japan Railway Co.	3,600	509
East Japan Railway Co.	18,800	1,254
		1,763
	Shares	Value (000)
Mexico (4.3%)
Grupo Aeroportuario del Pacifico SAB de CV, Class B (a)	54,853	$612
Grupo Aeroportuario del Sureste SAB de CV, Class B (a)	39,221	650
Promotora y Operadora de Infraestructura SAB de CV	228,514	2,026
		3,288
New Zealand (1.0%)
Auckland International Airport Ltd. (a)	136,787	748
Spain (4.2%)
Aena SME SA (a)	5,914	1,028
Cellnex Telecom SA	18,220	1,094
Ferrovial SA	41,363	1,144
		3,266
Switzerland (0.9%)
Flughafen Zurich AG (Registered) (a)	4,083	720
United Kingdom (5.1%)
National Grid PLC	238,430	2,818
Pennon Group PLC	38,065	493
Severn Trent PLC	20,232	631
		3,942
United States (42.1%)
Ameren Corp.	10,410	813
American Electric Power Co., Inc.	12,674	1,055
American Tower Corp. REIT	23,374	5,247
American Water Works Co., Inc.	9,548	1,465
Atmos Energy Corp.	14,578	1,391
Avangrid, Inc.	15,868	721
Cheniere Energy, Inc. (a)	25,291	1,518
CMS Energy Corp.	9,624	587
Crown Castle International Corp. REIT	24,258	3,862
Edison International	22,297	1,401
Essential Utilities, Inc.	35,459	1,677
Eversource Energy	16,280	1,408
NiSource, Inc.	54,162	1,242
ONEOK, Inc.	49,269	1,891
Republic Services, Inc.	5,322	513
SBA Communications Corp. REIT	6,569	1,853
Sempra Energy	15,906	2,027
Targa Resources Corp.	40,143	1,059
Waste Management, Inc.	9,015	1,063
Williams Cos., Inc. (The)	49,012	983
Xcel Energy, Inc.	10,112	674
		32,450
Total Common Stocks (Cost $57,738)		73,531

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Shares	Value (000)
Short-Term Investments (5.8%)
Securities held as Collateral on Loaned Securities (3.2%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	2,133,048	$2,133
	Face Amount (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $65; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $66)	$65	65
HSBC Securities USA, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $254; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $259)	254	254
Merrill Lynch & Co., Inc., (0.06%, 12/31/20, due 1/4/21; proceeds $26; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $27)	26	26
		345
Total Securities held as Collateral on Loaned Securities (Cost $2,478)		2,478
	Shares
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $2,036)	2,036,420	2,036
Total Short-Term Investments (Cost $4,514)		4,514
Total Investments (101.2%) (Cost $62,252) Including $3,303 of Securities Loaned (e)(f)		78,045
Liabilities in Excess of Other Assets (-1.2%)		(900)
Net Assets (100.0%)		$77,145

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(c)  All or a portion of this security was on loan at December 31, 2020.

(d)  Security trades on the Hong Kong exchange.

(e)  The approximate fair value and percentage of net assets, $28,276,000 and 36.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $64,411,000. The aggregate gross unrealized appreciation is approximately $16,954,000 and the aggregate gross unrealized depreciation is approximately $3,320,000, resulting in net unrealized appreciation of approximately $13,634,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	26.3%
Communications	17.7
Electricity Transmission & Distribution	13.4
Other**	13.2
Toll Roads	9.0
Water	8.0
Diversified	6.4
Airports	6.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $58,083)	$73,876
Investment in Security of Affiliated Issuer, at Value (Cost $4,169)	4,169
Total Investments in Securities, at Value (Cost $62,252)	78,045
Foreign Currency, at Value (Cost $57)	58
Receivable for Investments Sold	2,201
Dividends Receivable	203
Receivable for Fund Shares Sold	31
Tax Reclaim Receivable	12
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	11
Total Assets	80,561
Liabilities:
Collateral on Securities Loaned, at Value	2,478
Payable for Investments Purchased	761
Payable for Advisory Fees	56
Payable for Servicing Fees	41
Payable for Fund Shares Redeemed	21
Payable for Professional Fees	18
Payable for Custodian Fees	15
Payable for Distribution Fees — Class II Shares	9
Payable for Administration Fees	5
Payable for Transfer Agency Fees	1
Other Liabilities	11
Total Liabilities	3,416
NET ASSETS	$77,145
Net Assets Consist of:
Paid-in-Capital	$58,455
Total Distributable Earnings	18,690
Net Assets	$77,145
CLASS I:
Net Assets	$35,868
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,621,698 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.76
CLASS II:
Net Assets	$41,277
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,358,726 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.70
(1) Including:
Securities on Loan, at Value:	$3,303

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $94 of Foreign Taxes Withheld)	$2,223
Income from Securities Loaned — Net	5
Dividends from Security of Affiliated Issuer (Note H)	3
Total Investment Income	2,231
Expenses:
Advisory Fees (Note B)	647
Professional Fees	118
Servicing Fees (Note D)	113
Distribution Fees — Class II Shares (Note E)	100
Administration Fees (Note C)	61
Custodian Fees (Note G)	41
Shareholder Reporting Fees	25
Transfer Agency Fees (Note F)	6
Directors' Fees and Expenses	6
Pricing Fees	4
Other Expenses	15
Total Expenses	1,136
Waiver of Advisory Fees (Note B)	(374)
Rebate from Morgan Stanley Affiliate (Note H)	(2)
Net Expenses	760
Net Investment Income	1,471
Realized Gain:
Investments Sold	2,383
Foreign Currency Translation	9
Net Realized Gain	2,392
Change in Unrealized Appreciation (Depreciation):
Investments	(5,625)
Foreign Currency Translation	(@)
Net Change in Unrealized Appreciation (Depreciation)	(5,625)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(3,233)
Net Decrease in Net Assets Resulting from Operations	$(1,762)

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,471	$2,087
Net Realized Gain	2,392	1,333
Net Change in Unrealized Appreciation (Depreciation)	(5,625)	17,287
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,762)	20,707
Dividends and Distributions to Shareholders:
Class I	(1,168)	(3,030)
Class II	(1,196)	(3,020)
Total Dividends and Distributions to Shareholders	(2,364)	(6,050)
Capital Share Transactions:(1)
Class I:
Subscribed	1,652	691
Distributions Reinvested	1,168	3,030
Redeemed	(7,202)	(7,493)
Class II:
Subscribed	5,363	5,255
Distributions Reinvested	1,196	3,020
Redeemed	(9,123)	(7,778)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,946)	(3,275)
Total Increase (Decrease) in Net Assets	(11,072)	11,382
Net Assets:
Beginning of Period	88,217	76,835
End of Period	$77,145	$88,217
(1) Capital Share Transactions:
Class I:
Shares Subscribed	225	90
Shares Issued on Distributions Reinvested	164	394
Shares Redeemed	(958)	(974)
Net Decrease in Class I Shares Outstanding	(569)	(490)
Class II:
Shares Subscribed	714	682
Shares Issued on Distributions Reinvested	169	395
Shares Redeemed	(1,237)	(1,018)
Net Increase (Decrease) in Class II Shares Outstanding	(354)	59

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$8.12		$6.80		$7.91		$7.53		$7.08
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15		0.20		0.20		0.23		0.22
Net Realized and Unrealized Gain (Loss)	(0.26)		1.69		(0.79)		0.72		0.88
Total from Investment Operations	(0.11)		1.89		(0.59)		0.95		1.10
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.22)		(0.23)		(0.19)		(0.18)
Net Realized Gain	(0.12)		(0.35)		(0.29)		(0.38)		(0.47)
Total Distributions	(0.25)		(0.57)		(0.52)		(0.57)		(0.65)
Net Asset Value, End of Period	$7.76		$8.12		$6.80		$7.91		$7.53
Total Return(3)	(1.15)%		28.30%		(7.85)%		12.96%		15.27%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,868		$42,162		$38,642		$50,116		$51,786
Ratio of Expenses Before Expense Limitation	1.36%		1.33%		1.34%		1.34%		1.29%
Ratio of Expenses After Expense Limitation	0.87	%(4)	0.87	%(4)	0.87	%(4)	0.86	%(4)	0.86	%(4)
Ratio of Net Investment Income	2.06	%(4)	2.58	%(4)	2.80	%(4)	2.98	%(4)	2.87	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.01%
Portfolio Turnover Rate	62%		30%		44%		43%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Global Infrastructure Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$8.06		$6.76		$7.85		$7.49		$7.05
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13		0.18		0.18		0.21		0.20
Net Realized and Unrealized Gain (Loss)	(0.26)		1.67		(0.77)		0.71		0.87
Total from Investment Operations	(0.13)		1.85		(0.59)		0.92		1.07
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.20)		(0.21)		(0.18)		(0.16)
Net Realized Gain	(0.12)		(0.35)		(0.29)		(0.38)		(0.47)
Total Distributions	(0.23)		(0.55)		(0.50)		(0.56)		(0.63)
Net Asset Value, End of Period	$7.70		$8.06		$6.76		$7.85		$7.49
Total Return(3)	(1.43)%		27.87%		(7.89)%		12.54%		14.97%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$41,277		$46,055		$38,193		$45,234		$37,747
Ratio of Expenses Before Expense Limitation	1.61%		1.58%		1.59%		1.59%		1.54%
Ratio of Expenses After Expense Limitation	1.12	%(4)	1.12	%(4)	1.12	%(4)	1.11	%(4)	1.11	%(4)
Ratio of Net Investment Income	1.81	%(4)	2.33	%(4)	2.55	%(4)	2.73	%(4)	2.62	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.01%
Portfolio Turnover Rate	62%		30%		44%		43%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks both capital appreciation and current income. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$1,262	$3,283	$—	$4,545
Commercial Services & Supplies	513	—	—	513
Communications	10,962	2,406	—	13,368
Diversified	—	4,835	—	4,835
Electricity Transmission & Distribution	5,259	4,837	—	10,096
Oil & Gas Storage & Transportation	17,173	2,731	—	19,904
Ports	—	420	—	420
Railroads	926	1,763	—	2,689
Renewables	1,529	336	—	1,865
Toll Roads	2,026	4,794	—	6,820
Utilities	2,463	—	—	2,463
Water	3,142	2,871	—	6,013
Total Common Stocks	45,255	28,276	—	73,531
Short-Term Investments
Investment Company	4,169	—	—	4,169
Repurchase Agreements	—	345	—	345
Total Short-Term Investments	4,169	345	—	4,514
Total Assets	$49,424	$28,621	$—	$78,045

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-tomarket on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,303	(a)	$—	$(3,303	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of approximately $2,478,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $992,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$2,478	$—	$—	$—	$2,478
Total Borrowings	$2,478	$—	$—	$—	$2,478
Gross amount of recognized liabilities for securities lending transactions					$2,478

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares and 1.12% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $374,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $46,759,000 and $57,148,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$924	$29,373	$26,128	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$4,169

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,179	$1,185	$2,240	$3,810

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,113	$2,941

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 69.0%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2021

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 26.3% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,185,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,250,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $94,000 and has derived net income from sources within foreign countries amounting to approximately $1,348,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGINANN
3386938 EXP 02.28.22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
Director and Officer Information	24

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Global Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$1,164.10	$1,018.85	$6.80	$6.34	1.25%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of -14.85%, net of fees. The Fund's Class II shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned -8.45%, and the MSCI World Net Index, which returned 15.90%.

Factors Affecting Performance

•  Global real estate securities declined 8.5% during the 12-month period ending December 31, 2020, as measured by the Index, as the impacts of COVID-19 and the widespread economic and social shutdowns experienced worldwide disproportionately impacted fundamentals for the property sector. After a sharp decline in the first quarter following the initial outbreak and spread of COVID-19, the sector posted gains for the remainder of the year, as markets responded positively to fiscal and monetary stimulus policies. Importantly, real estate posted strong gains in the fourth quarter of 2020, after a strong rally in November on news that the Pfizer-BioNTech and Moderna vaccines were over 90% effective in preventing COVID-19.

•  The largest declines for the year from a sector perspective were experienced in the retail, hotel and office property sectors.

•  Retail real estate experienced a pullback for the year given the direct impact social distancing and quarantining measures have had on earnings. The retail sector underperformed as London (declined 39.2%), Continental Europe (declined 39.0%) and U.S. retail assets (-37.4% for U.S. malls and -27.8% U.S. shopping centers) posted losses for the full year.(i) The temporary closure of a significant faction of retail real estate impaired cash rent collections. Additionally, the strain that the pandemic has placed on retail tenants has called into question the solvency of such tenants going forward, leading to greater uncertainty in cash flow projections for retail landlords.

•  The Fund's security selection and overweight allocation to U.S. malls, overweight to Continental European retail and security selection in the U.K. Majors detracted from performance for the year. However, the underweight to U.S. shopping centers overall, coupled with positive security selection, contributed to performance for the Fund.

•  Global offices also underperformed for the year, as growing uncertainty regarding the potential structural impact of the work-from-home theme impacted the sector. For the full-year period, U.S. primary central business district (CBD) offices declined 22.0%, London offices declined 20.5% and U.S. secondary CBD/suburban offices declined 14.8%.(i) Despite this increased uncertainty, office companies have continued to have high rent collections and limited tenant bankruptcies. Additionally, despite low utilization of office space in much of the U.S. and Europe, it is noteworthy that in Northern Asia, where the health crisis is currently deemed to be more under control, the labor force has mostly returned to the workplace and the office market is not facing as intense scrutiny with regard to the structural impact from the work-from-home theme.

•  The Fund's overweight allocation to primary CBD office within the U.S. was the largest detractor from performance, as was stock selection in this segment.

•  Hotel stocks in the U.S. underperformed for the year (-25.9%) due to a significant decline in demand stemming from a pullback in both business and leisure travel as a result of the pandemic.(i) Despite this headwind, the Fund's positions in select hotel companies modestly contributed to performance.

•  German residential, U.S. data centers and U.S. industrial were top performers over the course of the year, returning 35.7%, 18.1% and 13.4%, respectively.(i) Within Germany, investors were drawn to the defensive characteristics displayed by the residential landlords, as the pandemic had little impact on rental levels, occupancy rates and rent collections. Within the U.S., both data centers and industrial benefited from increased demand as a result of COVID-19 stemming from the increased need for digital infrastructure and e-commerce fulfillment.

•  The underweight in German residential and U.S. data centers detracted from relative performance. Despite an underweight position in the U.S. industrial sector detracting from the Fund's performance, favorable security selection was additive for the year.

(i)  Returns provided are a sub-segment of the FTSE EPRA Nareit Developed Index. Data as of December 31, 2020.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

•  From a geographic perspective, we note the following:

o  North American property stocks declined 9.7% as measured by the FTSE EPRA Nareit North America Index.(ii)

•  Canada (-12.8%) underperformed the U.S. (-9.6%) for the year, given less sector exposure to outperforming alternative asset types, including data centers and self-storage.

o  Within Asia, property stocks declined 9.1%, as measured by the FTSE EPRA Nareit Developed Asia Index.(ii)

•  Singapore outperformed the Asian average (-0.8%), Australia (-9.0%) performed in line, while Japan (-9.8%) and Hong Kong (-12.2%) underperformed the Asian average for the year.

•  Strength in the Asian currencies relative to the U.S. dollar lifted overall returns, particularly in Australia and Japan.

o  European property stocks declined 1.9%, as measured by the FTSE EPRA Nareit Developed Europe Index.(ii)

•  Spain (-26.6%), France (-20.4%) and the U.K. (-13.2%) experienced the weakest returns for the year, whereas Germany (25.4%) and Sweden (9.0%) were notable outperformers.

•  Strength in the euro and British pound relative to the U.S. dollar were additive for index returns.

Management Strategies

•  While real estate securities posted a negative return for the year, recent market strength in the asset class is supported by a number of macro and fundamental factors, including monetary stimulus, vaccine discovery and clarity on the timeline for successful vaccine dissemination, and the reopening of economies and related positive demand impacts for sectors across real estate. Additionally, the relative valuation of real estate securities is attractive compared to investable alternatives including the broader equity market, fixed income and direct property investment.

•  For these reasons, we have a favorable outlook for real estate over the next year, however, continue to believe active management with a keen focus on relative value is important.

•  The investment philosophy of the Fund has evolved to incorporate equity multiples and cash flow growth estimates, in addition to the more traditional net asset value approach. By incorporating both an equity market valuation and more traditional real estate valuation, we believe the Fund will be better prepared to identify securities with the best expected total returns going forward.

(ii)  The FTSE EPRA Nareit North America Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes are listed in U.S. dollars and assume reinvestment of dividends. The indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Index – Net Total Return to U.S. Investors(1) and the MSCI World Net Index(2)

	Period Ended December 31, 2020
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class II(4)	–14.85%	0.86%	3.45%	2.91%
FTSE EPRA Nareit Developed Real Estate Index – Net Total Return to U.S. Investors	–8.45	4.40	6.05	4.09
MSCI World Net Index	15.90	12.19	9.87	6.81

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)   The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
Australia (3.1%)
Dexus REIT	59,595	$432
Goodman Group REIT	10,258	150
GPT Group (The) REIT	43,274	150
Mirvac Group REIT	82,050	167
Scentre Group REIT	123,850	266
Stockland REIT	100,215	324
Vicinity Centres REIT	131,093	162
		1,651
Austria (0.2%)
CA Immobilien Anlagen AG	2,228	85
Canada (1.8%)
First Capital REIT	4,681	50
Granite REIT	9,608	588
RioCan REIT	25,480	335
		973
China (1.9%)
China Resources Land Ltd. (a)	50,000	206
China Resources Mixc Lifestyle Services Ltd. (a)(b)	32,153	149
KWG Group Holdings Ltd. (a)	59,353	81
KWG Living Group Holdings Ltd. (a)(b)	6,644	6
Longfor Group Holdings Ltd. (a)	77,500	453
Shimao Group Holdings Ltd. (a)	35,500	113
		1,008
Finland (0.4%)
Kojamo Oyj	10,898	242
France (3.4%)
Carmila SA REIT	2,812	41
Gecina SA REIT	4,415	687
ICADE REIT	1,044	80
Klepierre SA REIT (c)	30,967	698
Mercialys SA REIT	35,306	310
		1,816
Germany (5.1%)
ADLER Group SA (b)	1,541	54
Alstria Office AG REIT	17,312	315
Deutsche Wohnen SE	13,770	735
LEG Immobilien AG	2,280	354
Vonovia SE	17,075	1,247
		2,705
Hong Kong (7.3%)
CK Asset Holdings Ltd.	37,500	192
ESR Cayman Ltd. (b)	63,400	228
Hang Lung Properties Ltd.	74,000	195
Hongkong Land Holdings Ltd.	97,600	403
Link REIT	74,175	674
New World Development Co. Ltd.	65,146	303
	Shares	Value (000)
Sun Hung Kai Properties Ltd.	77,393	$990
Swire Properties Ltd.	177,900	517
Wharf Real Estate Investment Co., Ltd.	78,420	407
		3,909
Ireland (0.7%)
Hibernia REIT PLC	266,377	374
Japan (9.9%)
Activia Properties, Inc. REIT	17	72
Advance Residence Investment Corp. REIT	63	189
Daiwa Office Investment Corp. REIT (c)	18	114
GLP J-REIT	196	309
Hulic Co., Ltd. (c)	5,200	57
Japan Hotel Investment Corp. REIT	136	70
Japan Prime Realty Investment Corp. REIT (c)	13	43
Japan Real Estate Investment Corp. REIT	69	399
Japan Retail Fund Investment Corp. REIT	88	160
Kenedix Office Investment Corp. REIT	9	61
LaSalle Logiport REIT	57	92
Mitsubishi Estate Co., Ltd.	47,700	767
Mitsubishi Estate Logistics Investment Corp. REIT	25	104
Mitsui Fudosan Co., Ltd.	37,300	781
Mitsui Fudosan Logistics Park, Inc. REIT	57	289
Mori Trust Sogo REIT, Inc.	45	58
Nippon Building Fund, Inc. REIT	101	586
Nippon Prologis, Inc. REIT	46	144
Nomura Real Estate Master Fund, Inc. REIT	166	237
Orix, Inc. J-REIT	30	50
Sumitomo Realty & Development Co., Ltd.	17,900	553
United Urban Investment Corp. REIT	101	125
		5,260
Malta (0.0%)
BGP Holdings PLC (b)(d)	5,886,464	9
Netherlands (0.9%)
Eurocommercial Properties N.V. CVA REIT (b)	15,173	284
NSI N.V. REIT	4,883	195
		479
Norway (0.2%)
Entra ASA (c)	2,557	58
Norwegian Property ASA	16,225	25
		83
Singapore (1.7%)
Ascendas REIT	40,532	92
CapitaLand Integrated Commercial Trust REIT	75,342	123
Frasers Logistics & Commercial Trust REIT	48,600	52
Keppel DC REIT	122,000	260
Mapletree Commercial Trust REIT	82,912	133
Mapletree Industrial Trust REIT	70,300	154
Mapletree Logistics Trust REIT	53,163	81
		895

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Spain (1.2%)
Inmobiliaria Colonial Socimi SA REIT	21,432	$212
Merlin Properties Socimi SA REIT	45,932	438
		650
Sweden (1.3%)
Atrium Ljungberg AB, Class B	4,816	102
Castellum AB	2,768	70
Fabege AB	17,067	270
Hufvudstaden AB, Class A	12,909	213
Kungsleden AB	4,704	52
		707
Switzerland (0.5%)
PSP Swiss Property AG (Registered)	1,873	250
United Kingdom (5.9%)
British Land Co., PLC (The) REIT	109,210	731
Capital & Counties Properties PLC	12,308	25
Derwent London PLC REIT	8,281	352
Grainger PLC	21,462	84
Great Portland Estates PLC REIT	37,195	340
Hammerson PLC REIT	722,010	244
Helical PLC	97	1
Land Securities Group PLC REIT	77,978	720
Segro PLC REIT	21,725	282
St. Modwen Properties PLC	22,784	125
Tritax Big Box PLC REIT	55,010	126
Urban & Civic PLC	19,802	93
Workspace Group PLC REIT	2,827	30
		3,153
United States (53.6%)
Alexandria Real Estate Equities, Inc. REIT	1,106	197
American Campus Communities, Inc. REIT	8,109	347
AvalonBay Communities, Inc. REIT	9,377	1,504
Boston Properties, Inc. REIT	9,113	861
Brixmor Property Group, Inc. REIT	36,513	604
Camden Property Trust REIT	8,905	890
Cousins Properties, Inc. REIT	13,694	459
CubeSmart REIT	19,951	671
Digital Realty Trust, Inc. REIT	10,892	1,520
Duke Realty Corp. REIT	14,777	591
Equity Lifestyle Properties, Inc. REIT	9,421	597
Equity Residential REIT	20,730	1,229
Essex Property Trust, Inc. REIT	3,101	736
First Industrial Realty Trust, Inc. REIT	1,911	80
Gaming and Leisure Properties, Inc. REIT	13,704	581
Healthcare Realty Trust, Inc. REIT	21,635	640
Healthpeak Properties, Inc. REIT	39,257	1,187
Host Hotels & Resorts, Inc. REIT	39,945	584
Hudson Pacific Properties, Inc. REIT	11,340	272
Invitation Homes, Inc. REIT	41,148	1,222
JBG SMITH Properties REIT	18,690	584
Kilroy Realty Corp. REIT	11,316	650
Mack-Cali Realty Corp. REIT	11,202	140
	Shares	Value (000)
Medical Properties Trust, Inc. REIT	26,999	$588
NETSTREIT Corp. REIT	31,143	607
Prologis, Inc. REIT	27,369	2,728
Public Storage REIT	8,779	2,027
QTS Realty Trust, Inc., Class A REIT	4,750	294
Regency Centers Corp. REIT	9,691	442
RLJ Lodging Trust REIT	39,248	555
Sabra Health Care, Inc. REIT	11,981	208
Simon Property Group, Inc. REIT	17,087	1,457
SL Green Realty Corp. REIT	10,048	599
Sunstone Hotel Investors, Inc. REIT	53,380	605
Ventas, Inc. REIT	17,741	870
VEREIT, Inc. REIT	23,597	892
Weingarten Realty Investors REIT	24,364	528
		28,546
Total Common Stocks (Cost $42,328)		52,795
Short-Term Investments (1.4%)
Securities held as Collateral on Loaned Securities (1.4%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	618,151	618
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $19; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $19)	$19	19
HSBC Securities USA, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $73; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $75)	73	73
Merrill Lynch & Co., Inc., (0.06%, 12/31/20, due 1/4/21; proceeds $8; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $8)	8	8
		100
Total Short-Term Investments (Cost $718)		718
Total Investments (100.5%) (Cost $43,046) Including $853 of Securities Loaned (e)(f)		53,513
Liabilities in Excess of Other Assets (-0.5%)		(259)
Net Assets (100.0%)		$53,254

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

(c)  All or a portion of this security was on loan at December 31, 2020.

(d)  At December 31, 2020, the Fund held a fair valued security valued at approximately $9,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  The approximate fair value and percentage of net assets, $23,112,000 and 43.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $46,992,000. The aggregate gross unrealized appreciation is approximately $9,978,000 and the aggregate gross unrealized depreciation is approximately $3,457,000, resulting in net unrealized appreciation of approximately $6,521,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Diversified	26.3%
Residential	17.9
Office	14.5
Retail	13.2
Industrial	11.1
Health Care	6.6
Other**	5.3
Self Storage	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $42,428)	$52,895
Investment in Security of Affiliated Issuer, at Value (Cost $618)	618
Total Investments in Securities, at Value (Cost $43,046)	53,513
Foreign Currency, at Value (Cost $238)	239
Receivable for Investments Sold	404
Dividends Receivable	256
Tax Reclaim Receivable	38
Receivable for Fund Shares Sold	3
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	11
Total Assets	54,464
Liabilities:
Collateral on Securities Loaned, at Value	718
Payable for Investments Purchased	233
Bank Overdraft	107
Payable for Fund Shares Redeemed	29
Payable for Custodian Fees	27
Payable for Professional Fees	20
Deferred Capital Gain Country Tax	20
Payable for Servicing Fees	18
Payable for Distribution Fees — Class II Shares	11
Payable for Advisory Fees	9
Payable for Administration Fees	4
Payable for Transfer Agency Fees	1
Other Liabilities	13
Total Liabilities	1,210
NET ASSETS	$53,254
Net Assets Consist of:
Paid-in-Capital	$51,913
Total Distributable Earnings	1,341
Net Assets	$53,254
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,222,016 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.56
(1) Including:
Securities on Loan, at Value:	$853

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $80 of Foreign Taxes Withheld)	$1,656
Dividends from Security of Affiliated Issuer (Note H)	1
Income from Securities Loaned — Net	1
Total Investment Income	1,658
Expenses:
Advisory Fees (Note B)	422
Distribution Fees — Class II Shares (Note E)	132
Professional Fees	126
Servicing Fees (Note D)	90
Custodian Fees (Note G)	82
Administration Fees (Note C)	42
Shareholder Reporting Fees	25
Pricing Fees	11
Directors' Fees and Expenses	5
Transfer Agency Fees (Note F)	5
Other Expenses	14
Total Expenses	954
Waiver of Advisory Fees (Note B)	(294)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	659
Net Investment Income	999
Realized Gain (Loss):
Investments Sold (Net of $14 of Capital Gain Country Tax)	(5,633)
Foreign Currency Translation	18
Net Realized Loss	(5,615)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $5)	(5,996)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(5,997)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(11,612)
Net Decrease in Net Assets Resulting from Operations	$(10,613)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$999	$1,191
Net Realized Gain (Loss)	(5,615)	2,682
Net Change in Unrealized Appreciation (Depreciation)	(5,997)	7,870
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,613)	11,743
Dividends and Distributions to Shareholders:
Class II	(3,403)	(5,238)
Capital Share Transactions:(1)
Class II:
Subscribed	7,643	6,093
Distributions Reinvested	3,403	5,238
Redeemed	(14,202)	(14,161)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,156)	(2,830)
Total Increase (Decrease) in Net Assets	(17,172)	3,675
Net Assets:
Beginning of Period	70,426	66,751
End of Period	$53,254	$70,426
(1) Capital Share Transactions:
Class II:
Shares Subscribed	974	571
Shares Issued on Distributions Reinvested	464	498
Shares Redeemed	(1,735)	(1,313)
Net Decrease in Class II Shares Outstanding	(297)	(244)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$10.80		$9.87		$11.09		$10.36		$10.18
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.18		0.25		0.24		0.16
Net Realized and Unrealized Gain (Loss)	(1.86)		1.58		(1.13)		0.75		0.16
Total from Investment Operations	(1.70)		1.76		(0.88)		0.99		0.32
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.29)		(0.34)		(0.26)		(0.14)
Net Realized Gain	(0.17)		(0.54)		—		—		—
Total Distributions	(0.54)		(0.83)		(0.34)		(0.26)		(0.14)
Net Asset Value, End of Period	$8.56		$10.80		$9.87		$11.09		$10.36
Total Return(3)	(14.85)%		18.06%		(8.20)%		9.71%		3.12%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$53,254		$70,426		$66,751		$83,625		$86,247
Ratio of Expenses Before Expense Limitation	1.81%		1.64%		1.66%		1.69%		1.60%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.25	%(4)	1.33	%(4)(5)	1.40	%(4)	1.40	%(4)
Ratio of Net Investment Income	1.89	%(4)	1.67	%(4)	2.37	%(4)	2.26	%(4)	1.54	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	53%		24%		36%		34%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class II shares. Prior to July 1, 2018, the maximum ratio was 1.40% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

  The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$3,585	$10,308	$—	$13,893
Health Care	3,493	—	—	3,493
Industrial	3,987	1,857	—	5,844
Industrial/Office Mixed	—	368	—	368
Lodging/Resorts	1,744	70	—	1,814
Office	3,038	4,642	—	7,680
Residential	6,525	2,905	9	9,439
Retail	4,023	2,962	—	6,985
Self Storage	2,698	—	—	2,698
Specialty	581	—	—	581
Total Common Stocks	29,674	23,112	9	52,795
Short-Term Investments
Investment Company	618	—	—	618
Repurchase Agreements	—	100	—	100
Total Short-Term Investments	618	100	—	718
Total Assets	$30,292	$23,212	$9	$53,513

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$9
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—	@
Realized gains (losses)	—
Ending Balance	$9
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$—	@

@  Value is less than $500.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020:

	Fair Value at December 31, 2020 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Common Stock	$9	Market Transaction Method	Transaction Valuation	$0.001	Increase
			Discount for Lack of Marketability	50.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$853	(a)	$—	$(853	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of approximately $718,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $193,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$718	$—	$—	$—	$718
Total Borrowings	$718	$—	$—	$—	$718
Gross amount of recognized liabilities for securities lending transactions					$718

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual Fund operating expenses, excluding certain investment related expenses, taxes,

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $294,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer

Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $27,859,000 and $32,004,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$473	$10,876	$10,731	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$618

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,346	$1,057	$1,979	$3,259

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to an adjustment to prior period equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)	Paid-in Capital (000)
$5	$(5)

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,434	$—

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $520,000 and $6,086,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 85.6%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2021

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $1,057,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
3386941 EXP 02.28.22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Strategist Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	37
Consolidated Statement of Operations	38
Consolidated Statements of Changes in Net Assets	39
Consolidated Financial Highlights	40
Notes to Consolidated Financial Statements	42
Report of Independent Registered Public Accounting Firm	55
Liquidity Risk Management Program	56
Federal Tax Notice	57
Director and Officer Information	58

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Global Strategist Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,181.70	$1,020.71	$4.83	$4.47	0.88%
Global Strategist Portfolio Class II	1,000.00	1,181.40	1,020.21	5.37	4.98	0.98

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 10.92%, net of fees, and 10.85%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the MSCI All Country World Index (the "Index"), which returned 16.25%, and underperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 14.05%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms, unless otherwise noted.

Factors Affecting Performance*(i)

•  Global markets experienced three phases in 2020.

o  The first phase was characterized a substantial sell-off in the first quarter of 2020, as the global COVID-19 pandemic caused major economies around the world to grind to a near-halt. From mid-February to mid-March, global equities fell by over –30% (as measured by the Index) and the VIX index, a measure of stock price volatility, broke above 80 in mid-March, a level it had not reached since 2008. Market leadership during this first phase came from high quality and relatively safe assets.

o  The sharp decline in activity and the markets prompted policy makers to come out forcefully with fiscal and monetary support, which ushered in the second phase of market performance, the rebound, in both economic growth and in the performance of risky financial assets. Market leadership in this second phase came from high growth stocks such as those in the technology, communication services and consumer discretionary sectors.

o  The third and final phase, the vaccine rally, began in early November 2020 when global pharmaceutical companies announced encouraging news about COVID-19 vaccines, allowing many countries to roll out initial vaccination programs. From the beginning of this phase through year-end, value and cyclicality led markets.

•  Global equities ended the year up +14.2% (the Index in local currency terms) in a volatile year for financial markets. U.S. equities led regionally (S&P 500® Index

+18.4%), supported by bold government stimulus, positive economic surprises, and a presidential election result that was seen as market positive. Joe Biden was elected the 46th U.S. president in November, and the apparent lack of a "blue sweep" was interpreted by markets to mean legislative gridlock, which would prevent profligate spending and aggressive regulation. Positive performance was particularly driven by U.S. mega-cap and growth stocks that have dominated for much of the last market cycle. Emerging market (EM) equity performance was not far behind the U.S., with the MSCI EM Index up +18.3% in USD, helped by in part by U.S. dollar weakness (–6.7% DXY Index), and the overall risk-on environment. Tech-heavy countries like Korea (+45%), Taiwan (+42%) and China (+30%) were the strongest performers within EM (country returns represented by MSCI country indexes). Eurozone equities rose +11.4% (Eurostoxx 50 Index in euro terms). The region managed to contain the COVID-19 virus relatively early on while many individual countries announced fiscal stimulus plans. But bold coordinated policy support proved to be more difficult to achieve, and the region began to experience a second wave in the fourth quarter, prompting renewed lockdowns. A last-minute Brexit deal helped to alleviate uncertainty and avoid the possibility of a no-deal Brexit.

•  Prices on relatively safe government bonds were higher in the first quarter of 2020, but the rally stalled for the remainder of the year. The J.P. Morgan Global Government Bond Index rose +5.6%. Even as economic data improved and policymakers came out with substantial support, yields did not rise in step with equity prices in most regions for most of the year, reflecting lingering concerns as COVID-19 cases remained elevated. U.S. yields, however, began to rise in the fourth quarter of 2020, with the yield curve steepening. The U.S. 10-year Treasury yield fell –100 basis points (bps) for the year as a whole (even after rising +23 bps in the fourth quarter), ending at 0.91%, while the 2-year fell –145 bps to 0.12%. U.S. inflation breakevens rose +22 bps to 2.01%, breaching 2.0% for the first time since 2018. Credit spread

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

(i)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

on riskier debt followed a similar pattern to equities, widening sharply in the first quarter then rebounding with overall sentiment in the remainder of the year. U.S. high yield bonds suffered a major sell-off before the U.S. announced a comprehensive economic support package that included support for high yield markets. U.S. high yield spreads shot upward from 336 bps at the beginning of the year to 1,100 bps on March 23, 2020, before settling back down to 360 bps by the end of the year, ending just +24 bps above where they began 2020 (Bloomberg Barclays U.S. High Yield Index). Emerging market hard currency bond spreads more than doubled during the sell-off (widening +384 bps to 662 bps on March 23, 2020), before falling back down to just below 325 bps, ending the year just +46 bps above where they began 2020 (J.P. Morgan Emerging Markets Bond Index Global).

•  The U.S. dollar weakened by –6.7% for 2020 as a whole (after initially climbing by +6.7% at the peak of U.S. dollar funding concerns in late-March). From the peak, the U.S. dollar fell by –12.5%, as economic data stabilized globally and U.S. policymakers announced aggressive fiscal and monetary activism. Relatively safe reserve currencies were among the largest gainers versus the U.S. dollar, with the Swiss franc up +9.4% and the euro up +8.9%. In addition, the Chinese renminbi rose by +6.7% versus the U.S. dollar, as China managed to contain the COVID-19 virus early on and reopen its economy, thus experiencing a strong recovery while most other major economic regions struggled with second waves and renewed lockdowns.

•  Commodity prices overall collapsed –42% during the first quarter of 2020 and only partially regained ground in the remainder of the year, ending 2020 still down –24% (S&P GSCI Index). Brent oil prices fell by over 65% in the first quarter from $66 per barrel at the start of the year to just over $21 per barrel, before rebounding by nearly 150%, ending just above $50 per barrel on expectations for demand improvement associated with a return to more normal economic activity. Gold has been among the best performing assets in 2020, given its relative safe-haven status and profligate global monetary and fiscal policy, and is up over +25% this year.

•  The Fund's asset allocation mix of an average overweight in equities, an underweight in fixed income and an overweight in cash had a negative impact on performance.

•  Active positions within equities detracted from performance. Detractors included overweight positions in our Value Recovery theme, such as overweights in value vs.

anti-value and momentum stocks in the U.S. and overweights in value vs. anti-value and low-volatility stocks in Europe. Overweights in Japanese real estate stocks vs. Japanese equities and in U.S. airlines vs. U.S. equities also detracted. Contributors during the period included overweight positions in global auto stocks vs. global equities and an overweight in U.S. housing and homebuilders stocks vs. U.S. equities. An overweight in U.S. industrials vs. U.S. equities and a directional overweight in U.S. equities also contributed to performance.

•  Active positions within fixed income contributed to performance. Contributors included overweight positions in U.S. inflation breakevens, in Mexico 10-year bonds vs. U.S. 10-year Treasuries, and in Greek 10-year bonds vs. Italy 10-year bonds. Detractors during the period included an underweight in U.S. 30-year and 10-year Treasuries, and in Argentine 10-year bonds vs. U.S. 10-year Treasuries.

•  Active positions within commodities had a positive impact on performance, as overweight positions in gold and oil contributed.

•  Active currency positions detracted from performance. Detractors during the period included overweights in the Mexican peso vs. the U.S. dollar, in the British pound vs. the U.S. dollar, and in the Brazilian real vs. emerging market currencies. Contributors included overweight positions in defensive currencies and in the Chinese renminbi, both vs. the U.S. dollar.

Management Strategies(ii)

•  If 2020 was the year of living with the COVID-19 virus, we expect 2021 will be about the return to normalcy. We expect U.S. herd immunity will be reached in the second quarter, with the virus fully conquered by the third quarter and most other developed countries less than a couple of months behind. Emerging markets may take six to 12 months longer to achieve immunity. In the meantime, the virus will likely continue to disrupt economic activity and many signs of euphoria (including GMA equity sentiment indicators, enthusiasm for initial public offerings and special purpose acquisition companies known as SPACs, the performance of highly speculative assets such as loss-making companies) all indicate increased risk for

(ii)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

equities. A significant correction triggered by higher yields is now our base case for the first quarter of 2021.

•  For 2021 as a whole, we believe the combination of reopening, monetary and fiscal stimulus, and pent-up demand will supercharge growth and allow many countries to close their output gaps in 2021 and 2022. We expect global growth of 7.3%, and expect the U.S. economy to grow by 6.5% to 9.0% next year, nearly double the consensus' expectation, and as a result, the U.S. output gap to close by summer 2021 and Europe's to close two quarters later.

•  If the output gap closes in 2021 with the support of monetary and fiscal policy, inflation is unlikely to stay depressed for as long as it did during the 2010s. In contrast to the Global Financial Crisis (GFC), the world is not facing the long hangover of a balance sheet recession. In addition, the outcome of the Georgia run-off elections (resulting in a Democratic president, Senate, and House) could mean further fiscal stimulus. We expect inflation to reach 1.75% at the end of 2021 and 2.0% by early 2022. We expect the Fed will not raise rates until six to 12 months after inflation is above 2% and the economy is back at maximum employment, which may not occur until 2022 or 2023. This would mean that long-term government bond yields, which almost everyone expects to rise very modestly in 2021, could surprise on the upside. Our target for 10-year yields is 1.65% by end of 2021, and we note this could prove too conservative and might be achieved by mid-year.

•  We expect only modest returns for global equities despite very strong earnings per share (EPS) growth in 2021 due to very high starting valuations and rising bond yields. After shrinking –17% in 2020, we expect global profits to rise +35% in 2021, with bigger rebounds in the worst-hit regions in 2020. For example, in the eurozone, where corporate profits shrank –35% in 2020, we expect them to rise +63% in 2021. In principle, big rebounds in profits should be positive for stock markets. However, stocks massively re-rated in 2020, from 19x trailing EPS to 26x today (or 16.5x to 20x in forward price-to-earnings terms). We expect multiple compression to more reasonable levels around 17-18x forward EPS — a typical pattern in the second year of a recovery.

•  Modest returns for broad equity indices in 2021 will likely hide substantial performance differentials at the region, sector, and style level, similar to 2020. Expensively-valued stocks of fast-growing companies had spectacular returns in 2020. Russell 1000® Growth Index stocks returned +37% while Russell 1000 Value Index stocks were flat (on a price return basis). On top of the prior nine years of strong performance, Growth's cumulative price return for the decade is now +322% (versus +111% for Value). We saw a similar bifurcation in the performance of countries and regions, with the U.S. and China massively outperforming Japan and the eurozone, both last year and over the past decade. This bifurcated performance between Anti-Value (high multiple stocks) and Value (low multiple stocks) has resulted in one of the widest valuation gaps between the two that we have ever seen. Anti-Value stocks now trade at 43x forward earnings, a 272% premium to Value stocks' 11.6x (versus the historical premium of 138%). This kind of valuation premium for highly valued stocks might have been justified when the global economy was collapsing. But as the world goes back to normal, the premium for highly valued stocks should also return to normal.

•  We remain modestly overweight global equities, and would expect to trim this and may rotate into a small underweight at some point during the first quarter of 2021. The majority of the risk in our portfolios is allocated to Value-related positions around the world. Our regional allocations are broadly a reflection of this view, with underweights in U.S. and China equities, and overweights in eurozone, Japanese and emerging markets ex-China equities. In addition, we expect the U.S. dollar to continue to weaken as the U.S. borrows from the rest of the world at real interest rates that will likely continue to fall as inflation rises. We also expect commodities and commodity stocks to outperform and have positioned accordingly. Given the negative carry on underweight positions in U.S. Treasuries, we are positioned with long-end yield curve steepeners and overweight positions in inflation breakevens.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI All Country World Index(1) and the Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2020
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	10.92%	8.41%	6.17%	4.53%
MSCI All Country World Index	16.25	12.26	9.13	6.96
Customized MSIM Global Allocation Index	14.05	9.39	6.36	N/A
Fund – Class II(5)	10.85	8.31	—	6.15
MSCI All Country World Index	16.25	12.26	—	9.43
Customized MSIM Global Allocation Index	14.05	9.39	—	6.51

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (38.7%)
Agency Adjustable Rate Mortgage (0.0%)
United States (0.0%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.62%, 3.10%, 7/1/45 (Cost $18)		$18	$18
Agency Fixed Rate Mortgages (2.7%)
United States (2.7%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 4.50%, 1/1/49		53	57
Gold Pools: 3.50%, 2/1/45 - 6/1/45		293	321
4.50%, 1/1/49		32	34
Federal National Mortgage Association, Conventional Pools:
4.00%, 11/1/41 - 1/1/46		287	319
4.50%, 3/1/41 - 11/1/44		149	166
5.00%, 1/1/41 - 3/1/41		52	60
6.00%, 1/1/38		10	12
6.50%, 8/1/38		2	2
February TBA: 2.00%, 2/1/51 (a)		300	311
January TBA: 3.00%, 1/1/51 (a)		520	545
3.50%, 1/1/51 (a)		900	951
Government National Mortgage Association, Various Pools: 4.00%, 7/15/44		26	28
5.00%, 2/20/49 - 3/20/49		35	39
Total Agency Fixed Rate Mortgages (Cost $2,799)			2,845
Asset-Backed Securities (0.5%)
United States (0.5%)
Freed ABS Trust, 3.06%, 3/18/27 (b)		100	102
Louisiana Public Facilities Authority, 3 Month USD LIBOR + 0.90%, 1.11%, 4/26/27 (c)		7	7
New Century Home Equity Loan Trust, 1 Month USD LIBOR + 1.35%, 1.50%, 3/25/33 (c)		73	72
North Carolina State Education Assistance Authority, 3 Month USD LIBOR + 0.80%, 1.01%, 7/25/25 (c)		9	9
NovaStar Mortgage Funding Trust, 1 Month USD LIBOR + 1.58%, 1.72%, 12/25/34 (c)		75	74
Renaissance Home Equity Loan Trust, 1 Month USD LIBOR + 0.76%, 0.91%, 12/25/32 (c)		83	79
SLM Student Loan Trust, 3 Month EURIBOR + 0.55%, 0.04%, 7/25/39 (c)	EUR	100	117
Total Asset-Backed Securities (Cost $450)			460
	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (0.6%)
United Kingdom (0.1%)
Taurus DAC, 3 Month GBP LIBOR + 1.10%, 1.15%, 5/22/28 (c)	GBP	92	$122
United States (0.5%)
COMM Mortgage Trust, 3.28%, 1/10/46		$45	47
3.96%, 3/10/47		144	158
4.74%, 7/15/47 (b)(c)		100	85
Commercial Mortgage Pass-Through Certificates, 4.24%, 2/10/47 (c)		77	85
UBS-Barclays Commercial Mortgage Trust, 3.53%, 5/10/63		40	41
WFRBS Commercial Mortgage Trust, 5.02%, 9/15/46 (b)(c)		140	110
			526
Total Commercial Mortgage-Backed Securities (Cost $662)			648
Corporate Bonds (11.6%)
Australia (0.3%)
Macquarie Bank Ltd., 6.63%, 4/7/21 (b)		85	86
Macquarie Group Ltd., 4.15%, 3/27/24 (b)		50	54
Transurban Finance Co. Pty Ltd., 2.00%, 8/28/25	EUR	100	133
Westpac Banking Corp., 2.67%, 11/15/35		$25	26
			299
Belgium (0.1%)
Anheuser-Busch InBev SA, 2.75%, 3/17/36	EUR	75	116
Canada (0.5%)
Enbridge, Inc., 2.50%, 1/15/25		$50	54
Province of British Columbia Canada, 2.00%, 10/23/22		260	268
Province of Ontario Canada, 2.30%, 6/15/26		230	251
			573
China (0.2%)
Baidu, Inc., 2.88%, 7/6/22		200	206
Colombia (0.1%)
Ecopetrol SA, 5.88%, 9/18/23		120	134
France (0.8%)
Banque Federative du Credit Mutuel SA, 1.75%, 12/19/24	EUR	100	145
BNP Paribas SA, 1.13%, 6/11/26		125	160
BPCE SA, 5.15%, 7/21/24 (b)		$200	228

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Orange SA, 5.00%, 10/1/26 (d)	EUR	100	$148
TOTAL SA, 3.88%, 5/18/22 (d)		100	128
			809
Germany (0.9%)
Bayer US Finance II LLC, 3.88%, 12/15/23 (b)		$200	218
Daimler Finance North America LLC, 2.70%, 6/14/24 (b)		150	161
Deutsche Telekom International Finance BV, 3.60%, 1/19/27 (b)		150	169
Kreditanstalt fuer Wiederaufbau, 1.13%, 9/15/32	EUR	190	270
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 6.00%, 5/26/41		100	125
			943
India (0.2%)
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26		$200	217
Ireland (0.1%)
Avolon Holdings Funding Ltd., 2.88%, 2/15/25 (b)		50	51
Israel (0.0%)
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21		32	32
Italy (0.1%)
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (b)		100	101
Korea, Republic of (0.4%)
Korea Electric Power Corp., 2.50%, 6/24/24 (b)		200	212
Korea Hydro & Nuclear Power Co., Ltd., 3.75%, 7/25/23 (b)		200	216
			428
Netherlands (0.1%)
ASR Nederland N.V., 5.00%, 9/30/24 (d)	EUR	100	138
Saudi Arabia (0.2%)
Saudi Arabian Oil Co., 3.50%, 4/16/29		$200	223
Spain (0.5%)
Banco Santander SA, 3.13%, 1/19/27	EUR	100	140
5.18%, 11/19/25		$200	235
CaixaBank SA, 0.75%, 4/18/23	EUR	100	124
			499
	Face Amount (000)		Value (000)
Switzerland (0.9%)
Credit Suisse Group AG, 2.19%, 6/5/26 (b)		$500	$523
Syngenta Finance N.V., 4.44%, 4/24/23 (b)		200	210
UBS Group AG, 3.49%, 5/23/23 (b)		200	208
			941
United Arab Emirates (0.4%)
ADCB Finance Cayman Ltd., 4.00%, 3/29/23 (b)		200	214
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 3/31/36 (b)		225	234
			448
United Kingdom (1.4%)
BAT Capital Corp., 3.56%, 8/15/27		125	139
BP Capital Markets PLC, 2.50%, 11/6/22		100	104
Heathrow Funding Ltd., 4.88%, 7/15/23 (b)		100	102
HSBC Holdings PLC, 2.26%, 11/13/26		100	146
4.25%, 3/14/24		200	221
Lloyds Banking Group PLC, 2.25%, 10/16/24	GBP	100	143
Nationwide Building Society, 3.77%, 3/8/24 (b)		$200	213
Natwest Group PLC, 3.88%, 9/12/23		200	217
NGG Finance PLC, 5.63%, 6/18/73	GBP	100	157
			1,442
United States (4.4%)
AbbVie, Inc., 3.20%, 11/21/29		$100	112
Air Lease Corp., 2.30%, 2/1/25		75	78
Amazon.com, Inc., 4.25%, 8/22/57		50	71
American International Group, Inc., 4.88%, 6/1/22		50	53
Apple, Inc., 2.50%, 2/9/22		200	205
AT&T, Inc., 1.80%, 9/5/26	EUR	100	133
2.90%, 12/4/26		$100	152
Bank of America Corp., MTN 4.00%, 1/22/25		175	197
Boeing Co. (The), 5.15%, 5/1/30		50	61
Campbell Soup Co., 2.38%, 4/24/30		50	53

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.75%, 4/1/48		$50	$66
Chubb INA Holdings, Inc., 0.88%, 6/15/27	EUR	100	129
Cigna Corp., 3.88%, 10/15/47		$50	59
Citigroup, Inc., 2.67%, 1/29/31		22	24
2.98%, 11/5/30		13	14
4.41%, 3/31/31		12	15
5.50%, 9/13/25		75	90
Comcast Corp., 1.95%, 1/15/31		125	128
Crown Castle International Corp., 3.30%, 7/1/30		25	28
Deere & Co., 3.10%, 4/15/30		25	29
Diamondback Energy, Inc., 2.88%, 12/1/24		100	105
Emerson Electric Co., 1.25%, 10/15/25	EUR	125	163
Energy Transfer Operating LP, 2.90%, 5/15/25		$150	159
Enterprise Products Operating LLC, 3.95%, 1/31/60		50	56
Ford Motor Credit Co. LLC, 3.09%, 1/9/23		200	204
Fox Corp., 4.71%, 1/25/29		50	61
Georgia-Pacific LLC, 2.30%, 4/30/30 (b)		75	80
Goldman Sachs Group, Inc. (The), 2.88%, 10/31/22		75	76
HCA, Inc., 5.50%, 6/15/47		25	33
HSBC USA, Inc., 3.50%, 6/23/24		100	110
JPMorgan Chase & Co., 3.70%, 5/6/30		75	87
Las Vegas Sands Corp., 3.20%, 8/8/24		25	26
3.50%, 8/18/26		50	53
Level 3 Financing, Inc., 3.40%, 3/1/27 (b)		100	109
Metropolitan Life Global Funding I, 2.95%, 4/9/30 (b)		150	169
NextEra Energy Capital Holdings, Inc., 2.25%, 6/1/30		100	105
NIKE, Inc., 2.85%, 3/27/30		50	57
NVIDIA Corp., 2.85%, 4/1/30		75	84
Occidental Petroleum Corp., 3.20%, 8/15/26		35	33
5.55%, 3/15/26		75	78
	Face Amount (000)		Value (000)
Oracle Corp., 3.85%, 4/1/60		$50	$62
Pacific Gas and Electric Co., 2.50%, 2/1/31		50	50
PepsiCo, Inc., 2.63%, 4/28/26	EUR	100	140
Prologis Euro Finance LLC, 1.88%, 1/5/29		100	138
Synchrony Bank, 3.00%, 6/15/22		$250	258
Union Pacific Corp., 3.84%, 3/20/60		50	62
Verizon Communications, Inc., 4.67%, 3/15/55		43	58
Walt Disney Co. (The), 2.65%, 1/13/31		100	110
Wells Fargo & Co., 2.57%, 2/11/31		75	80
2.88%, 10/30/30		50	55
			4,558
Total Corporate Bonds (Cost $11,332)			12,158
Mortgages — Other (0.6%)
United States (0.6%)
Federal Home Loan Mortgage Corporation, 3.00%, 9/25/45 - 5/25/47		242	245
3.50%, 5/25/45 - 7/25/46		104	106
4.00%, 5/25/45		9	10
Seasoned Credit Risk Transfer Trust, 3.00%, 11/25/57 - 10/25/58		258	277
4.00%, 10/25/58		21	24
Total Mortgages — Other (Cost $627)			662
Sovereign (19.3%)
Australia (1.0%)
Australia Government Bond, 0.25%, 11/21/25	AUD	610	469
2.50%, 5/21/30		480	423
2.75%, 11/21/29		150	134
3.00%, 3/21/47		60	57
			1,083
Austria (0.1%)
Republic of Austria Government Bond, 0.00%, 2/20/30 (b)	EUR	60	76
2.10%, 12/31/99 (b)		12	33
			109
Belgium (0.4%)
Kingdom of Belgium Government Bond, 0.90%, 6/22/29 (b)		30	41
1.70%, 6/22/50 (b)		80	136
1.90%, 6/22/38 (b)		140	227
			404
Brazil (1.7%)
Brazil Letras do Tesouro Nacional, 0.00%, 1/1/24	BRL	11,000	1,814

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Canada (1.3%)
Canadian Government Bond, 2.25%, 6/1/29	CAD	1,260	$1,126
Province of Quebec Canada, 1.35%, 5/28/30		210	213
			1,339
China (1.1%)
China Development Bank, 3.07%, 3/10/30	CNY	1,200	176
China Government Bond, 3.13%, 11/21/29		4,990	757
3.86%, 7/22/49		1,430	222
			1,155
Denmark (0.1%)
Denmark Government Bond, 0.50%, 11/15/27	DKK	570	100
Finland (0.1%)
Finland Government Bond, 1.13%, 4/15/34 (b)	EUR	60	87
France (0.9%)
French Republic Government Bond OAT, 0.00%, 11/25/29		440	557
2.00%, 5/25/48 (b)		230	410
			967
Germany (0.9%)
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/29		250	329
4.25%, 7/4/39		50	115
4.75%, 7/4/34		50	106
State of North Rhine-Westphalia Germany, 1.65%, 2/22/38		240	376
			926
Greece (2.5%)
Hellenic Republic Government Bond, 3.75%, 1/30/28		1,759	2,646
Hungary (0.0%)
Hungary Government Bond, 3.00%, 8/21/30	HUF	4,000	15
Indonesia (0.3%)
Indonesia Government International Bond, 1.75%, 4/24/25	EUR	130	168
Indonesia Treasury Bond, 8.25%, 5/15/29	IDR	753,000	62
8.38%, 3/15/34		880,000	73
			303
Italy (1.0%)
Italy Buoni Poliennali Del Tesoro, 1.40%, 5/26/25 (b)	EUR	100	129
1.75%, 7/1/24		455	595
2.45%, 9/1/50 (b)		220	336
			1,060
	Face Amount (000)		Value (000)
Japan (4.1%)
Japan Government Five Year Bond, 0.10%, 12/20/23	JPY	59,000	$575
Japan Government Ten Year Bond, 0.10%, 6/20/26 - 6/20/29		165,000	1,617
Japan Government Thirty Year Bond, 0.30%, 6/20/46		45,000	412
0.40%, 9/20/49		30,000	274
1.70%, 6/20/33		53,000	612
2.00%, 9/20/40		63,000	796
			4,286
Korea, Republic of (0.4%)
Export-Import Bank of Korea, 2.38%, 6/25/24		$200	212
Korea International Bond, 2.00%, 6/19/24		200	209
			421
Malaysia (0.3%)
Malaysia Government Bond, 3.89%, 8/15/29	MYR	400	109
Petronas Capital Ltd., 3.50%, 3/18/25 (b)		200	222
			331
Mexico (0.5%)
Mexican Bonos, Series M 7.50%, 6/3/27	MXN	1,700	97
7.75%, 5/29/31		1,000	59
8.50%, 5/31/29		800	49
Mexico Government International Bond, 4.50%, 4/22/29		200	235
Petroleos Mexicanos, 6.95%, 1/28/60		$20	19
			459
Netherlands (0.3%)
Netherlands Government Bond, 0.00%, 7/15/30 (b)		170	217
2.75%, 1/15/47 (b)		20	44
			261
New Zealand (0.2%)
New Zealand Government Bond, 2.75%, 4/15/37	NZD	70	59
3.00%, 4/20/29		220	186
			245
Norway (0.0%)
Norway Government Bond, 1.38%, 8/19/30 (b)	NOK	200	24
Poland (0.1%)
Republic of Poland Government Bond, 2.50%, 7/25/27	PLN	210	63
Portugal (0.1%)
Portugal Obrigacoes do Tesouro OT, 0.70%, 10/15/27 (b)	EUR	100	130

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Russia (0.1%)
Russian Federal Bond — OFZ, 7.95%, 10/7/26	RUB	5,400	$82
Spain (0.6%)
Spain Government Bond, 1.25%, 10/31/30 (b)	EUR	370	505
2.70%, 10/31/48 (b)		40	72
3.45%, 7/30/66 (b)		21	47
			624
Sweden (0.1%)
Sweden Government Bond, 0.75%, 5/12/28	SEK	670	87
United Kingdom (1.1%)
United Kingdom Gilt, 0.63%, 10/22/50	GBP	220	291
1.63%, 10/22/28		190	292
3.50%, 1/22/45		140	309
4.25%, 9/7/39		130	293
			1,185
Total Sovereign (Cost $17,986)			20,206
Supranational (1.0%)
European Investment Bank, 0.20%, 7/15/24		190	239
International Bank for Reconstruction & Development, SOFR + 0.43%, 0.51%, 8/19/27 (c)		280	280
2.20%, 2/27/24		620	507
Total Supranational (Cost $938)			1,026
U.S. Treasury Securities (2.4%)
United States (2.4%)
U.S. Treasury Bonds, 1.13%, 5/15/40		$750	712
1.25%, 5/15/50		320	290
2.13%, 5/15/25		310	335
2.50%, 2/15/45		340	406
2.88%, 8/15/28		250	291
3.13%, 5/15/48		360	483
Total U.S. Treasury Securities (Cost $2,502)			2,517
Total Fixed Income Securities (Cost $37,314)			40,540
	Shares
Common Stocks (41.4%)
Australia (0.8%)
AGL Energy Ltd.		461	4
Alumina Ltd.		4,524	6
Amcor PLC CDI		1,119	13
AMP Ltd.		3,700	4
ASX Ltd.		200	11
Australia & New Zealand Banking Group Ltd.		2,695	47
BHP Group Ltd.		1,911	62
Brambles Ltd.		1,258	10
	Shares	Value (000)
CIMIC Group Ltd. (e)	211	$4
Coca-Cola Amatil Ltd.	317	3
Coles Group Ltd.	792	11
Commonwealth Bank of Australia	856	54
CSL Ltd.	327	72
Evolution Mining Ltd.	6,478	25
Fortescue Metals Group Ltd.	1,164	21
Gold Road Resources Ltd. (e)	3,337	3
GPT Group (The) REIT	3,384	12
Incitec Pivot Ltd. (e)	2,326	4
Insurance Australia Group Ltd.	2,206	8
Macquarie Group Ltd.	294	31
National Australia Bank Ltd.	2,597	45
Newcrest Mining Ltd.	3,104	62
Northern Star Resources Ltd.	2,799	27
OneMarket Ltd. (e)	137	—
Orica Ltd.	495	6
Origin Energy Ltd.	1,182	4
Orora Ltd.	1,212	3
Perseus Mining Ltd. (e)	4,435	4
QBE Insurance Group Ltd.	1,739	11
Ramelius Resources Ltd.	3,053	4
Regis Resources Ltd.	1,921	6
Resolute Mining Ltd. (e)	4,099	3
Rio Tinto Ltd.	318	28
Santos Ltd.	1,032	5
Saracen Mineral Holdings Ltd. (e)	4,193	15
Scentre Group REIT	4,625	10
Shopping Centres Australasia Property Group REIT	338	1
Silver Lake Resources Ltd. (e)	3,313	5
South32 Ltd. (ASX)	2,870	6
South32 Ltd. (LSE)	7,996	15
St. Barbara Ltd.	2,658	5
Star Entertainment Grp Ltd. (The)	225	1
Stockland REIT	3,868	13
Suncorp Group Ltd.	1,221	9
Sydney Airport (e)	452	2
Tabcorp Holdings Ltd.	224	1
Telstra Corp., Ltd.	3,079	7
Transurban Group	1,371	15
Treasury Wine Estates Ltd.	803	6
Wesfarmers Ltd.	792	31
Westpac Banking Corp.	2,253	34
Woodside Petroleum Ltd.	550	10
Woolworths Group Ltd.	934	28
		827
Austria (0.0%)
Erste Group Bank AG (e)	315	10
IMMOFINANZ AG (e)	56	1
Verbund AG	75	6
voestalpine AG	158	6
		23

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Belgium (0.1%)
Ageas	219	$12
Anheuser-Busch InBev SA N.V.	525	37
Colruyt SA	71	4
Groupe Bruxelles Lambert SA	119	12
KBC Group N.V. (e)	89	6
Solvay SA	57	7
Umicore SA	254	12
		90
Canada (1.3%)
Agnico-Eagle Mines Ltd. (NYSE)	719	51
Agnico Eagle Mines Ltd. (TSX)	100	7
Alamos Gold, Inc., Class A	1,462	13
B2Gold Corp.	3,910	22
Bank of Montreal	176	13
Bank of Nova Scotia (The)	267	14
Barrick Gold Corp. (LSE)	1,449	34
Barrick Gold Corp. (NYSE)	22,005	501
BCE, Inc.	200	9
Blackberry Ltd. (e)	176	1
Brookfield Asset Management, Inc., Class A	363	15
Brookfield Business Partners LP	20	1
Cameco Corp.	76	1
Canadian Imperial Bank of Commerce	76	6
Canadian National Railway Co.	162	18
Canadian Natural Resources Ltd.	262	6
Canadian Pacific Railway Ltd.	100	35
Cenovus Energy, Inc.	362	2
Centerra Gold, Inc.	1,124	13
Crescent Point Energy Corp.	286	1
Dundee Precious Metals, Inc.	675	5
Eldorado Gold Corp. (e) (NYSE)	653	9
Eldorado Gold Corp. (e) (TSX)	94	1
Enbridge, Inc. (NYSE)	438	14
Enbridge, Inc. (TSX)	257	8
Endeavour Mining Corp. (e)	615	14
Equinox Gold Corp. (e)	903	9
First Majestic Silver Corp. (e)	817	11
Fortuna Silver Mines, Inc. (e)	699	6
Franco-Nevada Corp.	503	63
George Weston Ltd.	17	1
IAMGOLD Corp. (e)	1,785	7
Imperial Oil Ltd.	95	2
K92 Mining, Inc. (e)	815	5
Kinross Gold Corp. (TSX)	252	2
Kinross Gold Corp. (NYSE)	4,710	35
Kirkland Lake Gold Ltd.	1,014	42
Loblaw Cos., Ltd.	129	6
Magna International, Inc.	652	46
Manulife Financial Corp.	381	7
National Bank of Canada	300	17
New Gold, Inc. (e)	2,522	5
Nutrien Ltd.	229	11
	Shares	Value (000)
Obsidian Energy Ltd. (e)	71	$—	@
OceanaGold Corp. (e)	2,348	5
Osisko Gold Royalties Ltd.	623	8
Pan American Silver Corp.	793	27
Power Corp. of Canada	71	2
PrairieSky Royalty Ltd.	19	—	@
Pretium Resources, Inc. (e)	705	8
Rogers Communications, Inc., Class B	181	8
Royal Bank of Canada	152	12
Sandstorm Gold Ltd. (e)	711	5
Silvercorp Metals, Inc.	653	4
SSR Mining, Inc. (e)	819	16
Sun Life Financial, Inc.	267	12
Suncor Energy, Inc.	333	6
TC Energy Corp.	71	3
Teck Resources Ltd., Class B	276	5
Teranga Gold Corp. (e)	625	7
Thomson Reuters Corp.	263	22
Torex Gold Resources, Inc. (e)	317	5
Toronto-Dominion Bank (The)	229	13
Wesdome Gold Mines Ltd. (e)	527	4
Wheaton Precious Metals Corp. (LSE)	181	8
Wheaton Precious Metals Corp. (NYSE)	1,166	49
Yamana Gold, Inc. (LSE)	357	2
Yamana Gold, Inc. (NYSE)	3,570	20
		1,340
China (0.2%)
BAIC Motor Corp., Ltd. H Shares (f)	3,500	1
Brilliance China Automotive Holdings Ltd. (f)	5,941	5
BYD Co., Ltd. H Shares (f)	1,445	38
China Common Rich Renewable Energy Investments Ltd. (e)	18,000	—
Dongfeng Motor Group Co., Ltd. H Shares (f)	2,835	3
Fuyao Glass Industry Group Co. Ltd. (f)	851	5
Geely Automobile Holdings Ltd. (f)	9,755	33
Great Wall Motor Co., Ltd. H Shares (f)	5,198	18
Guangzhou Automobile Group Co., Ltd. H Shares (f)	5,941	7
NIO, Inc. ADR (e)	1,232	60
Wharf Holdings Ltd. (The) (f)	1,400	4
Yum China Holdings, Inc.	456	26
		200
Denmark (0.4%)
AP Moller — Maersk A/S Series A	5	10
AP Moller — Maersk A/S Series B	9	20
Danske Bank A/S (e)	601	10
Drilling Co of 1972 A/S (The) (e)	30	1
DSV Panalpina A/S	313	53
Novo Nordisk A/S Series B	3,395	237
Novozymes A/S Series B	276	16
Vestas Wind Systems A/S	323	76
		423
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Finland (0.1%)
Elisa Oyj	163	$9
Fortum Oyj	382	9
Kone Oyj, Class B	343	28
Metso Oyj	516	5
Neles Oyj	120	2
Nokia Oyj (e)	3,329	13
Nokian Renkaat Oyj	141	5
Nordea Bank Abp (e) (OMXH)	35	—	@
Nordea Bank Abp (e) (SSE)	3,363	28
Sampo Oyj, Class A	355	15
Stora Enso Oyj, Class R	588	11
UPM-Kymmene Oyj	325	12
Valmet Oyj	120	4
Wartsila Oyj Abp	513	5
		146
France (1.3%)
Accor SA (e)	3,285	119
Aeroports de Paris (e)	32	4
Air Liquide SA	366	60
Airbus SE (e)	396	43
Alstom SA (e)	238	14
ArcelorMittal SA (e)	262	6
AXA SA	1,795	43
BNP Paribas SA (e)	1,161	61
Bouygues SA	208	9
Capgemini SE	195	30
Carrefour SA	436	8
CGG SA (e)	5	—	@
Cie de Saint-Gobain (e)	408	19
Cie Generale des Etablissements Michelin SCA	485	62
Covivio REIT	31	3
Credit Agricole SA (e)	1,522	19
Danone SA	432	28
Electricite de France SA (e)	328	5
Engie SA (e)	1,158	18
EssilorLuxottica SA	178	28
Faurecia SE (e)	125	6
Gecina SA REIT	22	3
Getlink SE (e)	557	10
Hermes International	23	25
Klepierre SA REIT	187	4
L'Oreal SA	246	94
Legrand SA	114	10
LVMH Moet Hennessy Louis Vuitton SE	185	116
Orange SA	1,686	20
Pernod Ricard SA	206	40
Peugeot SA (e)	1,169	32
Publicis Groupe SA	183	9
Renault SA (e)	194	9
Safran SA (e)	147	21
Sanofi	455	44
Schneider Electric SE	459	66
	Shares	Value (000)
SES SA	360	$3
Societe Generale SA (e)	868	18
Sodexo SA	160	14
Thales SA	92	8
TOTAL SE	1,305	56
Unibail-Rodamco-Westfield REIT	52	4
Unibail-Rodamco-Westfield REIT CDI	1,000	4
Valeo SA	369	15
Vallourec SA (e)	2	—	@
Veolia Environnement SA	344	9
Vinci SA	487	49
Vivendi SA	1,030	33
		1,301
Germany (1.0%)
Adidas AG (e)	126	46
Allianz SE (Registered)	284	70
BASF SE	417	33
Bayer AG (Registered)	471	28
Bayerische Motoren Werke AG	803	71
Bayerische Motoren Werke AG (Preference)	95	6
CECONOMY AG (e)	125	1
Commerzbank AG (e)	55	—	@
Continental AG	238	35
Daimler AG (Registered)	1,896	134
Deutsche Bank AG (Registered) (e)	628	7
Deutsche Boerse AG	110	19
Deutsche Lufthansa AG (Registered) (e)	129	2
Deutsche Post AG (Registered)	433	21
Deutsche Telekom AG (Registered)	1,535	28
E.ON SE	1,058	12
Fraport AG Frankfurt Airport Services Worldwide (e)	25	1
Fresenius Medical Care AG & Co., KGaA	133	11
Fresenius SE & Co., KGaA	290	13
HeidelbergCement AG	44	3
Henkel AG & Co., KGaA	114	11
Henkel AG & Co., KGaA (Preference)	211	24
Infineon Technologies AG	911	35
K+S AG (Registered)	63	1
LANXESS AG	38	3
Linde PLC	29	8
Linde PLC (e)	167	44
Merck KGaA	138	24
METRO AG	125	1
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	146	43
OSRAM Licht AG (e)	40	3
Porsche Automobil Holding SE (Preference)	442	30
QIAGEN N.V. (e)	321	17
RWE AG	346	15
Salzgitter AG (e)	52	1
SAP SE	563	73
Siemens AG (Registered)	408	59
Siemens Energy AG (e)	204	8

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (cont'd)
thyssenKrupp AG (e)	146	$1
Uniper SE	105	4
Volkswagen AG	76	16
Volkswagen AG (Preference)	409	76
		1,038
Hong Kong (0.0%)
Bank of East Asia Ltd. (The)	14	—	@
CK Asset Holdings Ltd.	52	—	@
CK Hutchison Holdings Ltd.	52	—	@
CLP Holdings Ltd.	200	2
Esprit Holdings Ltd. (e)	1,397	—	@
Global Brands Group Holding Ltd. (e)	1,407	—	@
Henderson Land Development Co., Ltd.	150	1
Hong Kong & China Gas Co., Ltd.	680	1
I-CABLE Communications Ltd. (e)	1,072	—	@
Kerry Logistics Network Ltd.	250	1
Link REIT	65	1
MTR Corp., Ltd.	30	—	@
New World Development Co. Ltd.	533	3
Sino Land Co., Ltd.	825	1
Sun Hung Kai Properties Ltd.	30	—	@
Swire Pacific Ltd., Class A	500	3
Swire Properties Ltd.	150	—	@
Wharf Real Estate Investment Co., Ltd.	400	2
		15
Ireland (0.0%)
CRH PLC (e)	488	21
Italy (0.2%)
Assicurazioni Generali SpA	766	13
Atlantia SpA (e)	203	4
Banco BPM SpA (e)	215	—	@
CNH Industrial N.V. (e)	456	6
Enel SpA	4,573	47
Eni SpA	1,280	13
EXOR N.V.	55	4
Ferrari N.V.	262	61
Fiat Chrysler Automobiles N.V. (e)	2,467	45
Intesa Sanpaolo SpA (e)	7,380	18
Italgas SpA	197	1
Leonardo SpA	351	3
Mediobanca Banca di Credito Finanziario SpA	449	4
Pirelli & C SpA (e)	611	3
Prysmian SpA	116	4
Rizzoli Corriere Della Sera Mediagroup SpA (e)	41	—	@
Saipem SpA	15	—	@
Snam SpA	989	6
Telecom Italia SpA (Milano)	7,592	4
Tenaris SA	277	2
Terna Rete Elettrica Nazionale SpA	922	7
UniCredit SpA (e)	687	6
		251
	Shares	Value (000)
Japan (0.6%)
Aisin Seiki Co., Ltd.	353	$10
Bridgestone Corp.	976	32
Denso Corp.	686	41
Honda Motor Co., Ltd.	2,751	78
Isuzu Motors Ltd.	1,040	10
JTEKT Corp.	384	3
Koito Manufacturing Co., Ltd.	127	9
Mazda Motor Corp.	1,003	7
Mitsubishi Motors Corp. (e)	1,165	2
NGK Spark Plug Co., Ltd.	297	5
Nissan Motor Co., Ltd. (e)	4,079	22
Stanley Electric Co., Ltd.	131	4
Subaru Corp.	1,040	21
Sumitomo Electric Industries Ltd.	1,232	16
Sumitomo Rubber Industries Ltd.	212	2
Takeda Pharmaceutical Co., Ltd. ADR	2,312	42
Toyoda Gosei Co., Ltd.	131	4
Toyota Industries Corp.	289	23
Toyota Motor Corp.	3,599	278
Yamaha Motor Co., Ltd.	481	10
Yokohama Rubber Co., Ltd. (The)	141	2
		621
Netherlands (0.4%)
Akzo Nobel N.V.	202	22
ASML Holding N.V.	299	145
Basic-Fit N.V. (e)	788	29
Coca-Cola European Partners PLC	129	6
Fugro N.V. (e)	28	—	@
Heineken N.V.	360	40
ING Groep N.V. (e)	3,316	31
Koninklijke Ahold Delhaize N.V.	882	25
Koninklijke KPN N.V.	1,070	3
Koninklijke Philips N.V. (e)	1,120	60
Koninklijke Vopak N.V.	68	4
PostNL N.V. (e)	385	1
		366
New Zealand (0.1%)
Auckland International Airport Ltd. (e)	1,421	8
Contact Energy Ltd.	1,031	6
Fletcher Building Ltd. (e)	973	4
Mercury NZ Ltd.	998	5
Meridian Energy Ltd.	1,851	10
Ryman Healthcare Ltd.	545	6
Spark New Zealand Ltd.	2,665	9
		48
Norway (0.1%)
Akastor ASA (e)	246	—	@
Aker Carbon Capture AS (e)	184	—	@
Aker Offshore Wind Holding AS (e)	184	—	@
Aker Solutions ASA (e)	447	1
DNB ASA (e)	1,590	31

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Norway (cont'd)
Equinor ASA	1,571	$27
Norsk Hydro ASA	1,373	6
Orkla ASA	831	9
REC Silicon ASA (e)	118	—	@
Subsea 7 SA (e)	324	3
Telenor ASA	685	12
Yara International ASA	242	10
		99
Peru (0.0%)
Cia de Minas Buenaventura SAA ADR	950	12
Poland (0.0%)
Jeronimo Martins SGPS SA	241	4
Portugal (0.0%)
EDP — Energias de Portugal SA	2,371	15
Galp Energia SGPS SA	247	3
Pharol SGPS SA (Registered) (e)	610	—	@
		18
South Africa (0.1%)
Anglo American PLC	1,402	46
AngloGold Ashanti Ltd. ADR	1,575	36
DRDGOLD Ltd. ADR	331	4
Gold Fields Ltd. ADR	3,283	30
Harmony Gold Mining Co., Ltd. ADR (e)	2,274	11
Nedbank Group Ltd.	249	2
Old Mutual Ltd.	7,755	6
		135
Spain (0.2%)
ACS Actividades de Construccion y Servicios SA	195	6
Amadeus IT Group SA	176	13
Banco Bilbao Vizcaya Argentaria SA	3,600	18
Banco de Sabadell SA	4,429	2
Banco Santander SA (e)	6,415	20
CaixaBank SA	823	2
Enagas SA	211	5
Ferrovial SA	309	8
Grifols SA	163	5
Grifols SA (Preference) Class B	38	1
Iberdrola SA	2,771	40
Industria de Diseno Textil SA	824	26
International Consolidated Airlines Group SA (e)	1,054	2
Melia Hotels International SA (e)	3,122	22
Naturgy Energy Group SA	192	4
Red Electrica Corp., SA	338	7
Repsol SA	870	9
Telefonica SA	2,506	10
		200
Sweden (0.5%)
Alfa Laval AB (e)	368	10
Assa Abloy AB, Class B	1,127	28
Atlas Copco AB, Class A	746	38
	Shares	Value (000)
Atlas Copco AB, Class B	435	$19
Boliden AB	331	12
Electrolux AB, Class B	299	7
Electrolux Professional AB (e)	293	2
Epiroc AB, Class A	746	14
Epiroc AB, Class B	487	8
Essity AB, Class B	682	22
Getinge AB, Class B	295	7
Hennes & Mauritz AB, Class B (e)	1,034	22
Hexagon AB, Class B	286	26
Husqvarna AB, Class B	581	8
ICA Gruppen AB	103	5
Industrivarden AB, Class C (e)	220	7
Investor AB, Class B	516	38
Kinnevik AB (e)	280	14
L E Lundbergforetagen AB, Class B (e)	114	6
Lundin Petroleum AB	233	6
Millicom International Cellular SA SDR (e)	85	3
Modern Times Group MTG AB, Class B (e)	17	—	@
Nordic Entertainment Group AB, Class B (e)	17	1
Sandvik AB (e)	1,238	30
Securitas AB, Class B	388	6
Skandinaviska Enskilda Banken AB, Class A (e)	1,693	17
Skanska AB, Class B	421	11
SKF AB, Class B	444	12
Svenska Handelsbanken AB, Class A (e)	1,673	17
Swedbank AB, Class A (e)	1,000	18
Swedish Match AB	201	16
Tele2 AB, Class B	446	6
Telefonaktiebolaget LM Ericsson, Class B	3,491	41
Telia Co., AB	2,874	12
Volvo AB, Class B (e)	1,731	41
		530
Switzerland (1.5%)
ABB Ltd. (Registered)	2,611	73
Adecco Group AG (Registered)	275	18
Alcon, Inc. (e)	241	16
Baloise Holding AG (Registered)	105	19
Cie Financiere Richemont SA (Registered)	538	49
Credit Suisse Group AG (Registered)	1,437	19
GAM Holding AG (e)	529	1
Geberit AG (Registered)	84	53
Givaudan SA (Registered)	15	63
Idorsia Ltd. (e)	321	9
Julius Baer Group Ltd.	301	17
Kuehne & Nagel International AG (Registered)	87	20
LafargeHolcim Ltd. (Registered) (e) (Euronext)	128	7
LafargeHolcim Ltd. (Registered) (e) (SIX)	294	16
Lonza Group AG (Registered)	124	80
Nestle SA (Registered)	3,135	371
Novartis AG (Registered)	1,150	108
Roche Holding AG (Genusschein)	1,121	390
Schindler Holding AG	90	24

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Switzerland (cont'd)
SGS SA (Registered)	13	$39
Sonova Holding AG (Registered) (e)	134	35
Swatch Group AG (The)	40	11
Swiss Life Holding AG (Registered)	43	20
Swiss Re AG	159	15
UBS Group AG (Registered) (e)	3,891	55
Zurich Insurance Group AG	192	81
		1,609
United Kingdom (2.5%)
3i Group PLC	1,129	18
Admiral Group PLC	259	10
Antofagasta PLC	515	10
Ashtead Group PLC	524	25
Associated British Foods PLC (e)	431	13
AstraZeneca PLC	1,408	140
Auto Trader Group PLC	1,244	10
Aviva PLC	4,367	19
Babcock International Group PLC (e)	360	1
BAE Systems PLC	3,348	22
Barclays PLC (e)	17,934	36
Barratt Developments PLC (e)	1,249	11
Berkeley Group Holdings PLC	167	11
BHP Group PLC	2,317	61
BP PLC	22,006	76
British American Tobacco PLC	2,639	98
British Land Co., PLC (The) REIT	1,225	8
BT Group PLC	9,241	17
Bunzl PLC	439	15
Burberry Group PLC (e)	531	13
Capita PLC (e)	954	1
Carnival PLC	266	5
Centamin PLC	4,401	7
Centrica PLC (e)	7,841	5
Coca-Cola HBC AG (e)	237	8
Compass Group PLC	1,651	31
ConvaTec Group PLC	2,001	5
Croda International PLC	167	15
DCC PLC	111	8
Diageo PLC	2,806	111
Direct Line Insurance Group PLC	1,766	8
Dixons Carphone PLC (e)	1,404	2
easyJet PLC	225	3
Experian PLC	984	37
Ferguson PLC	260	32
Fresnillo PLC	324	5
G4S PLC (e)	2,164	8
GlaxoSmithKline PLC	5,449	100
Glencore PLC (e)	12,864	41
Hammerson PLC REIT	228	—	@
Hargreaves Lansdown PLC	327	7
Hikma Pharmaceuticals PLC	204	7
HSBC Holdings PLC (e)	22,577	117
	Shares	Value (000)
IMI PLC	381	$6
Imperial Brands PLC	1,010	21
InterContinental Hotels Group PLC (e)	2,166	140
Intertek Group PLC	191	15
Intu Properties PLC REIT (e)	1,268	—	@
Investec PLC	931	2
ITV PLC (e)	4,716	7
J Sainsbury PLC	2,261	7
Johnson Matthey PLC	239	8
Kingfisher PLC (e)	2,946	11
Land Securities Group PLC REIT	933	9
Legal & General Group PLC	6,254	23
Lloyds Banking Group PLC (e)	75,354	38
London Stock Exchange Group PLC	337	42
M&G PLC	3,192	9
Marks & Spencer Group PLC (e)	2,152	4
Mediclinic International PLC	533	2
Meggitt PLC (e)	1,017	6
Melrose Industries PLC (e)	4,699	11
Micro Focus International PLC (e)	504	3
Micro Focus International PLC ADR (e)	219	1
Mondi PLC	463	11
National Grid PLC	3,562	42
Next PLC (e)	171	17
Ninety One PLC	465	2
Noble Corp., PLC (e)	254	—	@
Paragon Offshore PLC (e)(g)	67	—
Pearson PLC	1,093	10
Persimmon PLC	355	13
Provident Financial PLC (e)	221	1
Prudential PLC	2,715	50
Quilter PLC	2,394	5
Reckitt Benckiser Group PLC	708	63
RELX PLC	1,124	28
Rio Tinto PLC	1,292	97
Rolls-Royce Holdings PLC (e)	2,086	3
Royal Bank of Scotland Group PLC (e)	4,278	10
Royal Dutch Shell PLC, Class A	4,965	87
Royal Dutch Shell PLC, Class B	4,223	72
Royal Mail PLC (e)	1,287	6
RSA Insurance Group PLC	1,337	12
Sage Group PLC (The)	1,277	10
Schroders PLC	162	7
Segro PLC REIT	1,160	15
Severn Trent PLC	301	9
Smith & Nephew PLC	936	19
Smiths Group PLC	503	10
SSE PLC	1,060	22
St. James's Place PLC	662	10
Standard Chartered PLC (e)	3,521	22
Standard Life Aberdeen PLC	2,899	11
Tate & Lyle PLC	619	6
Taylor Wimpey PLC (e)	4,058	9

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Tesco PLC	8,902	$28
Travis Perkins PLC (e)	335	6
TUI AG	585	4
Unilever PLC	1,106	67
Unilever PLC CVA	1,338	80
United Utilities Group PLC	849	10
Virgin Money UK PLC (e)	888	2
Vodafone Group PLC	27,593	45
Weir Group PLC (The) (e)	287	8
Whitbread PLC (e)	2,124	90
Wm Morrison Supermarkets PLC	2,934	7
WPP PLC	1,458	16
		2,584
United States (30.0%)
3M Co.	1,055	184
Abbott Laboratories	1,463	160
AbbVie, Inc.	1,458	156
Accenture PLC, Class A	1,029	269
Adient PLC (e)	38	1
Adobe, Inc. (e)	632	316
AdvanSix, Inc. (e)	142	3
AES Corp. (The)	392	9
Agilent Technologies, Inc.	226	27
Alaska Air Group, Inc.	478	25
Alexion Pharmaceuticals, Inc. (e)	234	37
Allegiant Travel Co.	61	12
Alphabet, Inc., Class A (e)	449	787
Alphabet, Inc., Class C (e)	438	767
Altria Group, Inc.	1,713	70
Amazon.com, Inc. (e)	543	1,769
Ameren Corp.	210	16
American Airlines Group, Inc.	2,377	37
American Electric Power Co., Inc.	541	45
American Express Co.	3,005	363
American International Group, Inc.	1,751	66
American Tower Corp. REIT	575	129
Ameriprise Financial, Inc.	224	44
AmerisourceBergen Corp.	370	36
Amgen, Inc.	736	169
Amphenol Corp., Class A	527	69
Analog Devices, Inc.	168	25
Annaly Capital Management, Inc. REIT	580	5
Anthem, Inc.	546	175
Apache Corp.	342	5
Apple, Inc.	16,416	2,178
Aptiv PLC	481	63
AT&T, Inc.	4,338	125
Autoliv, Inc.	127	12
Automatic Data Processing, Inc.	534	94
Avanos Medical, Inc. (e)	534	24
Avery Dennison Corp.	390	60
Baker Hughes Co.	467	10
	Shares	Value (000)
Bank of America Corp.	9,042	$274
Bank of New York Mellon Corp. (The)	616	26
Baxter International, Inc.	889	71
Becton Dickinson & Co.	577	144
Bed Bath & Beyond, Inc.	612	11
Berkshire Hathaway, Inc., Class B (e)	811	188
Biogen, Inc. (e)	544	133
BlackRock, Inc.	405	292
Boeing Co. (The)	805	172
Booking Holdings, Inc. (e)	53	118
BorgWarner, Inc.	353	14
Boston Properties, Inc. REIT	175	17
Boston Scientific Corp. (e)	457	16
Bristol-Myers Squibb Co.	2,748	170
Broadcom, Inc.	7	3
Brookfield Property Partners LP (e) (TSX)	138	2
Brookfield Property Partners LP (NASDAQ)	40	1
Capital One Financial Corp.	224	22
Cardinal Health, Inc.	182	10
Carnival Corp.	2	—	@
Carrier Global Corp.	2,612	99
Caterpillar, Inc.	847	154
CDK Global, Inc.	152	8
CenterPoint Energy, Inc.	175	4
CenturyLink, Inc.	580	6
Cerner Corp.	539	42
CF Industries Holdings, Inc.	38	1
CH Robinson Worldwide, Inc.	232	22
Charles Schwab Corp. (The)	614	33
Charter Communications, Inc., Class A (e)	183	121
Chemours Co. (The)	416	10
Chesapeake Energy Corp. (e)	1	—	@
Chevron Corp.	1,433	121
Chipotle Mexican Grill, Inc. (e)	45	62
Choice Hotels International, Inc.	489	52
Cigna Corp.	666	139
Cintas Corp.	188	66
Cisco Systems, Inc.	3,997	179
CIT Group, Inc.	559	20
Citigroup, Inc.	2,527	156
Citrix Systems, Inc.	347	45
Cleveland-Cliffs, Inc.	20	—	@
CME Group, Inc.	212	39
CNX Resources Corp. (e)	383	4
Coca-Cola Co. (The)	809	44
Coeur Mining, Inc. (e)	932	10
Cognizant Technology Solutions Corp., Class A	512	42
Colgate-Palmolive Co.	2,100	180
Comcast Corp., Class A	4,194	220
Comerica, Inc.	224	13
Concho Resources, Inc.	122	7
Conduent, Inc. (e)	419	2
ConocoPhillips	1,315	53

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
CONSOL Energy, Inc. (e)	46	$—	@
Consolidated Edison, Inc.	539	39
Corteva, Inc.	878	34
Costco Wholesale Corp.	781	294
Covetrus, Inc. (e)	131	4
Crown Castle International Corp. REIT	449	71
CSX Corp.	444	40
Cummins, Inc.	9	2
CVS Health Corp.	2,470	169
Danaher Corp.	538	120
DaVita, Inc. (e)	402	47
Deere & Co.	24	6
Dell Technologies, Inc., Class C (e)	350	26
Delta Air Lines, Inc.	2,133	86
Devon Energy Corp.	373	6
Discover Financial Services	427	39
Discovery, Inc., Class A (e)	527	16
Discovery, Inc., Class C (e)	467	12
Dominion Energy, Inc.	370	28
Dow, Inc.	878	49
DR Horton, Inc.	1,007	69
DTE Energy Co.	380	46
Duke Energy Corp.	811	74
DuPont de Nemours, Inc.	878	62
DXC Technology Co.	166	4
Eagle Materials, Inc.	104	11
Eaton Corp., PLC	30	4
eBay, Inc.	1,218	61
Ecolab, Inc.	34	7
Edison International	464	29
Edwards Lifesciences Corp. (e)	1,448	132
Eli Lilly & Co.	1,048	177
Emerson Electric Co.	1,061	85
Empire State Realty Trust, Inc., Class A REIT	5,094	47
Entergy Corp.	383	38
EOG Resources, Inc.	472	24
Equity Residential REIT	463	27
Estee Lauder Cos., Inc. (The), Class A	387	103
Exelon Corp.	571	24
Extended Stay America, Inc. (Units)	1,819	27
Exxon Mobil Corp.	2,795	115
Facebook, Inc., Class A (e)	1,123	307
Fastenal Co.	30	1
FedEx Corp.	543	141
Fidelity National Financial, Inc.	733	29
Fidelity National Information Services, Inc.	208	29
Fifth Third Bancorp	512	14
First American Financial Corp.	283	15
FirstEnergy Corp.	512	16
Fluor Corp.	45	1
Ford Motor Co.	10,394	91
Fortive Corp.	392	28
	Shares	Value (000)
Fox Corp., Class A	465	$14
Fox Corp., Class B (e)	216	6
Franklin Resources, Inc.	422	11
Freeport-McMoRan, Inc.	6,648	173
Frontier Communications Corp. (e)	34	—	@
Garrett Motion, Inc. (e)	161	1
General Dynamics Corp.	73	11
General Electric Co.	4,172	45
General Mills, Inc.	623	37
General Motors Co.	2,143	89
Gilead Sciences, Inc.	760	44
Goldman Sachs Group, Inc. (The)	589	155
Halliburton Co.	6,442	122
Healthpeak Properties, Inc. REIT	519	16
Hecla Mining Co.	1,981	13
Henry Schein, Inc. (e)	629	42
Hershey Co. (The)	166	25
Hess Corp.	232	12
Hewlett Packard Enterprise Co.	908	11
Hilton Worldwide Holdings, Inc.	3,103	345
Home Depot, Inc. (The)	1,450	385
Honeywell International, Inc.	1,317	280
HP, Inc.	597	15
Humana, Inc.	131	54
Hyatt Hotels Corp., Class A	1,285	95
Illinois Tool Works, Inc.	29	6
Intel Corp.	2,033	101
Intercontinental Exchange, Inc.	579	67
International Business Machines Corp.	862	109
Interpublic Group of Cos., Inc. (The)	618	15
Intuit, Inc.	427	162
Intuitive Surgical, Inc. (e)	142	116
Invesco Ltd.	541	9
Iron Mountain, Inc. REIT	700	21
JBG SMITH Properties REIT	65	2
JetBlue Airways Corp. (e)	1,044	15
Johnson & Johnson	2,045	322
Johnson Controls International PLC	550	26
JPMorgan Chase & Co.	3,392	431
Juniper Networks, Inc.	560	13
KB Home	318	11
Kellogg Co.	425	26
KeyCorp	540	9
Keysight Technologies, Inc. (e)	126	17
Kimberly-Clark Corp.	735	99
Kimco Realty Corp. REIT	501	8
Kohl's Corp.	402	16
Kontoor Brands, Inc. (e)	49	2
Kraft Heinz Co. (The)	95	3
Kroger Co. (The)	582	18
L Brands, Inc.	366	14
Laboratory Corp. of America Holdings (e)	173	35
Las Vegas Sands Corp.	162	10

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Lear Corp.	64	$10
Lennar Corp., Class A	853	65
Liberty Global PLC, Class A (e)	565	14
Liberty Global PLC Series C (e)	561	13
Liberty Latin America Ltd., Class A (e)	72	1
Liberty Latin America Ltd., Class C (e)	181	2
Lockheed Martin Corp.	15	5
Louisiana-Pacific Corp.	274	10
Lowe's Cos., Inc.	1,299	208
M&T Bank Corp.	203	26
M/I Homes, Inc. (e)	110	5
Macerich Co. (The) REIT	592	6
Mallinckrodt PLC (e)	29	—	@
ManpowerGroup, Inc.	210	19
Marathon Oil Corp.	407	3
Marathon Petroleum Corp.	426	18
Marriott International, Inc., Class A	3,744	494
Marriott Vacations Worldwide Corp.	370	51
Martin Marietta Materials, Inc.	197	56
Masco Corp.	730	40
Mastercard, Inc., Class A	1,772	632
McDonald's Corp.	783	168
McKesson Corp.	402	70
MDC Holdings, Inc.	190	9
Medtronic PLC	1,194	140
Merck & Co., Inc.	1,586	130
Meritage Homes Corp. (e)	107	9
MGIC Investment Corp.	951	12
Microsoft Corp.	4,640	1,032
Mohawk Industries, Inc. (e)	144	20
Mondelez International, Inc., Class A	787	46
Mosaic Co. (The)	29	1
Murphy Oil Corp.	539	7
Murphy USA, Inc.	162	21
Nasdaq, Inc.	188	25
NetApp, Inc.	404	27
NetScout Systems, Inc. (e)	2,032	56
New York Community Bancorp, Inc.	188	2
Newmont Goldcorp Corp. (NYSE)	7,047	422
Newmont Goldcorp Corp. (TSX)	184	11
News Corp., Class A	556	10
News Corp., Class B	410	7
NextEra Energy, Inc.	1,780	137
NIKE, Inc., Class B	2,568	363
Nordstrom, Inc.	137	4
Norfolk Southern Corp.	458	109
Northrop Grumman Corp.	20	6
NortonLifeLock, Inc.	408	8
NOV, Inc. (e)	618	8
NOW, Inc. (e)	188	1
nVent Electric PLC	6	—	@
NVR, Inc. (e)	8	33
	Shares	Value (000)
O'Reilly Automotive, Inc. (e)	242	$110
Occidental Petroleum Corp.	1,070	19
Omnicom Group, Inc.	377	24
ONE Gas, Inc.	129	10
ONEOK, Inc.	431	17
Oracle Corp.	2,821	182
Otis Worldwide Corp.	1,306	88
Ovintiv, Inc. (NYSE)	165	2
Ovintiv, Inc. (TSX)	72	1
Owens Corning	322	24
PACCAR, Inc.	22	2
Paramount Group, Inc. REIT	6,622	60
PayPal Holdings, Inc. (e)	1,218	285
Pentair PLC	6	—	@
People's United Financial, Inc.	189	2
PepsiCo, Inc.	1,216	180
Perspecta, Inc.	83	2
Pfizer, Inc.	3,298	121
Philip Morris International, Inc.	1,172	97
Phillips 66	614	43
Pioneer Natural Resources Co.	402	46
Pitney Bowes, Inc.	432	3
PNC Financial Services Group, Inc. (The)	674	100
PPL Corp.	489	14
Procter & Gamble Co. (The)	1,992	277
ProLogis, Inc. REIT	792	79
Public Service Enterprise Group, Inc.	389	23
Public Storage REIT	167	39
Pulte Group, Inc.	703	30
QUALCOMM, Inc.	1,896	289
Quest Diagnostics, Inc.	247	29
Range Resources Corp.	146	1
Rayonier Advanced Materials, Inc. (e)	393	3
Rayonier, Inc. REIT	516	15
Raytheon Technologies Corp.	2,063	148
Regions Financial Corp.	536	9
Republic Services, Inc.	618	60
Resideo Technologies, Inc. (e)	236	5
Robert Half International, Inc.	224	14
Rockwell Automation, Inc.	9	2
Ross Stores, Inc.	420	52
Royal Caribbean Cruises Ltd.	2	—	@
Royal Gold, Inc.	248	26
S&P Global, Inc.	517	170
Sabra Health Care, Inc. REIT	118	2
salesforce.com, Inc. (e)	565	126
Schlumberger Ltd.	1,095	24
Scotts Miracle-Gro Co. (The), Class A	133	26
Sempra Energy	557	71
Simon Property Group, Inc. REIT	549	47
Skyline Champion Corp. (e)	125	4
SL Green Realty Corp. REIT	2,133	127
Southern Co. (The)	383	24

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Southwest Airlines Co.	2,145	$100
Southwestern Energy Co. (e)	644	2
Starbucks Corp.	1,743	186
State Street Corp.	557	41
Stericycle, Inc. (e)	349	24
Stewart Information Services Corp.	77	4
Stryker Corp.	527	129
Sysco Corp.	387	29
T Rowe Price Group, Inc.	378	57
T-Mobile US, Inc. (e)	73	10
Tapestry, Inc.	446	14
Target Corp.	765	135
TE Connectivity Ltd.	186	23
TechnipFMC PLC	97	1
Texas Instruments, Inc.	2,111	346
Thermo Fisher Scientific, Inc.	406	189
TJX Cos., Inc. (The)	856	58
Toll Brothers, Inc.	396	17
Truist Financial Corp.	1,187	57
UFP Industries, Inc.	140	8
Union Pacific Corp.	1,287	268
United Airlines Holdings, Inc. (e)	1,519	66
United Parcel Service, Inc., Class B	1,307	220
UnitedHealth Group, Inc.	1,463	513
Urban Edge Properties REIT	74	1
US Bancorp	855	40
Valero Energy Corp.	400	23
Varex Imaging Corp. (e)	124	2
Varian Medical Systems, Inc. (e)	375	66
Ventas, Inc. REIT	253	12
Verisk Analytics, Inc.	168	35
Verizon Communications, Inc.	7,641	449
VF Corp.	548	47
ViacomCBS, Inc., Class B	718	27
Viatris, Inc. (e)	397	7
Visa, Inc., Class A	1,991	435
Vontier Corp. (e)	116	4
Vornado Realty Trust REIT	5,832	218
Vulcan Materials Co.	375	56
Walgreens Boots Alliance, Inc.	568	23
Walmart, Inc.	1,966	283
Walt Disney Co. (The) (e)	1,450	263
Washington Prime Group, Inc. REIT	66	—	@
Waste Management, Inc.	433	51
Watsco, Inc.	82	19
WEC Energy Group, Inc.	220	20
Wells Fargo & Co.	2,753	83
Welltower, Inc. REIT	563	36
Western Digital Corp.	72	4
Western Union Co. (The)	88	2
Westinghouse Air Brake Technologies Corp.	19	1
	Shares	Value (000)
Weyerhaeuser Co. REIT	618	$21
Williams Cos., Inc. (The)	458	9
WPX Energy, Inc. (e)	532	4
WW Grainger, Inc.	5	2
Wyndham Hotels & Resorts, Inc.	820	49
Wynn Resorts Ltd.	215	24
Xcel Energy, Inc.	395	26
Xerox Holdings Corp.	241	6
Xylem, Inc.	135	14
Yum! Brands, Inc.	413	45
Zimmer Biomet Holdings, Inc.	349	54
Zoetis, Inc.	910	151
		31,425
Total Common Stocks (Cost $33,847)		43,326
	No. of Rights
Right (0.0%)
United States (0.0%)
Bristol-Myers Squibb Co. (e) (Cost $2)	960	1
	No. of Warrants
Warrants (0.0%) (h)
France (0.0%) (h)
CGG SA, expires 2/21/22 (e)	5	—	@
Switzerland (0.0%) (h)
Cie Financiere Richemont SA, expires 11/22/23 (e)	1,124	—	@
United States (0.0%) (h)
Occidental Petroleum Corp., expires 8/3/27 (e)	108	1
Total Warrants (Cost $1)		1
	Shares
Investment Company (4.1%)
United States (4.1%)
SPDR S&P 500 ETF Trust (Cost $2,078)	11,613	4,342
Short-Term Investments (15.9%)
Investment Company (14.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $15,117)	15,117,200	15,117
	Face Amount (000)
U.S. Treasury Security (1.5%)
U.S. Treasury Bill 0.09%, 6/3/21 (i) (Cost $1,560)	$1,561	1,561
Total Short-Term Investments (Cost $16,677)		16,678
Total Investments (100.1%) (Cost $89,919)		104,888
Liabilities in Excess of Other Assets (-0.1%) (j)(k)(l)		(121)
Net Assets (100.0%)		$104,767

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2020.

(e)  Non-income producing security.

(f)  Security trades on the Hong Kong exchange.

(g)  At December 31, 2020, the Fund a held fair valued security valued at $0, representing 0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(h)  Amount is less than 0.05%.

(i)  Rate shown is the yield to maturity at December 31, 2020.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  The approximate fair value and percentage of net assets, $10,292,000 and 9.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(l)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $99,382,000. The aggregate gross unrealized appreciation is approximately $16,549,000 and the aggregate gross unrealized depreciation is approximately 2,294,000, resulting in net unrealized appreciation of approximately $14,255,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

ASX  Australian Securities Exchange.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

ETF  Exchange Traded Fund.

EURIBOR  Euro Interbank Offered Rate.

Euronext  Euronext Paris Exchange.

LSE  London Stock Exchange.

MTN  Medium Term Note.

NASDAQ  Nasdaq Stock Exchange.

NYSE  New York Stock Exchange.

OAT  Obligations Assimilables du Trésor (Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

OMXH  Helsinki Stock Exchange.

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

SIX  Swiss Exchange.

SOFR  Secured Overnight Financing Rate.

SPDR  Standard & Poor's Depository Receipt.

SSE  Stockholm Stock Exchange.

TBA  To Be Announced.

TSX  Toronto Stock Exchange.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2020:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CNH	2,390		$364	3/18/21	$(2)
Bank of America NA	PLN	67		$18	3/18/21	—	@
Bank of America NA		$1,244	CNH	8,231	2/26/21	18
Bank of America NA		$58	ILS	189	3/18/21	1
Bank of America NA		$1,131	JPY	118,094	2/26/21	13
Bank of Montreal	HUF	4,029		$14	3/18/21	—	@
Bank of Montreal		$235	CAD	299	3/18/21	—	@
Barclays Bank PLC	AUD	1,421		$1,041	2/26/21	(55)
Barclays Bank PLC	CAD	20		$16	2/26/21	(—	@)
Barclays Bank PLC	COP	691,139		$200	3/18/21	(2)
Barclays Bank PLC	JPY	2,025		$19	2/26/21	(—	@)
Barclays Bank PLC		$33	AUD	43	3/18/21	1
Barclays Bank PLC		$117	CAD	149	3/18/21	—	@
Barclays Bank PLC		$203	CHF	184	2/26/21	6

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC		$400	CNY	2,630	3/18/21	$—	@
Barclays Bank PLC		$23	HUF	7,137	2/26/21	1
Barclays Bank PLC		$15	PLN	56	2/26/21	—	@
BNP Paribas SA	CHF	36		$41	3/18/21	—	@
BNP Paribas SA	EUR	73		$89	3/18/21	(—	@)
BNP Paribas SA	EUR	60		$74	3/18/21	—	@
BNP Paribas SA	EUR	59		$72	3/18/21	—	@
BNP Paribas SA	IDR	26,173		$2	3/18/21	(—	@)
BNP Paribas SA	INR	15,197		$204	3/18/21	(2)
BNP Paribas SA	JPY	5,709		$55	2/26/21	—	@
BNP Paribas SA	JPY	3,037		$29	2/26/21	—	@
BNP Paribas SA	JPY	17,963		$173	3/18/21	(1)
BNP Paribas SA	JPY	4,559		$44	3/18/21	(—	@)
BNP Paribas SA	JPY	28,219		$274	3/18/21	—	@
BNP Paribas SA	JPY	4,458		$43	3/18/21	—	@
BNP Paribas SA	KRW	213,779		$196	3/18/21	(—	@)
BNP Paribas SA	PEN	10		$3	3/18/21	—	@
BNP Paribas SA	RUB	1,954		$26	2/26/21	(1)
BNP Paribas SA	RUB	14,431		$196	3/18/21	2
BNP Paribas SA		$7	AUD	10	3/18/21	—	@
BNP Paribas SA		$98	CAD	125	3/18/21	—	@
BNP Paribas SA		$151	CAD	192	3/18/21	—	@
BNP Paribas SA		$71	CHF	63	3/18/21	(—	@)
BNP Paribas SA		$38	COP	140,810	2/26/21	3
BNP Paribas SA		$14	DKK	88	3/18/21	—	@
BNP Paribas SA		$68	EUR	56	3/18/21	(—	@)
BNP Paribas SA		$37	EUR	30	3/18/21	(—	@)
BNP Paribas SA		$114	GBP	83	3/18/21	—	@
BNP Paribas SA		$210	GBP	157	3/18/21	4
BNP Paribas SA		$114	HKD	886	3/18/21	—	@
BNP Paribas SA		$29	JPY	3,037	1/6/21	(—	@)
BNP Paribas SA		$88	JPY	9,070	3/18/21	(—	@)
BNP Paribas SA		$55	JPY	5,669	3/18/21	—	@
BNP Paribas SA		$55	JPY	5,669	3/18/21	—	@
BNP Paribas SA		$22	JPY	2,316	3/18/21	—	@
BNP Paribas SA		$90	JPY	9,264	3/18/21	—	@
BNP Paribas SA		$75	SGD	101	2/26/21	1
BNP Paribas SA		$126	THB	3,823	2/25/21	2
BNP Paribas SA		$6	TWD	172	3/18/21	(—	@)
Citibank NA	CAD	23		$18	2/26/21	(—	@)
Citibank NA	CAD	192		$150	3/18/21	(—	@)
Citibank NA		$18	CAD	23	1/6/21	—	@
Citibank NA		$13	CAD	17	3/18/21	—	@
Citibank NA		$61	CNH	400	2/26/21	(—	@)
Citibank NA		$8	CZK	168	3/18/21	—	@
Citibank NA		$74	HKD	572	3/18/21	—	@
Citibank NA		$53	ILS	172	3/18/21	1
Citibank NA		$415	KRW	463,082	2/26/21	11
Citibank NA		$5	THB	145	3/18/21	—	@
Commonwealth Bank of Australia	NZD	13		$9	3/18/21	(—	@)
Credit Suisse International	JPY	174		$2	3/18/21	(—	@)
Goldman Sachs International	BRL	9,364		$1,811	3/18/21	11
Goldman Sachs International	BRL	166		$32	3/18/21	(—	@)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	CLP	139,068		$189	3/18/21	$(6)
Goldman Sachs International	EUR	120		$146	3/18/21	(1)
Goldman Sachs International	JPY	23,805		$230	3/18/21	(1)
Goldman Sachs International		$108	AUD	144	3/18/21	2
Goldman Sachs International		$2,137	BRL	10,853	3/18/21	(50)
Goldman Sachs International		$258	CAD	329	3/18/21	—	@
Goldman Sachs International		$45	CHF	40	3/18/21	—	@
Goldman Sachs International		$1,985	EUR	1,671	2/26/21	59
Goldman Sachs International		$65	HKD	502	3/18/21	(—	@)
JPMorgan Chase Bank NA	CNH	530		$78	8/12/21	(3)
JPMorgan Chase Bank NA	CNH	901		$130	8/12/21	(7)
JPMorgan Chase Bank NA	CNH	383		$58	8/12/21	(—	@)
JPMorgan Chase Bank NA	DKK	102		$16	2/26/21	(—	@)
JPMorgan Chase Bank NA	EUR	35		$43	2/26/21	—	@
JPMorgan Chase Bank NA	GBP	22		$30	2/26/21	(1)
JPMorgan Chase Bank NA	JPY	127		$1	3/18/21	(—	@)
JPMorgan Chase Bank NA		$49	AUD	66	2/26/21	2
JPMorgan Chase Bank NA		$89	CAD	113	3/18/21	—	@
JPMorgan Chase Bank NA		$184	CNH	1,229	8/12/21	3
JPMorgan Chase Bank NA		$152	CNH	1,078	8/12/21	12
JPMorgan Chase Bank NA		$2,658	CNH	18,870	8/12/21	204
JPMorgan Chase Bank NA		$2	GBP	2	2/26/21	—	@
JPMorgan Chase Bank NA		$322	GBP	241	2/26/21	8
JPMorgan Chase Bank NA		$34	GBP	25	3/18/21	1
JPMorgan Chase Bank NA		$137	HKD	1,060	3/18/21	(—	@)
JPMorgan Chase Bank NA		$6	JPY	629	2/26/21	(—	@)
JPMorgan Chase Bank NA		$29	NOK	267	2/26/21	2
JPMorgan Chase Bank NA		$38	PEN	135	2/26/21	(—	@)
JPMorgan Chase Bank NA		$36	RON	150	2/26/21	1
JPMorgan Chase Bank NA		$84	SEK	727	2/26/21	4
JPMorgan Chase Bank NA	ZAR	19		$1	3/18/21	(—	@)
Royal Bank of Canada		$18	AUD	24	2/26/21	1
Royal Bank of Canada		$39	CAD	50	2/26/21	—	@
State Street Bank and Trust Co.	GBP	284		$380	2/26/21	(9)
State Street Bank and Trust Co.		$8	HKD	61	3/18/21	—	@
UBS AG	CAD	90		$69	2/26/21	(2)
UBS AG	EUR	58		$70	2/26/21	(2)
UBS AG	EUR	345		$420	3/18/21	(2)
UBS AG	EUR	293		$361	3/18/21	2
UBS AG	GBP	17		$23	2/26/21	(—	@)
UBS AG	HUF	57,994		$198	3/18/21	3
UBS AG	JPY	15,991		$154	3/18/21	(1)
UBS AG	MXN	2,046		$101	2/26/21	(1)
UBS AG	MXN	5,976		$294	3/18/21	(4)
UBS AG	MXN	2,627		$131	3/18/21	(—	@)
UBS AG	NOK	297		$34	3/18/21	(1)
UBS AG	NZD	273		$191	2/26/21	(6)
UBS AG	SGD	34		$25	3/18/21	(—	@)
UBS AG	TRY	226		$30	3/18/21	—	@
UBS AG	TRY	1,595		$196	3/18/21	(12)
UBS AG		$321	AUD	426	3/18/21	7
UBS AG		$542	CAD	690	3/18/21	—	@
UBS AG		$385	CHF	340	3/18/21	—	@
UBS AG		$37	CZK	825	2/26/21	1

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$282	EUR	229	3/18/21	$(1)
UBS AG		$147	EUR	120	3/18/21	(—	@)
UBS AG		$91	EUR	75	3/18/21	—	@
UBS AG		$91	EUR	75	3/18/21	—	@
UBS AG		$50	EUR	40	3/18/21	(—	@)
UBS AG		$150	EUR	122	3/18/21	(1)
UBS AG		$23	GBP	17	1/6/21	—	@
UBS AG		$4	GBP	3	2/26/21	—	@
UBS AG		$47	GBP	35	3/18/21	1
UBS AG		$101	GBP	74	3/18/21	—	@
UBS AG		$82	HKD	638	3/18/21	—	@
UBS AG		$168	JPY	17,384	3/18/21	—	@
UBS AG		$7	MXN	138	2/26/21	—	@
UBS AG		$587	TRY	4,465	3/18/21	(3)
UBS AG		$304	TRY	2,298	3/18/21	(3)
UBS AG		$581	TRY	4,385	3/18/21	(7)
UBS AG		$289	TRY	2,188	3/18/21	(3)
UBS AG	ZAR	3,419		$227	3/18/21	(4)
						$194

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2020:

	Number of Contracts	Expiration Date	Notional Amount (000)			Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 5 yr. Note (United States)	42	Mar-21		$4,200		$5,299	$18
BIST 30 Index (Turkey)	264	Feb-21	TRY	3		589	9
Euro Stoxx 50 Index (Germany)	6	Mar-21	EUR	—	@	260	5
IBEX 35 Index (Spain)	7	Jan-21		—	@	690	5
Hang Seng Index (Hong Kong)	3	Jan-21	HKD	—	@	527	18
SGX MSCI Singapore (Singapore)	7	Jan-21	SGD	1		171	1
S&P TSE 60 Index (Canada)	6	Mar-21	CAD	1		970	(12)
South Korea 10 yr. Bond (Korea, Republic of)	1	Mar-21	KRW	100,000		119	(1)
FTSE MIB Index (Italy)	5	Mar-21	EUR	—	@	676	9
ASX SPI 200 Index (Australia)	4	Mar-21	AUD	—	@	504	(3)
Euro Stoxx 50 Index Dividend Futures (Germany)	27	Dec-22	EUR	3		320	74
NIKKEI 225 Index (Japan)	1	Mar-21	JPY	1		133	— @
CAC 40 Index (France)	1	Jan-21	EUR	—	@	68	(— @)
U.S. Treasury 10 yr. Note (United States)	53	Mar-21		$5,300		7,318	15
NYMEX WTI Crude Oil Futures (United States)	6	Nov-21		6		286	16
Short:
U.S. Treasury Ultra Bond (United States)	11	Mar-21		(1,100)		(2,349)	34
MSCI Emerging Market E Mini (United States)	33	Mar-21		(2)		(2,126)	(57)
U.S. Treasury 5 yr. Note (United States)	3	Mar-21		(300)		(378)	(1)
S&P 500 E Mini Index (United States)	5	Mar-21		—	@	(937)	(4)
U.S. Treasury 2 yr. Note (United States)	4	Mar-21		(800)		(884)	(1)
FTSE 100 Index (United Kingdom)	1	Mar-21	GBP	—	@	(88)	1
NIKKEI 225 Index (United States)	11	Mar-21	JPY	(6)		(1,465)	(32)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts (cont'd):

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
German Euro BTP (Germany)	11	Mar-21	EUR	(1,100)	$(2,043)	$(9)
U.S. Treasury Ultra Long Bond (United States)	39	Mar-21		$(3,900)	(6,098)	(31)
						$54

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2020:

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (000)
JPMorgan Chase Bank NA	3 Month KORIBOR	Pay	1.83%	Quarterly/ Quarterly	6/14/27	KRW	510,000	$19	$—	$19
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.24	Semi-Annual/ Quarterly	3/30/30		$316	29	—	29
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.27	Semi-Annual/ Quarterly	3/30/30		1,106	97	—	97
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.3	Semi-Annual/ Quarterly	3/30/30		315	27	—	27
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.18	Semi-Annual/ Quarterly	3/31/30		526	51	—	51
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.31	Semi-Annual/ Quarterly	4/28/30		190	16	—	16
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.37	Semi-Annual/ Quarterly	5/29/30		134	11	—	11
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.75	Semi-Annual/ Quarterly	7/30/30		247	15	—	15
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.96	Semi-Annual/ Quarterly	8/28/30		138	4	—	4
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.18	Semi-Annual/ Quarterly	12/23/30		387	1	—	1
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.78	Quarterly/ Quarterly	10/3/30	MXN	12,350	21	—	21
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.78	Quarterly/ Quarterly	10/3/30		15,155	25	—	25
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.79	Quarterly/ Quarterly	10/3/30		15,120	26	—	26
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.81	Quarterly/ Quarterly	10/3/30		37,523	67	—	67
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.78	Quarterly/ Quarterly	10/4/30		7,103	12	—	12
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.78	Quarterly/ Quarterly	10/4/30		7,113	12	—	12
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.58	Quarterly/ Quarterly	11/1/30		4,361	4	—	4
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.59	Quarterly/ Quarterly	11/1/30		4,360	4	—	4
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.60	Quarterly/ Quarterly	11/1/30		8,555	8	—	8
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.61	Quarterly/ Quarterly	11/1/30		7,125	7	—	7
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.61	Quarterly/ Quarterly	11/1/30		9,980	10	—	10
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.61	Quarterly/ Quarterly	11/1/30		9,980	10	—	10
								$476	$—	$476

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2020:

Swap Counterparty	Index	Pay/ Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	BNP Custom U.S. Banks Index††	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	9/16/21	$324	$20	$—	$20
BNP Paribas SA	BNP Custom U.S. Banks Index††	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	9/16/21	185	12	—	12
BNP Paribas SA	BNP Custom U.S. Banks Index††	Receive	3 Month USD LIBOR plus 0.25%	Quarterly	9/16/21	313	20	—	20
BNP Paribas SA	BNP Custom U.S. Banks Index††	Receive	3 Month USD LIBOR plus 0.25%	Quarterly	9/16/21	418	16	—	16
BNP Paribas SA	MSCI Emerging Markets Index	Receive	3 Month USD LIBOR plus 0.28%	Quarterly	1/26/21	8,986	1,244	—	1,244
JPMorgan Chase Bank NA	JPM SPX 1500 Growth Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	276	(15)	—	(15)
JPMorgan Chase Bank NA	JPM SPX 1500 Growth Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	278	(11)	—	(11)
JPMorgan Chase Bank NA	JPM SPX 1500 Growth Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	270	(11)	—	(11)
JPMorgan Chase Bank NA	JPM SPX 1500 Growth Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	272	(9)	—	(9)
JPMorgan Chase Bank NA	JPM SPX 1500 Growth Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	265	(7)	—	(7)
JPMorgan Chase Bank NA	JPM SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	628	(17)	—	(17)
JPMorgan Chase Bank NA	JPM SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	634	(13)	—	(13)
JPMorgan Chase Bank NA	JPM SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	621	(10)	—	(10)
JPMorgan Chase Bank NA	JPM SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	621	(9)	—	(9)
JPMorgan Chase Bank NA	JPM SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	620	(7)	—	(7)
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	915	29	—	29
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	918	11	—	11
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	879	12	—	12
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	891	10	—	10
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	888	6	—	6
JPMorgan Chase Bank NA	JPM SPX 500 Growth Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	4,192	(174)	—	(174)
JPMorgan Chase Bank NA	JPM SPX 500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	2,259	(46)	—	(46)
JPMorgan Chase Bank NA	JPM SPX 500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	5/14/21	6,505	143	—	143
JPMorgan Chase Bank NA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.15%	Quarterly	2/10/21	4,550	457	—	457
							$1,651	$—	$1,651

††  See tables below for details of the equity basket holdings underlying the swap.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with BNP Custom U.S. Banks Index as of December 31, 2020:

Security Description	Shares	Value (000)	Index Weight
BNP Custom U.S. Banks Index
Bank of America Corp.	308,343	$9,346	20.35%
CIT Group, Inc.	3,298	118	0.26
Citigroup, Inc.	79,236	4,886	10.63
Citizens Financial Group	15,687	561	1.22
Comerica, Inc.	5,287	295	0.64
East West Bancorp, Inc.	4,961	252	0.55
Fifth Third Bancorp	25,079	691	1.51
First Republic Bank	5,750	845	1.84
Huntington Bancshares, Inc.	35,695	451	0.98
Jpmorgan Chase & Co.	110,953	14,099	30.70
Keycorp	34,389	564	1.23
M&T Bank Corp.	4,440	565	1.23
People's United Financial	13,619	176	0.38
PNC Financial Services Group	15,425	2,298	5.00
Regions Financial Corp.	34,597	558	1.21
Signature Bank	1,907	258	0.56
SVB Financial Group	1,793	695	1.51
Truist Financial Corp.	45,852	2,198	4.78
US Bancorp	51,605	2,404	5.23
Wells Fargo & Co.	146,120	4,410	9.60
Zions Bancorp NA	6,245	271	0.59
Total		$45,941	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Growth Index as of December 31, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Growth Index
8X8, Inc.	2,755	$95	0.82%
AAON, Inc.	874	58	0.51
Advanced Micro Devices, Inc.	594	54	0.48
Air Products & Chemicals, Inc.	203	56	0.49
Albemarle Corp.	412	61	0.53
Allegheny Technologies, Inc.	3,664	61	0.54
Ambac Financial Group, Inc.	3,487	54	0.47
Amedisys, Inc.	225	66	0.57
American Tower Corp.	243	55	0.48
Aon PLC — Class A	266	56	0.49
Apache Corp.	4,248	60	0.53
Apple, Inc.	452	60	0.52
Aptargroup, Inc.	441	60	0.53
Arista Networks, Inc.	205	60	0.52
Arlo Technologies, Inc.	9,891	77	0.67
Axon Enterprise, Inc.	449	55	0.48
Badger Meter, Inc.	681	64	0.56
Ball Corp.	592	55	0.48
Banc of California, Inc.	3,947	58	0.51
Bank of Hawaii Corp.	714	55	0.48
Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Growth Index (cont'd)
Berkshire Hills Bancorp, Inc.	3,202	$55	0.48%
Biotelemetry, Inc.	1,020	74	0.64
Boeing Co. (The)	249	53	0.47
Boston Beer Company, Inc. — Class A	60	60	0.53
Brown & Brown, Inc.	1,236	59	0.51
Cable One, Inc.	27	61	0.53
Calamp Corp.	5,918	59	0.51
Calavo Growers, Inc.	787	55	0.48
Capitol Federal Financial, Inc.	4,509	56	0.49
Cardiovascular Systems, Inc.	1,624	71	0.62
Catalent, Inc.	597	62	0.54
Century Aluminum Company	5,067	56	0.49
Chatham Lodging Trust	4,855	52	0.46
Chefs' Warehouse, Inc. (The)	2,291	59	0.51
Chesapeake Utilities Corp.	535	58	0.51
Cognex Corp.	733	59	0.51
Commerce Bancshares, Inc.	880	58	0.51
Community Bank System, Inc.	867	54	0.47
Conocophillips	1,393	56	0.49
Copart, Inc.	492	63	0.55
Core Laboratories N.V.	2,293	61	0.53
Coresite Realty Corp.	461	58	0.51
Corvel Corp.	604	64	0.56
Costco Wholesale Corp.	145	55	0.48
Cree, Inc.	621	66	0.57
Crown Castle International Corp.	334	53	0.46
Cutera, Inc.	2,295	55	0.48
Cyrusone, Inc.	813	59	0.52
Cytokinetics, Inc.	3,094	64	0.56
Delta Air Lines, Inc.	1,356	55	0.48
Dexcom, Inc.	167	62	0.54
DMC Global, Inc.	1,295	56	0.49
Dorman Products, Inc.	599	52	0.45
Duke Realty Corp.	1,476	59	0.52
Eastgroup Properties, Inc.	418	58	0.50
Ecolab, Inc.	254	55	0.48
Enerpac Tool Group Corp.	2,524	57	0.50
Enphase Energy, Inc.	435	76	0.67
Equinix, Inc.	81	58	0.50
Estee Lauder Companies — Class A	227	60	0.53
Eversource Energy	632	55	0.48
Expedia Group, Inc.	435	58	0.50
Exponent, Inc.	680	61	0.53
Factset Research Systems, Inc.	166	55	0.48
Faro Technologies, Inc.	820	58	0.51
Fastenal Co.	1,170	57	0.50
First Finl Bankshares, Inc.	1,609	58	0.51
First Republic Bank	423	62	0.54
Five Below	357	62	0.55
Fluor Corp.	3,150	50	0.44
Fox Factory Holding Corp.	620	65	0.57

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Growth Index (cont'd)
Gap, Inc. (The)	2,662	$54	0.47%
Garmin Ltd.	470	56	0.49
Glaukos Corp.	801	60	0.53
Graco, Inc.	836	60	0.53
Granite Construction, Inc.	2,220	59	0.52
Green Dot Corp. — Class A	1,065	59	0.52
Halliburton Co.	3,162	60	0.52
Hancock Whitney Corp.	1,891	64	0.56
Healthequity, Inc.	780	54	0.48
Heska Corp.	454	66	0.58
Hess Corp.	1,134	60	0.52
Hilton Worldwide Holdings, Inc.	522	58	0.51
Host Hotels & Resorts, Inc.	3,739	55	0.48
IAA, Inc.	930	60	0.53
IDEX Corp.	293	58	0.51
IDEXX Laboratories, Inc.	120	60	0.53
Illinois Tool Works	272	55	0.48
Ingersoll-Rand, Inc.	1,256	57	0.50
Installed Building Products	584	60	0.52
IPG Photonics Corp.	268	60	0.52
Kinsale Capital Group, Inc.	230	46	0.40
Lancaster Colony Corp.	333	61	0.53
Las Vegas Sands Corp.	967	58	0.50
Lendingtree, Inc.	234	64	0.56
Lennox International, Inc.	198	54	0.47
LHC Group, Inc.	284	61	0.53
Live Nation Entertainment, Inc.	797	59	0.51
Livent Corp.	3,633	68	0.60
Liveperson, Inc.	1,003	62	0.55
Liveramp Holdings, Inc.	949	69	0.61
Marathon Petroleum Corp.	1,372	57	0.50
Marketaxess Holdings, Inc.	103	59	0.51
Mastercard, Inc. — Class A	164	58	0.51
McCormick & Co., Inc.	609	58	0.51
Mercer International, Inc.	6,119	63	0.55
Monolithic Power Systems, Inc.	174	64	0.56
Moody's Corp.	200	58	0.51
MSCI, Inc.	134	60	0.52
National Instruments Corp.	1,430	63	0.55
Nektar Therapeutics	3,224	55	0.48
Neogenomics, Inc.	1,178	63	0.55
New York Mortgage Trust, Inc.	15,257	56	0.49
New York Times Co. — Class A	1,233	64	0.56
Nextera Energy, Inc.	749	58	0.51
Nike, Inc. — Class B	411	58	0.51
Nisource, Inc.	2,262	52	0.45
Nordson Corp.	282	57	0.50
Northfield Bancorp, Inc.	4,851	60	0.52
NOW, Inc.	9,552	69	0.60
NVIDIA Corp.	103	54	0.47
Old Dominion Freight Line	272	53	0.46
Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Growth Index (cont'd)
Ollie's Bargain Outlet Holdings, Inc.	642	$52	0.46%
Pacific Premier Bancorp, Inc.	1,868	59	0.51
Pacwest Bancorp	2,266	58	0.50
Palomar Holdings, Inc.	827	74	0.64
Par Pacific Holdings, Inc.	4,374	61	0.53
Park Hotels & Resorts, Inc.	3,238	56	0.49
Paycom Software, Inc.	133	60	0.52
Paylocity Holding Corp.	286	59	0.51
Paypal Holdings, Inc.	262	61	0.54
PBF Energy, Inc.- Class A	7,058	50	0.44
PDF Solutions, Inc.	2,506	54	0.47
Pennant Group, Inc. (The)	1,061	62	0.54
Penumbra, Inc.	271	47	0.42
Proassurance Corp.	3,480	62	0.54
Proto Labs, Inc.	416	64	0.56
Quaker Chemical Corp.	229	58	0.51
Regis Corp.	6,119	56	0.49
Repligen Corp.	298	57	0.50
RH	123	55	0.48
RLI Corp.	562	59	0.51
Rollins, Inc.	1,514	59	0.52
Ross Stores, Inc.	499	61	0.54
S&P Global, Inc.	167	55	0.48
Sabre Corp.	4,815	58	0.51
Saia, Inc.	319	58	0.50
Sailpoint Technologies, Inc.	1,211	64	0.56
Sanderson Farms, Inc.	392	52	0.45
Sba Communications Corp.	196	55	0.48
Servicenow, Inc.	106	58	0.51
Shake Shack, Inc. — Class A	676	57	0.50
Sherwin-Williams Co. (The)	78	57	0.50
Simulations Plus, Inc.	993	71	0.62
Six Flags Entertainment Corp.	1,680	57	0.50
Southwestern Energy Co.	19,269	57	0.50
Spectrum Pharmaceuticals, Inc.	11,674	40	0.35
Summit Hotel Properties, Inc.	6,033	54	0.48
Sunrun, Inc.	913	63	0.55
SVB Financial Group	158	61	0.53
Tactile Systems Technology I	1,330	60	0.52
Techtarget	1,099	65	0.57
TJX Companies, Inc.	857	59	0.51
Topbuild Corp.	335	62	0.54
Transdigm Group, Inc.	94	58	0.51
Trex Company, Inc.	754	63	0.55
Triumph Bancorp, Inc.	1,193	58	0.51
Trupanion, Inc.	592	71	0.61
Tupperware Brands Corp.	1,635	53	0.46
Twitter, Inc.	1,179	64	0.56
Ulta Beauty, Inc.	197	57	0.50
Under Armour, Inc. — Class A	3,412	59	0.51
Under Armour, Inc. — Class C	3,838	57	0.50
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Growth Index (cont'd)
United Parcel Service — Class B	330	$56	0.49%
Universal Display Corp.	240	55	0.48
Verisign, Inc.	278	60	0.53
Verisk Analytics, Inc.	284	59	0.52
Viad Corp.	1,759	64	0.55
Vicor Corp.	674	62	0.54
Visa, Inc. — Class A	265	58	0.51
Visteon Corp.	453	57	0.50
Vonage Holdings Corp.	4,137	53	0.47
Vornado Realty Trust	1,402	52	0.46
WD-40 Co.	223	59	0.52
Wec Energy Group, Inc.	582	54	0.47
Westamerica Bancorp	1,014	56	0.49
Wingstop, Inc.	442	59	0.51
Wynn Resorts Ltd.	530	60	0.52
Xcel Energy, Inc.	811	54	0.47
Xencor, Inc.	1,413	62	0.54
Xenia Hotels & Resorts, Inc.	3,742	57	0.50
Xylem, Inc.	579	59	0.52
Yeti Holdings, Inc.	887	61	0.53
Zoetis, Inc.	350	58	0.51
Total		$11,442	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Low Vol Index as of December 31, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Low Vol Index
Abbott Laboratories	488	$53	0.52%
Adobe, Inc.	110	55	0.53
Agilent Technologies, Inc.	461	55	0.53
Agree Realty Corp.	798	53	0.52
Air Products & Chemicals, Inc.	193	53	0.51
Akamai Technologies, Inc.	510	54	0.52
Alexandria Real Estate Equities, Inc.	318	57	0.55
Alleghany Corp.	89	54	0.52
Alphabet, Inc. — Class C	29	51	0.49
Ameren Corporation	672	52	0.51
American Express Co.	431	52	0.51
American Tower Corp.	231	52	0.50
Amerisafe, Inc.	969	56	0.54
Amerisourcebergen Corp.	512	50	0.49
Amgen, Inc.	233	54	0.52
Amphenol Corp. — Class A	403	53	0.51
Analog Devices, Inc.	375	55	0.54
Aptargroup, Inc.	418	57	0.56
Arcosa, Inc.	995	55	0.53
Arthur J Gallagher & Co.	453	56	0.55
AT&T, Inc.	1,814	52	0.51
Atmos Energy Corp.	549	52	0.51
Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Low Vol Index (cont'd)
Automatic Data Processing	308	$54	0.53%
Autozone, Inc.	46	54	0.53
Badger Meter, Inc.	645	61	0.59
Baxter International, Inc.	691	55	0.54
Booking Holdings, Inc.	25	57	0.55
Boston Scientific Corp.	1,546	56	0.54
Broadcom, Inc.	131	57	0.56
Brown & Brown, Inc.	1,171	56	0.54
Cable One, Inc.	26	58	0.56
Cabot Oil & Gas Corp.	3,096	50	0.49
Capitol Federal Financial, Inc.	4,274	53	0.52
Carrier Global Corp.	1,433	54	0.53
CDW Corp.	402	53	0.52
Cerner Corp.	699	55	0.53
Chemed Corp.	111	59	0.57
Chevron Corp.	587	50	0.48
City Holding Co.	782	54	0.53
CME Group, Inc.	290	53	0.51
CMS Energy Corp.	854	52	0.51
Columbia Sportswear Co.	631	55	0.54
Comcast Corp. — Class A	1,034	54	0.53
Commerce Bancshares, Inc.	834	55	0.53
Community Bank System, Inc.	822	51	0.50
Cooper Co, Inc. (The)	158	57	0.56
Corning, Inc.	1,396	50	0.49
Costco Wholesale Corp.	138	52	0.50
Crown Castle Intl Corp.	316	50	0.49
CVB Financial Corp.	2,718	53	0.52
Daktronics, Inc.	5,419	25	0.25
Danaher Corp.	235	52	0.51
Deckers Outdoor Corp.	196	56	0.55
Dollar General Corp.	243	51	0.50
Domino's Pizza, Inc.	136	52	0.51
Dorman Products, Inc.	567	49	0.48
Dril-Quip, Inc.	1,697	50	0.49
DSP Group, Inc.	3,118	52	0.50
Duke Realty Corp.	1,399	56	0.54
Easterly Government Properties	2,450	55	0.54
Eastgroup Properties, Inc.	396	55	0.53
Eaton Corp. PLC	444	53	0.52
Encore Wire Corp.	1,017	62	0.60
Estee Lauder Companies — Class A	215	57	0.56
Eversource Energy	599	52	0.50
Expeditors International Wash, Inc.	595	57	0.55
Extra Space Storage, Inc.	474	55	0.53
Exxon Mobil Corp.	1,321	54	0.53
Factset Research Systems, Inc.	157	52	0.51
Fidelity National Information Services, Inc	355	50	0.49
First Financial Bankshares, Inc.	1,525	55	0.54
Firstcash, Inc.	783	55	0.53
Flowers Foods, Inc.	2,386	54	0.53

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Low Vol Index (cont'd)
FMC Corp.	447	$51	0.50%
Garmin Ltd.	445	53	0.52
GATX Corp.	646	54	0.52
Gentex Corp.	1,597	54	0.53
Gilead Sciences, Inc.	863	50	0.49
Graco, Inc.	792	57	0.56
Hasbro, Inc.	562	53	0.51
Hawaiian Electric Industries	1,454	51	0.50
Heartland Express, Inc.	2,858	52	0.50
Helen Of Troy Ltd.	257	57	0.56
Henry Schein, Inc.	794	53	0.52
Heritage Financial Corp.	2,206	52	0.50
Hilton Worldwide Holdings, Inc.	494	55	0.54
Home Depot, Inc.	195	52	0.50
HP, Inc.	2,313	57	0.55
Humana, Inc.	130	53	0.52
IDEX Corp.	278	55	0.54
Illinois Tool Works	257	52	0.51
Intercontinental Exchange, Inc.	495	57	0.56
Intuit, Inc.	148	56	0.55
Jack Henry & Associates, Inc.	330	53	0.52
Jacobs Engineering Group, Inc.	494	54	0.52
JM Smucker Co. (The)	459	53	0.52
Johnson & Johnson	356	56	0.55
Kinder Morgan, Inc.	3,681	50	0.49
Kkr Real Estate Finance Trust	2,855	51	0.50
Landstar System, Inc.	404	54	0.53
La-Z-Boy, Inc.	1,412	56	0.55
Lennox International, Inc.	188	51	0.50
Life Storage, Inc.	482	58	0.56
Linde PLC	210	55	0.54
Lindsay Corp.	449	58	0.56
Lockheed Martin Corp.	146	52	0.50
Lowe's Co., Inc.	348	56	0.54
Marsh & Mclennan Co.	455	53	0.52
Matrix Service Co.	5,380	59	0.58
Maximus, Inc.	731	54	0.52
Mcdonald's Corp.	250	54	0.52
Medtronic PLC	465	54	0.53
Merck & Co., Inc..	645	53	0.51
Microsoft Corp.	245	55	0.53
Mid-America Apartment Communities, Inc.	427	54	0.53
Mondelez International, Inc. — Class A	908	53	0.52
Monro, Inc.	1,128	60	0.59
Motorola Solutions, Inc.	309	52	0.51
Msa Safety, Inc.	354	53	0.52
NBT Bancorp, Inc.	1,704	55	0.53
Nasdaq, Inc.	408	54	0.53
National Storage Affiliates	1,588	57	0.56
Newmarket Corp.	141	56	0.55
Newmont Corp.	880	53	0.51
Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Low Vol Index (cont'd)
Nike, Inc. — Class B	389	$55	0.54%
Northrop Grumman Corp.	177	54	0.52
Northwest Bancshares, Inc.	4,351	55	0.54
Nucor Corp.	958	51	0.50
NVR, Inc.	14	55	0.54
Old National Bancorp	3,262	54	0.53
O'Reilly Automotive, Inc.	119	54	0.53
OSI Systems, Inc.	597	56	0.54
Otis Worldwide Corp.	803	54	0.53
Paccar, Inc.	606	52	0.51
Park National Corp.	512	54	0.52
Pepsico, Inc.	365	54	0.53
Pioneer Natural Resources Co.	520	59	0.58
Power Integrations, Inc.	713	58	0.57
Procter & Gamble Co. (The)	381	53	0.52
Progressive Corp.	592	59	0.57
Prologis, Inc.	541	54	0.53
Ps Business Parks, Inc.	398	53	0.51
Public Storage	235	54	0.53
Reliance Steel & Aluminum	443	53	0.52
Republic Services, Inc.	551	53	0.52
Rex American Resources Corp.	635	47	0.45
Rexford Industrial Realty, Inc.	1,114	55	0.53
Rollins, Inc.	1,435	56	0.55
Ross Stores, Inc.	473	58	0.57
S&T Bancorp, Inc.	2,261	56	0.55
S&P Global, Inc.	158	52	0.51
Safety Insurance Group, Inc.	730	57	0.55
SBA Communications Corp.	186	52	0.51
Schweitzer-Mauduit International, Inc.	1,516	61	0.59
Service Corporation International	1,079	53	0.52
Servisfirst Bancshares, Inc.	1,359	55	0.53
Sherwin-Williams Co. (The)	74	54	0.53
Sonoco Products Co.	902	53	0.52
Southside Bancshares, Inc.	1,743	54	0.53
Southwest Airlines Co.	1,113	52	0.50
Standard Motor Products, Inc.	1,114	45	0.44
Starbucks Corp.	534	57	0.56
Stepan Co.	464	55	0.54
Steris PLC	274	52	0.51
Stryker Corp.	225	55	0.53
Synopsys, Inc.	235	61	0.58
Texas Instruments, Inc.	324	53	0.52
Thermo Fisher Scientific, Inc.	110	51	0.49
TJX Companies, Inc.	812	55	0.54
Tompkins Financial Corp.	795	56	0.55
Toro Co.	593	56	0.55
Tractor Supply Company	386	54	0.53
Trane Technologies PLC	366	53	0.52
Tyler Technologies, Inc.	126	55	0.54
Unitedhealth Group, Inc.	152	53	0.52

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Low Vol Index (cont'd)
Verisk Analytics, Inc.	269	$56	0.53%
Vertex Pharmaceuticals, Inc.	233	55	0.53
Visa, Inc. — Class A	251	55	0.53
Walmart, Inc.	351	51	0.49
Walt Disney Co. (The)	344	62	0.60
Waste Management, Inc.	451	53	0.52
Watsco, Inc.	238	54	0.53
Watts Water Technologies — Class A	455	55	0.53
Westamerica Bancorp	961	53	0.52
Wiley (John) & Sons — Class A	1,510	69	0.66
Williams Co., Inc.	2,438	49	0.48
Wr Berkley Corp.	784	52	0.51
Xcel Energy, Inc.	768	51	0.50
Yum! Brands, Inc.	503	55	0.52
Zoetis, Inc.	332	55	0.54
Total		$10,263	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Value Index as of December 31, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Index
Aaron's, Inc.	2,682	$51	0.49%
ABM Industries, Inc.	1,339	51	0.48
Acuity Brands, Inc.	433	52	0.51
Advansix, Inc.	2,822	56	0.54
Agco Corp.	560	58	0.55
Alexion Pharmaceuticals, Inc.	419	66	0.63
Alliance Data Systems Corp.	650	48	0.46
Allstate Corp.	496	55	0.52
Amc Networks, Inc. — Class A	1,588	57	0.54
American Woodmark Corp.	587	55	0.53
Ameris Bancorp	1,439	55	0.52
Angiodynamics, Inc.	3,708	57	0.54
Antero Midstream Corp.	7,385	57	0.54
Anthem, Inc.	162	52	0.50
Apogee Enterprises, Inc.	1,909	60	0.58
Arcbest Corp.	1,197	51	0.49
Archrock, Inc.	6,113	53	0.51
Armada Hoffler Properties, Inc.	4,662	52	0.51
Arrow Electronics, Inc.	550	53	0.51
Asbury Automotive Group	419	61	0.58
Associated Bancorp	3,229	55	0.53
Atlas Air Worldwide Holdings	948	52	0.51
Autonation, Inc.	790	55	0.53
Avanos Medical, Inc.	1,224	56	0.54
Avista Corp.	1,375	55	0.53
Axcelis Technologies, Inc.	1,852	54	0.52
Baker Hughes Co.	2,617	55	0.52
Bank Of New York Mellon Corp.	1,287	55	0.52
Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Index (cont'd)
Big Lots, Inc.	981	$42	0.40%
Biogen, Inc.	208	51	0.49
Bio-Rad Laboratories — Class A	94	55	0.52
Bonanza Creek Energy, Inc.	2,308	45	0.43
Borgwarner, Inc.	1,333	52	0.49
Boston Private Financial Holding	6,809	58	0.55
Boyd Gaming Corp.	1,319	57	0.54
Brandywine Realty Trust	4,511	54	0.51
Bristow Group, Inc.	655	17	0.16
Caci International, Inc. — Class A	214	53	0.51
Cardinal Health, Inc.	925	50	0.47
Cardtronics PLC — Class A	2,047	72	0.69
Centene Corp.	806	48	0.46
Central Garden & Pet Co.	1,423	52	0.49
Centurylink, Inc.	4,902	48	0.46
Chuy's Holdings, Inc.	2,123	56	0.54
Cigna Corp.	243	51	0.48
Citigroup, Inc.	900	55	0.53
Citizens Financial Group	1,498	54	0.51
Clearwater Paper Corp.	1,470	56	0.53
CNO Financial Group, Inc.	2,348	52	0.50
Commercial Metals Co.	2,524	52	0.50
Computer Programs & Systems	1,839	49	0.47
Cooper Tire & Rubber	1,288	52	0.50
Corecivic, Inc.	6,737	44	0.42
Cousins Properties, Inc.	1,531	51	0.49
Crane Co.	731	57	0.54
Customers BanCorp, Inc.	2,637	48	0.46
Cvs Health Corp.	739	50	0.48
Dana, Inc.	2,884	56	0.54
Deluxe Corp.	1,980	58	0.55
Dine Brands Global, Inc.	781	45	0.43
Discovery, Inc. — Class A	1,814	55	0.52
Discovery, Inc. — Class C	2,039	53	0.51
Diversified Healthcare Trust	11,239	46	0.44
Dorian LPG Ltd.	4,870	59	0.57
DXC Technology Co.	2,304	59	0.57
Ebay, Inc.	1,002	50	0.48
Ebix, Inc.	1,507	57	0.55
Edgewell Personal Care Co.	1,475	51	0.49
El Pollo Loco Holdings, Inc.	3,205	58	0.56
Enova International, Inc.	2,261	56	0.54
Equitrans Midstream Corp.	6,363	51	0.49
Exelon Corp.	1,238	52	0.50
Fiesta Restaurant Group	3,629	41	0.40
Fifth Third Bancorp	1,936	53	0.51
First Financial Bancorp	3,075	54	0.52
First Solar, Inc.	569	56	0.54
FNB Corp.	5,613	53	0.51
Foot Locker, Inc.	1,305	53	0.51
Fresh Del Monte Produce, Inc.	2,057	50	0.47

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Index (cont'd)
Futurefuel Corp.	3,150	$40	0.38%
General Dynamics Corp.	336	50	0.48
Genworth Financial, Inc. — Class A	11,070	42	0.40
Geo Group, Inc. (The)	5,323	47	0.45
G-Iii Apparel Group Ltd.	2,362	56	0.54
GMS, Inc.	1,702	52	0.50
Goldman Sachs Group, Inc.	217	57	0.55
Graham Holdings Co. — Class B	114	61	0.58
Greenbrier Companies, Inc.	1,524	55	0.53
Griffon Corp.	2,587	53	0.50
Group 1 Automotive, Inc.	412	54	0.52
HB Fuller Co.	981	51	0.49
Hanesbrands, Inc.	3,661	53	0.51
Hanmi Financial Corporation	3,976	45	0.43
Hartford Financial Services Group, Inc. (The)	1,132	55	0.53
Hawkins, Inc.	1,009	53	0.51
Herman Miller, Inc.	1,395	47	0.45
Hewlett Packard Enterprise	4,468	53	0.51
Hibbett Sports, Inc.	1,184	55	0.52
Highwoods Properties, Inc.	1,319	52	0.50
Hill-Rom Holdings, Inc.	535	52	0.50
Hologic, Inc.	726	53	0.51
Hope Bancorp, Inc.	5,215	57	0.54
Huntington Ingalls Industries	315	54	0.51
Ichor Holdings Ltd.	1,498	45	0.43
Ingredion, Inc.	666	52	0.50
Insight Enterprises, Inc.	714	54	0.52
Integer Holdings Corp.	688	56	0.53
Intel Corp.	314	16	0.15
Interface, Inc.	6,113	64	0.61
Intl Business Machines Corp.	413	52	0.50
Invesco Ltd.	3,071	54	0.51
Istar, Inc.	3,648	54	0.52
J2 Global, Inc.	560	55	0.52
Jack In The Box, Inc.	553	51	0.49
Juniper Networks, Inc.	724	16	0.16
KB Home	1,533	51	0.49
Kelly Services, Inc. — Class A	2,421	50	0.48
Kimco Realty Corp.	3,413	51	0.49
Knight-Swift Transportation	1,242	52	0.50
Koppers Holdings, Inc.	1,843	57	0.55
Lannett Co, Inc.	7,588	49	0.47
Lennar Corp. — Class A	723	55	0.53
Lexington Realty Trust	5,061	54	0.51
LTC Properties, Inc.	1,372	53	0.51
M/I Homes, Inc.	1,202	53	0.51
Mastec, Inc.	881	60	0.57
MDU Resources Group, Inc.	2,062	54	0.52
Megalith Financial Acquisition — Class A	290	4	0.04
Meridian Bioscience, Inc.	2,709	51	0.48
Meritage Homes Corp.	604	50	0.48
Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Index (cont'd)
Meritor, Inc.	1,887	$53	0.50%
Methode Electronics, Inc.	1,441	55	0.53
Metlife, Inc.	1,079	51	0.48
Mgic Investment Corp.	4,198	53	0.50
Michaels Cos, Inc. (The)	5,022	65	0.63
Minerals Technologies, Inc.	824	51	0.49
Molson Coors Beverage Co. — Class B	1,137	51	0.49
Mr Cooper Group, Inc.	1,919	60	0.57
Mueller Industries, Inc.	1,566	55	0.53
MYR Group, Inc.	970	58	0.56
National Presto Inds, Inc.	183	16	0.15
Navient Corp.	5,307	52	0.50
Netgear, Inc.	1,529	62	0.59
Netscout Systems, Inc.	652	18	0.17
Nortonlifelock, Inc.	2,769	58	0.55
NRG Energy, Inc.	1,532	58	0.55
ODP Corp. (The)	1,860	54	0.52
Office Properties Income Trust	2,240	51	0.49
O-I Glass, Inc.	4,318	51	0.49
Oracle Corp.	265	17	0.16
Orthofix Medical, Inc.	1,422	61	0.58
Oshkosh Corp.	637	55	0.52
Owens & Minor, Inc.	2,046	55	0.53
People's United Financial	3,981	51	0.49
Photronics, Inc.	4,236	47	0.45
Powell Industries, Inc.	1,289	38	0.36
PPL Corp.	1,804	51	0.49
Preferred Bank	1,347	68	0.65
Prestige Consumer Healthcare	1,446	50	0.48
Pr, Inc.ipal Financial Group	1,012	50	0.48
Progress Software Corp.	1,263	57	0.55
QEP Resources, Inc.	29,246	70	0.67
Quidel Corp.	259	46	0.44
Quinstreet, Inc.	2,834	61	0.58
Ready Capital Corp.	3,856	48	0.46
Renewable Energy Group, Inc.	863	61	0.58
Resources Connection, Inc.	3,898	49	0.47
RPT Realty	6,659	58	0.55
Sabra Health Care REIT, Inc.	2,989	52	0.50
Sanmina Corp.	1,581	50	0.48
Seneca Foods Corp. — Class A	734	29	0.28
Simmons First National Corp. — Class A	2,524	55	0.52
Skywest, Inc.	1,158	47	0.45
Smart Global Holdings, Inc.	1,606	60	0.58
Spartannash Co.	2,667	46	0.44
Stonex Group, Inc.	825	48	0.46
Suncoke Energy, Inc.	10,569	46	0.44
Sykes Enterprises, Inc.	1,346	51	0.49
Syneos Health, Inc.	824	56	0.54
Synnex Corp.	671	55	0.52
Teradata Corp.	2,399	54	0.52

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Index (cont'd)
Timken Co.	709	$55	0.52%
TTM Technologies	3,905	54	0.52
Tyson Foods, Inc. — Class A	779	50	0.48
UGI Corp.	1,425	50	0.48
Ultra Clean Holdings, Inc.	1,541	48	0.46
United Natural Foods, Inc.	2,967	47	0.45
United Therapeutics Corp.	392	60	0.57
Unum Group	2,257	52	0.51
Vera Bradley, Inc.	6,308	50	0.48
Veritiv Corp.	2,512	52	0.51
Viatris, Inc.	3,006	56	0.54
Vista Outdoor, Inc.	2,542	60	0.58
Wabtec Corp.	709	52	0.51
Waddell & Reed Financial — Class A	3,026	77	0.74
Warrior Met Coal, Inc.	2,776	59	0.57
Weingarten Realty Investors	2,366	51	0.49
Westrock Co.	1,184	52	0.49
Whitestone REIT	6,308	50	0.48
World Fuel Services Corp.	1,774	55	0.53
World Wrestling Entertainment — Class A	1,157	56	0.53
Total		$10,444	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Growth Index as of December 31, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Growth Index
Abiomed, Inc.	390	$126	1.15%
Adobe, Inc.	218	109	0.98
Advanced Micro Devices	1,129	104	0.93
Air Products & Chemicals, Inc.	369	101	0.91
Alaska Air Group, Inc.	2,054	107	0.96
Albemarle Corp.	770	114	1.02
Align Technology, Inc.	209	112	1.01
Amazon.com, Inc.	32	106	0.95
American Express Co.	872	105	0.95
American Tower Corp.	444	100	0.90
American Water Works Co., Inc.	678	104	0.94
Ansys, Inc.	307	112	1.01
Aon PLC — Class A	497	105	0.95
Apache Corp.	8,457	120	1.08
Arthur J Gallagher & Co.	896	111	1.00
Autodesk, Inc.	375	114	1.03
Ball Corp	1,081	101	0.91
Blackrock, Inc.	146	106	0.95
Boeing Co. (The)	491	105	0.95
Brown-Forman Corp. — Class B	1,282	102	0.92
Cadence Design Systems, Inc.	905	123	1.11
Catalent, Inc.	1,092	114	1.03
Chipotle Mexican Grill, Inc.	79	110	0.99
Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Growth Index (cont'd)
Cintas Corp.	291	$103	0.93%
CME Group, Inc.	584	106	0.96
CMS Energy Corp.	1,701	104	0.94
Colgate-Palmolive Co.	1,213	104	0.94
Conocophillips	2,664	107	0.96
Copart, Inc.	908	116	1.04
Costco Wholesale Corp.	270	102	0.92
Crown Castle International Corp.	613	98	0.88
Delta Air Lines, Inc.	2,618	105	0.95
Dexcom, Inc.	319	118	1.06
Ecolab, Inc.	467	101	0.91
Edwards Lifesciences Corp.	1,247	114	1.03
Equinix, Inc.	147	105	0.95
Estee Lauder Companies — Class A	423	113	1.02
ETSY, Inc.	676	120	1.09
Eversource Energy	1,186	103	0.93
Expedia Group, Inc.	829	110	0.99
Fastenal Co.	2,156	105	0.95
First Republic Bank	796	117	1.06
Halliburton Co.	6,141	116	1.05
Hess Corp.	2,190	116	1.04
Hilton Worldwide Holdings, Inc.	998	111	1.00
Host Hotels & Resorts, Inc.	7,210	105	0.95
IDEX Corp.	536	107	0.96
IDEXX Laboratories, Inc.	224	112	1.01
Illinois Tool Works	498	102	0.92
Illumina, Inc.	313	116	1.04
Incyte Corp.	1,225	107	0.96
Intercontinental Exchange, Inc.	976	113	1.02
Intuit, Inc.	293	111	1.00
Intuitive Surgical, Inc.	143	117	1.05
Las Vegas Sands Corp.	1,848	110	0.99
Linde PLC	406	107	0.96
Live Nation Entertainment, Inc.	1,536	113	1.02
Marketaxess Holdings, Inc.	191	109	0.98
Marriott International — Class A	814	107	0.97
Marsh & Mclennan Co.	899	105	0.95
Mastercard, Inc. — A	309	110	0.99
Mccormick & Co.	1,117	107	0.96
Mettler-Toledo International	90	103	0.93
Monster Beverage Corp.	1,207	112	1.01
Moody's Corp.	375	109	0.98
MSCI, Inc.	252	113	1.02
Nasdaq, Inc.	805	107	0.96
Netflix, Inc.	207	112	1.01
Nextera Energy, Inc.	1,411	109	0.98
Nike, Inc. — Class B	772	109	0.99
Nisource, Inc.	4,272	98	0.88
NOV, Inc.	8,237	113	1.02
NVIDIA Corp.	195	102	0.92
Old Dominion Freight Line	496	97	0.87

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Growth Index (cont'd)
Paycom Software, Inc.	252	$114	1.03%
Paypal Holdings, Inc.	483	113	1.02
Resmed, Inc.	494	105	0.95
Rollins, Inc.	2,727	107	0.96
Roper Technologies, Inc.	247	106	0.96
S&P Global, Inc.	313	103	0.93
Salesforce.Com, Inc.	433	96	0.87
SBA Communications Corp.	362	102	0.92
Servicenow, Inc.	194	107	0.96
Sherwin-Williams Co. (The)	141	103	0.93
Southwest Airlines Co.	2,213	103	0.93
Starbucks Corp.	1,059	113	1.02
Synopsys, Inc.	455	118	1.06
Take-Two Interactive Softwre	581	121	1.09
Transdigm Group, Inc.	176	109	0.98
Twitter, Inc.	2,242	121	1.09
Tyler Technologies, Inc.	242	106	0.95
Under Armour, Inc. — Class A	6,325	109	0.98
Verisk Analytics, Inc.	523	109	0.98
VF Corp.	1,234	105	0.95
Visa, Inc. — Class A	495	108	0.98
Vornado Realty Trust	2,662	99	0.90
Walt Disney Co. (The)	700	127	1.14
Wec Energy Group, Inc.	1,094	101	0.91
West Pharmaceutical Services	385	109	0.98
Wynn Resorts Ltd.	1,022	115	1.04
Xylem, Inc.	1,078	110	0.99
Zoetis, Inc.	648	107	0.97
Total		$11,093	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Low Vol Index as of December 31, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Low Vol Index
3M Co.	617	$108	1.06%
Abbott Laboratories	970	106	1.05
Accenture PLC — Class A	417	109	1.08
Adobe, Inc.	220	110	1.08
Air Products & Chemicals, Inc.	372	102	1.00
Akamai Technologies, Inc.	1,010	106	1.05
Alexandria Real Estate Equities, Inc.	626	112	1.10
Alphabet, Inc. — Class A	59	103	1.01
Alphabet, Inc. — Class C	59	103	1.01
Ameren Corporation	1,341	105	1.03
American Tower Corp.	446	100	0.99
Amerisourcebergen Corp.	1,030	101	0.99
Aon PLC — Class A	500	106	1.04
Arthur J Gallagher & Co.	902	112	1.10
Assurant, Inc.	801	109	1.08
Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Low Vol Index (cont'd)
Atmos Energy Corp.	1,089	$104	1.03%
Automatic Data Processing	603	106	1.05
Autozone, Inc.	90	107	1.06
Ball Corp.	1,087	101	1.00
Baxter International, Inc.	1,394	112	1.10
Berkshire Hathaway, Inc. — Class B	458	106	1.05
CH Robinson Worldwide, Inc.	1,122	105	1.04
Cerner Corp.	1,397	110	1.08
Chevron Corp.	1,204	102	1.00
CME Group, Inc.	588	107	1.06
CMS Energy Corp.	1,711	104	1.03
Coca-Cola Co. (The)	2,023	111	1.09
Colgate-Palmolive Co.	1,220	104	1.03
Comcast Corp. — Class A	2,063	108	1.07
Costco Wholesale Corp.	272	102	1.01
Crown Castle International Corp.	616	98	0.97
Danaher Corp.	468	104	1.03
Dollar General Corp.	479	101	0.99
Dominion Energy, Inc.	1,313	99	0.97
Duke Realty Corp.	2,727	109	1.08
Eli Lilly & Co.	723	122	1.20
Expeditors International Wash, Inc.	1,173	112	1.10
Extra Space Storage, Inc.	926	107	1.06
Fidelity National Information Services, Inc.	700	99	0.98
Fiserv, Inc.	909	104	1.02
FMC Corp.	885	102	1.00
Garmin Ltd.	879	105	1.04
Genuine Parts Co.	1,035	104	1.03
Home Depot, Inc.	381	101	1.00
Honeywell International, Inc.	510	109	1.07
IDEX Corp.	539	107	1.06
Illinois Tool Works	501	102	1.01
Intercontinental Exchange, Inc.	982	113	1.12
Intuit, Inc.	295	112	1.11
Jack Henry & Associates, Inc.	652	106	1.04
Johnson & Johnson	714	112	1.11
Kansas City Southern	563	115	1.13
Kimberly-Clark Corp.	745	100	0.99
Linde PLC	408	108	1.06
Marsh & Mclennan Co.	905	106	1.04
Mcdonald's Corp.	487	105	1.03
Medtronic PLC	939	110	1.08
Merck & Co., Inc..	1,291	106	1.04
Microsoft Corp.	487	108	1.07
Nasdaq, Inc.	810	108	1.06
Nike, Inc. — Class B	777	110	1.08
Oracle Corp.	1,792	116	1.14
Otis Worldwide Corp.	1,575	106	1.05
Paychex, Inc.	1,125	105	1.03
Pepsico, Inc.	721	107	1.05
Pool Corp.	298	111	1.10
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Low Vol Index (cont'd)
Procter & Gamble Co. (The)	755	$105	1.04%
Progressive Corp.	1,181	117	1.15
Public Storage	467	108	1.06
Republic Services, Inc.	1,084	104	1.03
Roper Technologies, Inc.	248	107	1.06
Ross Stores, Inc.	944	116	1.14
S&P Global, Inc.	315	104	1.02
Sherwin-Williams Co. (The)	142	104	1.03
Starbucks Corp.	1,065	114	1.12
Steris PLC	543	103	1.01
Stryker Corp.	456	112	1.10
Texas Instruments, Inc.	644	106	1.04
Thermo Fisher Scientific, Inc.	223	104	1.03
TJX Companies, Inc.	1,622	111	1.09
T-Mobile US, Inc.	787	106	1.05
Tractor Supply Company	754	106	1.05
Travelers Co., Inc. (The)	789	111	1.09
Tyler Technologies, Inc.	244	106	1.05
Union Pacific Corp.	520	108	1.07
Verisign, Inc.	524	113	1.12
Verisk Analytics, Inc.	526	109	1.08
Visa, Inc. — Class A	498	109	1.08
Vulcan Materials Co.	734	109	1.07
Waste Management, Inc.	880	104	1.02
Wec Energy Group, Inc.	1,101	101	1.00
Williams Co., Inc.	5,037	101	1.00
Wr Berkley Corp.	1,559	104	1.02
Xcel Energy, Inc.	1,539	103	1.01
Zoetis, Inc.	652	108	1.06
Total		$10,143	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Value Index as of December 31, 2020:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Value Index
Aflac, Inc.	2,504	$111	0.97%
Alexion Pharmaceuticals, Inc.	916	143	1.24
Allstate Corp.	696	77	0.67
Amcor PLC	9,707	114	1.00
Anthem, Inc.	357	114	1.00
Archer-Daniels-Midland Co.	2,234	113	0.97
AT&T, Inc.	2,515	72	0.63
Baker Hughes Co.	5,820	121	1.06
Bank of New York Mellon Corp.	2,836	120	1.05
Best Buy Co, Inc.	1,028	103	0.90
Biogen, Inc.	460	113	0.99
Borgwarner, Inc.	2,891	112	0.98
Boston Properties, Inc.	1,121	106	0.93
Cabot Oil & Gas Corp.	4,178	68	0.59
Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Value Index (cont'd)
Cardinal Health, Inc.	2,072	$111	0.97%
CBRE Group, Inc. — Class A	1,816	114	1.00
Centene Corp.	1,780	107	0.93
Centerpoint Energy, Inc.	4,902	106	0.93
Centurylink, Inc.	10,609	103	0.90
Cigna Corp.	539	112	0.98
Cisco Systems, Inc.	2,571	115	1.01
Citigroup, Inc.	2,018	124	1.09
Citizens Financial Group	3,329	119	1.04
Cummins, Inc.	486	110	0.96
CVS Health Corp.	1,657	113	0.99
Discovery, Inc. — Class A	4,044	122	1.06
Discovery, Inc. — Class C	4,539	119	1.04
Dr Horton, Inc.	1,553	107	0.94
DXC Technology Co.	5,055	130	1.14
Eastman Chemical Co.	1,133	114	0.99
Everest RE Group Ltd.	485	114	0.99
Exelon Corp.	2,713	115	1.00
Exxon Mobil Corp.	1,886	78	0.68
Fifth Third BanCorp	4,272	118	1.03
Firstenergy Corp.	4,119	126	1.10
Ford Motor Co.	12,113	106	0.93
General Dynamics Corp.	738	110	0.96
General Motors Co.	2,505	104	0.91
Hanesbrands, Inc.	7,915	115	1.01
Hartford Financial Services Group	2,464	121	1.05
Hewlett Packard Enterprise	9,993	118	1.04
HP, Inc.	5,001	123	1.08
Humana, Inc.	276	113	0.99
Huntington Ingalls Industries	681	116	1.01
Intel Corp.	2,258	113	0.98
International Paper Co.	2,245	112	0.98
Interpublic Group of Co., Inc.	4,911	116	1.01
International Business Machines Corp.	909	114	1.00
Invesco Ltd.	6,800	119	1.04
Iron Mountain, Inc.	4,109	121	1.06
Jacobs Engineering Group, Inc.	668	73	0.64
Johnson Controls Internation	2,419	113	0.99
Juniper Networks, Inc.	5,113	115	1.01
Kimco Realty Corp.	7,562	114	0.99
Kinder Morgan, Inc.	5,150	70	0.62
Kraft Heinz Co. (The)	3,377	117	1.02
Kroger Co.	3,391	108	0.94
L3Harris Technologies, Inc.	583	110	0.96
Laboratory Corp. of America Holdings	556	113	0.99
Leidos Holdings, Inc.	1,101	116	1.01
Lennar Corp. — Class A	1,528	117	1.02
Lincoln National Corp.	2,243	113	0.99
LKQ Corp.	3,097	109	0.95
Lockheed Martin Corp.	307	109	0.95
Lyondellbasell Industries — Class A	1,305	120	1.05

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Value Index (cont'd)
Metlife, Inc.	2,386	$112	0.98%
Micron Technology, Inc.	1,669	125	1.10
Mohawk Industries, Inc.	883	124	1.09
Molson Coors Beverage Co. — Class B	2,420	109	0.96
Netapp, Inc.	2,067	137	1.20
Newell Brands, Inc.	5,220	111	0.97
Newmont Corp.	1,859	111	0.97
Nielsen Holdings PLC	6,939	145	1.27
Northrop Grumman Corp.	241	73	0.64
NRG Energy, Inc.	3,355	126	1.10
Oneok, Inc.	3,069	118	1.03
Paccar, Inc.	1,282	111	0.97
Perrigo Co. PLC	2,310	103	0.90
PPL Corp.	3,947	111	0.97
Principal Financial Group	2,256	112	0.98
Pultegroup, Inc.	2,624	113	0.99
Quanta Services, Inc.	1,600	115	1.01
Quest Diagnostics, Inc.	891	106	0.93
Seagate Technology	1,856	115	1.01
Simon Property Group, Inc.	1,317	112	0.98
Sl Green Realty Corp.	1,911	114	1.00
Snap-On, Inc.	637	109	0.95
Textron, Inc.	2,453	119	1.04
Tyson Foods, Inc. — Class A	1,677	108	0.94
United Rentals, Inc.	479	111	0.97
Universal Health Services — Class B	855	118	1.03
Unum Group	4,977	114	1.00
Viacomcbs, Inc. — Class B	3,078	115	1.00
Viatris, Inc.	6,580	123	1.08
Vontier Corp.	3,392	113	0.99
Wabtec Corp.	1,548	113	0.99
Walgreens Boots Alliance, Inc.	2,910	116	1.01
Western Digital Corp.	2,368	131	1.15
Western Union Co.	4,952	109	0.95
Westrock Co.	2,597	113	0.99
Whirlpool Corp.	578	104	0.91
Xerox Holdings Corp.	5,051	117	1.02
Total		$11,438	100.00%

@  Value is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

BIST  Borsa Istanbul Stock Exchange.

BTP  Buoni del Tesoro Poliennali.

CAC  Cotation Assistée en Continu.

CPI  Consumer Price Index.

FTSE  Financial Times Stock Exchange.

IBEX  Índice Bursátil Español.

KORIBOR  Korea Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

MIB  Milano Indice di Borsa.

NYMEX  New York Mercantile Exchange.

SGX  Singapore Exchange Ltd.

TIIE  Interbank Equilibrium Interest Rate.

TSE  Toronto Stock Exchange.

WTI  West Texas Intermediate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

CNH  — Chinese Yuan Renminbi Offshore

CNY  — Chinese Yuan Renminbi

COP  — Colombian Peso

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PEN  — Peruvian Nuevo Sol

PLN  — Polish Zloty

RON  — Romanian New Leu

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	41.3%
Fixed Income Securities	38.7
Short-Term Investments	15.9
Other*	4.1
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with a value of approximately $34,298,000 and net unrealized appreciation of approximately $54,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $194,000. Also does not include open swap agreements with net unrealized appreciation of approximately $2,127,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $74,802)	$89,771
Investment in Security of Affiliated Issuer, at Value (Cost $15,117)	15,117
Total Investments in Securities, at Value (Cost $89,919)	104,888
Foreign Currency, at Value (Cost $283)	2,091
Cash	16
Unrealized Appreciation on Swap Agreements	1,999
Receivable for Investments Sold	1,402
Due from Broker	1,055
Receivable for Variation Margin on Futures Contracts	1,003
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	388
Interest Receivable	269
Receivable for Swap Agreements Termination	63
Tax Reclaim Receivable	59
Dividends Receivable	50
Receivable for Variation Margin on Swap Agreements	10
Receivable for Fund Shares Sold	1
Receivable from Affiliate	—	@
Other Assets	12
Total Assets	113,306
Liabilities:
Payable for Investments Purchased	6,182
Due to Broker	1,540
Unrealized Depreciation on Swap Agreements	329
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	194
Payable for Fund Shares Redeemed	89
Payable for Custodian Fees	64
Payable for Professional Fees	38
Payable for Servicing Fees	35
Payable for Advisory Fees	7
Payable for Administration Fees	7
Payable for Transfer Agency Fees	3
Deferred Capital Gain Country Tax	2
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	48
Total Liabilities	8,539
NET ASSETS	$104,767
Net Assets Consist of:
Paid-in-Capital	$85,054
Total Distributable Earnings	19,713
Net Assets	$104,767
CLASS I:
Net Assets	$88,563
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,056,526 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.99
CLASS II:
Net Assets	$16,204
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,482,732 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.93

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$857
Dividends from Securities of Unaffiliated Issuers (Net of $29 of Foreign Taxes Withheld)	825
Dividends from Security of Affiliated Issuer (Note H)	31
Total Investment Income	1,713
Expenses:
Advisory Fees (Note B)	725
Custodian Fees (Note G)	219
Professional Fees	211
Servicing Fees (Note D)	149
Pricing Fees	91
Administration Fees (Note C)	77
Distribution Fees — Class II Shares (Note E)	37
Shareholder Reporting Fees	35
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	6
Other Expenses	16
Total Expenses	1,577
Waiver of Advisory Fees (Note B)	(671)
Waiver of Distribution Fees — Class II Shares (Note E)	(22)
Rebate from Morgan Stanley Affiliate (Note H)	(18)
Net Expenses	866
Net Investment Income	847
Realized Gain (Loss):
Investments Sold (Net of $1 of Capital Gain Country Tax)	4,841
Foreign Currency Forward Exchange Contracts	(84)
Foreign Currency Translation	67
Futures Contracts	(487)
Swap Agreements	(216)
Net Realized Gain	4,121
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1)	3,315
Foreign Currency Forward Exchange Contracts	143
Foreign Currency Translation	10
Futures Contracts	(33)
Swap Agreements	1,325
Net Change in Unrealized Appreciation (Depreciation)	4,760
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,881
Net Increase in Net Assets Resulting from Operations	$9,728

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$847	$1,638
Net Realized Gain	4,121	5,537
Net Change in Unrealized Appreciation (Depreciation)	4,760	10,258
Net Increase in Net Assets Resulting from Operations	9,728	17,433
Dividends and Distributions to Shareholders:
Class I	(7,322)	(5,415)
Class II	(1,336)	(1,033)
Total Dividends and Distributions to Shareholders	(8,658)	(6,448)
Capital Share Transactions:(1)
Class I:
Subscribed	3,399	2,208
Distributions Reinvested	7,322	5,415
Redeemed	(12,642)	(14,962)
Class II:
Subscribed	474	319
Distributions Reinvested	1,336	1,033
Redeemed	(2,356)	(3,415)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,467)	(9,402)
Total Increase (Decrease) in Net Assets	(1,397)	1,583
Net Assets:
Beginning of Period	106,164	104,581
End of Period	$104,767	$106,164
(1) Capital Share Transactions:
Class I:
Shares Subscribed	329	211
Shares Issued on Distributions Reinvested	778	521
Shares Redeemed	(1,260)	(1,427)
Net Decrease in Class I Shares Outstanding	(153)	(695)
Class II:
Shares Subscribed	48	31
Shares Issued on Distributions Reinvested	143	100
Shares Redeemed	(237)	(328)
Net Decrease in Class II Shares Outstanding	(46)	(197)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$10.91		$9.85		$11.17		$9.87		$9.39
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.16		0.16		0.20		0.15
Net Realized and Unrealized Gain (Loss)	0.95		1.56		(0.86)		1.38		0.37
Total from Investment Operations	1.04		1.72		(0.70)		1.58		0.52
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.20)		(0.13)		(0.12)		—
Net Realized Gain	(0.80)		(0.46)		(0.49)		(0.16)		(0.04)
Total Distributions	(0.96)		(0.66)		(0.62)		(0.28)		(0.04)
Net Asset Value, End of Period	$10.99		$10.91		$9.85		$11.17		$9.87
Total Return(3)	10.92%		17.77%		(6.50)%		16.11%		5.58%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$88,563		$89,575		$87,675		$107,015		$104,197
Ratio of Expenses Before Expense Limitation	1.59%		1.49%		1.44%		1.42%		1.43%
Ratio of Expenses After Expense Limitation	0.88	%(4)	0.88	%(4)	0.89	%(4)	0.88	%(4)	0.88	%(4)
Ratio of Net Investment Income	0.89	%(4)	1.55	%(4)	1.48	%(4)	1.85	%(4)	1.54	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	114%		124%		85%		99%		105%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Consolidated Financial Highlights

Global Strategist Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$10.85		$9.79		$11.11		$9.82		$9.35
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.08		0.15		0.15		0.18		0.14
Net Realized and Unrealized Gain (Loss)	0.94		1.56		(0.86)		1.38		0.37
Total from Investment Operations	1.02		1.71		(0.71)		1.56		0.51
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.19)		(0.12)		(0.11)		—
Net Realized Gain	(0.80)		(0.46)		(0.49)		(0.16)		(0.04)
Total Distributions	(0.94)		(0.65)		(0.61)		(0.27)		(0.04)
Net Asset Value, End of Period	$10.93		$10.85		$9.79		$11.11		$9.82
Total Return(3)	10.85%		17.74%		(6.65)%		15.96%		5.49%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,204		$16,589		$16,906		$21,700		$21,861
Ratio of Expenses Before Expense Limitation	1.84%		1.74%		1.69%		1.67%		1.68%
Ratio of Expenses After Expense Limitation	0.98	%(4)	0.98	%(4)	0.99	%(4)	0.98	%(4)	0.98	%(4)
Ratio of Net Investment Income	0.79	%(4)	1.45	%(4)	1.38	%(4)	1.75	%(4)	1.44	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	114%		124%		85%		99%		105%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks total return and offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other IBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of December 31, 2020, the Subsidiary represented approximately $9,122,000 or approximately 8.71% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day,

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$18	$—	$18
Agency Fixed Rate Mortgages	—	2,845	—	2,845
Asset-Backed Securities	—	460	—	460
Commercial Mortgage- Backed Securities	—	648	—	648
Corporate Bonds	—	12,158	—	12,158
Mortgages - Other	—	662	—	662
Sovereign	—	20,206	—	20,206
Supranational	—	1,026	—	1,026
U.S. Treasury Securities	—	2,517	—	2,517
Total Fixed Income Securities	—	40,540	—	40,540
Common Stocks
Aerospace & Defense	342	106	—	448
Air Freight & Logistics	383	82	—	465
Airlines	341	7	—	348
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Auto Components	$147	$279	$—		$426
Automobiles	240	1,013	—		1,253
Banks	1,309	741	—		2,050
Beverages	230	245	—		475
Biotechnology	539	87	—		626
Building Products	202	100	—		302
Capital Markets	984	264	—		1,248
Chemicals	215	304	—		519
Commercial Banks	—	2	—		2
Commercial Services & Supplies	204	25	—		229
Communications Equipment	248	54	—		302
Construction & Engineering	2	87	—		89
Construction Materials	123	51	—		174
Consumer Finance	424	1	—		425
Containers & Packaging	60	16	—		76
Diversified Financial Services	188	94	—		282
Diversified Telecommunication Services	619	131	—		750
Electric Utilities	427	171	—		598
Electrical Equipment	91	251	—		342
Electronic Equipment, Instruments & Components	113	26	—		139
Energy Equipment & Services	165	7	—	†	172	†
Entertainment	263	33	—		296
Equity Real Estate Investment Trusts (REITs)	1,006	87	—		1,093
Food & Staples Retailing	654	128	—		782
Food Products	137	427	—		564
Gas Utilities	10	17	—		27
Health Care Equipment & Supplies	1,174	142	—		1,316
Health Care Providers & Services	1,323	32	—		1,355
Health Care Technology	42	—	—		42
Hotels, Restaurants & Leisure	1,634	456	—		2,090
Household Durables	272	59	—		331
Household Products	556	120	—		676
Independent Power & Renewable Electricity Producers	9	14	—		23
Industrial Conglomerates	509	77	—		586
Information Technology Services	1,905	44	—		1,949
Insurance	135	487	—		622

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$1,922	$10		$—		$1,932
Internet & Direct Marketing Retail	1,887	—		—		1,887
Life Sciences Tools & Services	216	97		—		313
Machinery	301	279		—		580
Marine	—	50		—		50
Media	472	46		—		518
Metals & Mining	1,742	630		—		2,372
Multi-Line Retail	155	52		—		207
Multi-Utilities	247	105		—		352
Oil, Gas & Consumable Fuels	585	372		—		957
Paper & Forest Products	10	34		—		44
Personal Products	170	174		—		344
Pharmaceuticals	1,120	1,078		—		2,198
Professional Services	90	137		—		227
Real Estate Management & Development	3	15		—		18
Road & Rail	470	—	@	—		470
Semiconductors & Semiconductor Equipment	764	180		—		944
Software	1,881	86		—		1,967
Specialty Retail	859	62		—		921
Tech Hardware, Storage & Peripherals	2,267	—		—		2,267
Textiles, Apparel & Luxury Goods	426	288		—		714
Thrifts & Mortgage Finance	14	—		—		14
Tobacco	167	135		—		302
Trading Companies & Distributors	23	78		—		101
Transportation Infrastructure	—	44		—		44
Water Utilities	—	19		—		19
Wireless Telecommunication Services	18	54		—		72
Total Common Stocks	33,034	10,292		—	†	43,326	†
Right	1	—		—		1
Warrants	1	—		—		1
Investment Company	4,342	—		—		4,342
Short-Term Investments
Investment Company	15,117	—		—		15,117
U.S. Treasury Security	—	1,561		—		1,561
Total Short-Term Investments	15,117	1,561		—		16,678
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Foreign Currency Forward Exchange Contracts	$—	$388	$—		$388
Futures Contracts	205	—	—		205
Interest Rate Swap Agreements	—	476	—		476
Total Return Swap Agreements	—	1,980	—		1,980
Total Assets	52,700	55,237	—	†	107,937 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(194)	—		(194)
Futures Contracts	(151)	—	—		(151)
Total Return Swap Agreements	—	(329)	—		(329)
Total Liabilities	(151)	(523)	—		(674)
Total	$52,549	$54,714	$—	†	$107,263 †

@  Value is less than $500.

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$—

†  Includes a security valued at zero.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is included in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$388
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	16	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	122	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	67	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	457	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	1,980
Swap Agreement	Unrealized Appreciation on Swap Agreement	Interest Rate Risk	19
Total			$3,049
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(194)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(108	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(43	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(329)
Total			$(674)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(84)
Commodity Risk	Futures Contracts	448
Equity Risk	Futures Contracts	(368)
Interest Rate Risk	Futures Contracts	(567)
Credit Risk	Swap Agreements	5
Equity Risk	Swap Agreements	(221)
Interest Rate Risk	Swap Agreements	— @
Total		$(787)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$143
Commodity Risk	Futures Contracts	(56)
Equity Risk	Futures Contracts	32
Interest Rate Risk	Futures Contracts	(9)
Equity Risk	Swap Agreements	905
Credit Risk	Swap Agreements	7
Interest Rate Risk	Swap Agreements	413
Total		$1,435

@  Value is less than $500.

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$388	$(194)
Swap Agreements	1,999	(329)
Total	$2,387	$(523)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$32		$(2)	$—	$30
Bank of Montreal	—	@	—	—	—	@
Barclays Bank PLC	8		(8)	—	0
BNP Paribas SA	1,324		(4)	(1,280)	40
Citibank NA	12		(— @)	—	12
Goldman Sachs International	72		(58)	—	14
JPMorgan Chase Bank NA	924		(340)	(260)	324
Royal Bank of Canada	1		—	—	1
State Street Bank and Trust Co.	—	@	(— @)	—	0
UBS AG	14		(14)	—	0
Total	$2,387		$(426)	$(1,540)	$421
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$2		$(2)	$—	$0
Barclays Bank PLC	57		(8)	—	49
BNP Paribas SA	4		(4)	—	0
Citibank NA	—	@	(— @)	—	0
Commonwealth Bank of Australia	—	@	—	—	—	@
Credit Suisse International	—	@	—	—	—	@
Goldman Sachs International	58		(58)	—	0
JPMorgan Chase Bank NA	340		(340)	—	0
State Street Bank and Trust Co.	9		(— @)	—	9
UBS AG	53		(14)	—	39
Total	$523		$(426)	$—	$97

@  Value is less than $500.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$32,492,000
Futures Contracts:
Average monthly notional value	$34,505,000
Swap Agreements:
Average monthly notional amount	$14,425,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.04% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares and 1.00% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $671,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2020, this waiver amounted to approximately $22,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $56,454,000 and $67,330,000, respectively. For the year ended December 31, 2020, purchases and sales of long-term U.S. Government securities were approximately $38,674,000 and $39,626,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government

Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $18,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$12,137	$71,892	$68,912	$31
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$15,117

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,575	$4,083	$1,951	$4,497

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to an adjustment to prior period equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)		Paid-in Capital (000)
$—	@	$	(—	@)

@  Amount is less than $500.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,053	$1,501

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 73.8%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

M. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Consolidated Financial Statements (cont'd)

and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Global Strategist Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2021

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 9.20% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $4,083,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
3386945 EXP 02.28.22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Growth Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Liquidity Risk Management Program	23
Federal Tax Notice	24
Director and Officer Information	25

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Growth Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,429.00	$1,022.32	$3.42	$2.85	0.56%
Growth Portfolio Class II	1,000.00	1,427.00	1,021.06	4.94	4.12	0.81

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 117.31%, net of fees, and 116.76%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 38.49%.

Please keep in mind that high triple-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  U.S. equities reversed a steep sell-off caused by the COVID-19 pandemic shock, aided by massive fiscal and monetary stimulus that kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Promising vaccine news throughout the year, along with the start of vaccine distribution across the U.S. and Europe in December 2020, also helped investors look past resurgences of the virus and renewed curbs on social and business activity that have slowed the economic recovery in the short term. Political uncertainty eased after the U.S. election in November 2020, with markets taking a positive stance on a Biden administration and the prospect for additional fiscal stimulus in 2021.

•  Within the Index, consumer discretionary, information technology and communication services were the top-performing sectors for the year, while energy (the only sector with a negative return), real estate and industrials were the weakest performers.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period largely due to favorable stock selection and a small contribution from sector allocations.

•  Stock selection was the strongest across the information technology sector. A proprietary cloud-based communications platform that connects users through frictionless video, voice, chat and content sharing, was the top contributor in the sector and across the portfolio. Its shares continued to advance on solid results which significantly surpassed expectations and were characterized by strong revenue growth, customer base expansion, speed to scale in international markets, higher profit margins, traction with new products, and a raised financial outlook. The company has experienced growing use of its products by both consumers and businesses as video-based communication has become mission critical during the COVID-19 pandemic.

•  Stock selection in the health care and consumer discretionary sectors also contributed to relative outperformance. In health care, the top contributor was a provider of cloud-based software solutions to the life sciences industry. Fundamentals remain strong at the company, as it reported revenue and profitability that beat consensus estimates, driven by strong performance and increasing customer adoption of its solutions across both its platforms. Management also commented on an improving environment across its life sciences end markets and raised its financial outlook accordingly. In consumer discretionary, an online used car marketplace was the top contributor to relative outperformance in the sector. The company experienced a rebound in demand and reported better than expected unit sales and profitability, despite constrained inventory levels resulting from the company's decision to slow vehicle acquisition earlier in the pandemic. The company has benefited from the accelerating shift to buying cars online, and is working toward improving vehicle inventory levels by accelerating hiring efforts and opening additional inspection and reconditioning centers.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

Growth Portfolio

•  Given the magnitude of the Fund's outperformance relative to the benchmark, there were no meaningful sector detractors from performance. An overweight to health care was detrimental on a relative basis but was more than offset by the outperformance of our stock selection in the sector.

•  Although the information technology sector was by far the largest contributor to performance, the strength in these holdings was partly offset by weakness in a provider of cloud-based financial and human resources management software, which was the largest detractor across the portfolio.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2020
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	117.31%	34.10%	23.90%	13.49%
Russell 1000® Growth Index	38.49	21.00	17.21	9.72
Fund – Class II(4)	116.76	33.77	23.58	16.83
Russell 1000® Growth Index	38.49	21.00	17.21	12.44

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (90.3%)
Biotechnology (0.8%)
Alnylam Pharmaceuticals, Inc. (a)	27,550	$3,581
Moderna, Inc. (a)	51,507	5,381
		8,962
Entertainment (5.8%)
Netflix, Inc. (a)	22,072	11,935
Spotify Technology SA (a)	170,078	53,517
		65,452
Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	31,113	11,723
Health Care Equipment & Supplies (5.4%)
DexCom, Inc. (a)	47,909	17,713
Intuitive Surgical, Inc. (a)	52,029	42,565
		60,278
Health Care Providers & Services (1.0%)
Guardant Health, Inc. (a)	88,540	11,411
Health Care Technology (3.9%)
Agilon Health Topco, Inc. (a)(b)(c) (acquisition cost — $1,272; acquired 11/7/18)	3,363	1,982
Veeva Systems, Inc., Class A (a)	152,155	41,424
		43,406
Hotels, Restaurants & Leisure (0.6%)
Airbnb, Inc., Class A (a)	44,435	6,523
Information Technology Services (22.1%)
Adyen N.V. (Netherlands) (a)	7,114	16,530
Fastly, Inc., Class A (a)	115,935	10,129
MongoDB, Inc. (a)	30,320	10,886
Okta, Inc. (a)	105,102	26,723
Shopify, Inc., Class A (Canada) (a)	48,544	54,949
Snowflake, Inc., Class A (a)	122,988	34,609
Square, Inc., Class A (a)	259,389	56,454
Twilio, Inc., Class A (a)	113,557	38,439
		248,719
Interactive Media & Services (14.9%)
Facebook, Inc., Class A (a)	143,148	39,103
Pinterest, Inc., Class A (a)	252,837	16,662
Snap, Inc., Class A (a)	839,589	42,038
Twitter, Inc. (a)	785,894	42,556
Zillow Group, Inc., Class C (a)	207,868	26,981
		167,340
Internet & Direct Marketing Retail (10.6%)
Amazon.com, Inc. (a)	25,550	83,216
Chewy, Inc., Class A (a)	122,332	10,996
DoorDash, Inc., Class A (a)	69,307	9,894
Wayfair, Inc., Class A (a)	69,976	15,801
		119,907
Life Sciences Tools & Services (2.8%)
10X Genomics, Inc., Class A (a)	94,603	13,396
Illumina, Inc. (a)	49,337	18,254
		31,650
	Shares	Value (000)
Metals & Mining (0.1%)
Royal Gold, Inc.	11,107	$1,181
Oil, Gas & Consumable Fuels (0.2%)
Texas Pacific Land Trust	2,801	2,036
Pharmaceuticals (0.9%)
Royalty Pharma PLC, Class A	200,902	10,055
Road & Rail (4.7%)
Uber Technologies, Inc. (a)	1,046,443	53,369
Semiconductors & Semiconductor Equipment (1.5%)
NVIDIA Corp.	32,996	17,230
Software (11.2%)
Cloudflare, Inc., Class A (a)	145,954	11,091
Coupa Software, Inc. (a)	82,370	27,916
Trade Desk, Inc. (The), Class A (a)	38,956	31,204
Unity Software, Inc. (a)	66,597	10,220
Zoom Video Communications, Inc., Class A (a)	134,865	45,493
		125,924
Specialty Retail (2.8%)
Carvana Co. (a)	133,115	31,886
Total Common Stocks (Cost $513,615)		1,017,052
Preferred Stocks (1.8%)
Electronic Equipment, Instruments & Components (0.0%)
Magic Leap Series C (a)(b)(c) (acquisition cost — $1,526; acquired 12/22/15)	66,235	—
Internet & Direct Marketing Retail (1.8%)
Airbnb, Inc. Series D (a)(b) (acquisition cost — $3,074; acquired 4/16/14)	151,002	20,394
Software (0.0%)
Lookout, Inc. Series F (a)(b)(c) (acquisition cost — $1,618; acquired 6/17/14)	141,612	439
Total Preferred Stocks (Cost $6,218)		20,833
Short-Term Investment (6.5%)
Investment Company (6.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $72,673)	72,673,031	72,673
Total Investments Excluding Purchased Options (98.6%) (Cost $592,506)		1,110,558
Total Purchased Options Outstanding (0.1%) (Cost $4,218)		756
Total Investments (98.7%) (Cost $596,724) (d)(e)		1,111,314
Other Assets in Excess of Liabilities (1.3%)		14,421
Net Assets (100.0%)		$1,125,735

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

Growth Portfolio

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2020 amounts to approximately $22,815,000 and represents 2.0% of net assets.

(c)  At December 31, 2020, the Fund held fair valued securities valued at approximately $2,421,000, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  The approximate fair value and percentage of net assets, $16,530,000 and 1.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $604,310,000. The aggregate gross unrealized appreciation is approximately $522,489,000 and the aggregate gross unrealized depreciation is approximately $15,485,000, resulting in net unrealized appreciation of approximately $507,004,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.99	Sep-21	155,868,409	$155,868	$148		$944	$(796)
BNP Paribas	USD/CNH	CNH	7.64	Nov-21	178,151,986	178,152	487		967	(480)
Royal Bank of Scotland	USD/CNH	CNH	7.75	Jan-21	142,018,241	142,018	—	@	620	(620)
Royal Bank of Scotland	USD/CNH	CNH	8.06	Jul-21	175,450,794	175,451	105		931	(826)
Royal Bank of Scotland	USD/CNH	CNH	8.48	May-21	121,053,871	121,054	16		756	(740)
							$756		$4,218	$(3,462)

@  Value is less than $500.

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Information Technology Services	22.4%
Other*	20.7
Interactive Media & Services	15.1
Internet & Direct Marketing Retail	12.6
Software	11.4
Short-Term Investments	6.5
Entertainment	5.9
Health Care Equipment & Supplies	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $524,051)	$1,038,641
Investment in Security of Affiliated Issuer, at Value (Cost $72,673)	72,673
Total Investments in Securities, at Value (Cost $596,724)	1,111,314
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	26,262
Receivable for Fund Shares Sold	236
Tax Reclaim Receivable	22
Receivable from Affiliate	1
Other Assets	35
Total Assets	1,137,871
Liabilities:
Payable for Investments Purchased	5,265
Payable for Fund Shares Redeemed	4,232
Due to Broker	1,141
Payable for Advisory Fees	842
Payable for Servicing Fees	406
Payable for Distribution Fees — Class II Shares	85
Payable for Administration Fees	78
Payable for Professional Fees	18
Payable for Custodian Fees	10
Payable for Directors' Fees and Expenses	10
Payable for Transfer Agency Fees	3
Other Liabilities	46
Total Liabilities	12,136
NET ASSETS	$1,125,735
Net Assets Consist of:
Paid-in-Capital	$333,757
Total Distributable Earnings	791,978
Net Assets	$1,125,735
CLASS I:
Net Assets	$737,155
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,495,051 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$70.24
CLASS II:
Net Assets	$388,580
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,970,193 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$65.09

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Growth Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$58
Dividends from Security of Affiliated Issuer (Note H)	43
Income from Securities Loaned — Net	1
Total Investment Income	102
Expenses:
Advisory Fees (Note B)	4,174
Servicing Fees (Note D)	1,129
Distribution Fees — Class II Shares (Note E)	741
Administration Fees (Note C)	669
Professional Fees	138
Shareholder Reporting Fees	46
Custodian Fees (Note G)	27
Directors' Fees and Expenses	16
Transfer Agency Fees (Note F)	13
Pricing Fees	3
Reorganization Expense	(51)*
Other Expenses	37
Total Expenses	6,942
Waiver of Advisory Fees (Note B)	(1,432)
Rebate from Morgan Stanley Affiliate (Note H)	(45)
Net Expenses	5,465
Net Investment Loss	(5,363)
Realized Gain:
Investments Sold	289,157
Foreign Currency Translation	3
Net Realized Gain	289,160
Change in Unrealized Appreciation (Depreciation):
Investments	368,102
Foreign Currency Translation	2
Net Change in Unrealized Appreciation (Depreciation)	368,104
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	657,264
Net Increase in Net Assets Resulting from Operations	$651,901

*  Over accrual of prior year expenses.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(5,363)	$(2,479)
Net Realized Gain	289,160	100,790
Net Change in Unrealized Appreciation (Depreciation)	368,104	189
Net Increase in Net Assets Resulting from Operations	651,901	98,500
Dividends and Distributions to Shareholders:
Class I	(56,486)	(20,830)
Class II	(33,542)	(12,370)
Total Dividends and Distributions to Shareholders	(90,028)	(33,200)
Capital Share Transactions:(1)
Class I:
Subscribed	19,685	10,618
Issued due to a Tax-free Reorganization	—	245,109
Distributions Reinvested	56,486	20,830
Redeemed	(89,600)	(49,722)
Class II:
Subscribed	78,680	28,971
Issued due to a Tax-free Reorganization	—	61,369
Distributions Reinvested	33,542	12,370
Redeemed	(135,411)	(60,606)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(36,618)	268,939
Total Increase in Net Assets	525,255	334,239
Net Assets:
Beginning of Period	600,480	266,241
End of Period	$1,125,735	$600,480
(1) Capital Share Transactions:
Class I:
Shares Subscribed	388	308
Shares Issued due to a Tax-free Reorganization	—	6,914
Shares Issued on Distributions Reinvested	1,087	585
Shares Redeemed	(1,783)	(1,439)
Net Increase (Decrease) in Class I Shares Outstanding	(308)	6,368
Class II:
Shares Subscribed	1,646	913
Shares Issued due to a Tax-free Reorganization	—	1,840
Shares Issued on Distributions Reinvested	696	370
Shares Redeemed	(2,753)	(1,912)
Net Increase (Decrease) in Class II Shares Outstanding	(409)	1,211

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$35.80		$28.62		$32.38		$24.65		$29.93
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.28)		(0.14)		(0.14)		(0.13)		(0.03)
Net Realized and Unrealized Gain (Loss)	40.32		9.23		3.34		10.44		(0.57)
Total from Investment Operations	40.04		9.09		3.20		10.31		(0.60)
Distributions from and/or in Excess of:
Net Realized Gain	(5.60)		(1.91)		(6.96)		(2.58)		(4.68)
Net Asset Value, End of Period	$70.24		$35.80		$28.62		$32.38		$24.65
Total Return(3)	117.31%		31.81%		7.54%		43.15%		(1.64)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$737,155		$386,720		$126,941		$133,745		$104,504
Ratio of Expenses Before Expense Limitation	0.74%		0.78%		N/A		0.81%		0.79%
Ratio of Expenses After Expense Limitation	0.56	%(4)	0.61	%(4)(5)	0.79	%(4)	0.79	%(4)	0.76	%(4)
Ratio of Net Investment Loss	(0.55	)%(4)	(0.41	)%(4)	(0.39	)%(4)	(0.43	)%(4)	(0.11	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	55%		95%		56%		54%		39%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.03% higher and the Ratio of Net Investment Loss would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 29, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.57% for Class I shares. Prior to April 29, 2019, the maximum ratio was 0.80% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$33.51		$26.95		$30.89		$23.66		$29.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.38)		(0.21)		(0.21)		(0.19)		(0.09)
Net Realized and Unrealized Gain (Loss)	37.56		8.68		3.23		10.00		(0.57)
Total from Investment Operations	37.18		8.47		3.02		9.81		(0.66)
Distributions from and/or in Excess of:
Net Realized Gain	(5.60)		(1.91)		(6.96)		(2.58)		(4.68)
Net Asset Value, End of Period	$65.09		$33.51		$26.95		$30.89		$23.66
Total Return(3)	116.76%		31.47%		7.30%		42.82%		(1.92)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$388,580		$213,760		$139,300		$124,268		$80,081
Ratio of Expenses Before Expense Limitation	0.99%		1.03%		N/A		1.06%		1.04%
Ratio of Expenses After Expense Limitation	0.81	%(4)	0.86	%(4)(5)	1.04	%(4)	1.04	%(4)	1.01	%(4)
Ratio of Net Investment Loss	(0.80	)%(4)	(0.66	)%(4)	(0.64	)%(4)	(0.68	)%(4)	(0.36	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	55%		95%		56%		54%		39%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation would have been 0.03% higher and the Ratio of Net Investment Loss would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 29, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class II shares. Prior to April 29, 2019, the maximum ratio was 1.05% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

On April 26, 2019, the Fund acquired the net assets of Morgan Stanley Variable Investment Series Multi Cap Growth ("Multi Cap Growth"), an open-end investment company, based on the respective valuations as of the close of business on April 26, 2019, pursuant to a Plan of Reorganization approved by the shareholders of Multi Cap Growth on February 6, 2019 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 6,914,222 Class I shares of the Fund at a net asset value ("NAV") of $35.45 for 6,427,253 Class X shares of Multi Cap Growth; 1,840,161 Class II shares of the Fund at a NAV of $33.35 for 1,745,017 Class Y shares of Multi Cap Growth. The net assets of Multi Cap Growth before the Reorganization were approximately $306,479,000, including unrealized appreciation (depreciation) of approximately $84,991,000 at April 26, 2019. The investment portfolio of Multi Cap Growth, with a fair value of approximately $306,245,000 and identified cost of approximately $221,254,000, on April 26, 2019, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Multi Cap Growth was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $309,573,000. Immediately after the Reorganization, the net assets of the Fund were approximately $616,052,000.

Upon closing of the Reorganization, shareholders of Multi Cap Growth received shares of the Fund as follows:

Multi Cap Growth	Growth Portfolio
Class X	Class I
Class Y	Class II

Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Fund, the Fund's pro-forma results of operations for the period ended December 31, 2019, are approximately as follows:

Net investment loss(1)	$(1,530,000)
Net realized gain and unrealized gain(2)	$217,538,000
Net increase in net assets resulting from operations	$216,008,000

(1)  Approximately $(2,479,000) as reported, plus approximately $388,000 from Multi Cap Growth prior to the Reorganization, plus approximately $561,000 of estimated pro-forma eliminated expenses.

(2)  Approximately $100,979,000 as reported, plus approximately $116,559,000 from Multi Cap Growth prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Multi Cap Growth that have been included in the Fund's Statement of Operations since April 26, 2019.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$8,962	$—	$—	$8,962
Entertainment	65,452	—	—	65,452
Food & Staples Retailing	11,723	—	—	11,723
Health Care Equipment & Supplies	60,278	—	—	60,278
Health Care Providers & Services	11,411	—	—	11,411
Health Care Technology	41,424	—	1,982	43,406
Hotels, Restaurants & Leisure	6,523	—	—	6,523
Information Technology Services	232,189	16,530	—	248,719
Interactive Media & Services	167,340	—	—	167,340
Internet & Direct Marketing Retail	119,907	—	—	119,907
Life Sciences Tools & Services	31,650	—	—	31,650
Metals & Mining	1,181	—	—	1,181
Oil, Gas & Consumable Fuels	2,036	—	—	2,036
Pharmaceuticals	10,055	—	—	10,055
Road & Rail	53,369	—	—	53,369
Semiconductors & Semiconductor Equipment	17,230	—	—	17,230
Software	125,924	—	—	125,924
Specialty Retail	31,886	—	—	31,886
Total Common Stocks	998,540	16,530	1,982	1,017,052

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Preferred Stocks
Electronic Equipment, Instruments & Components	$—	$—	$—	†	$—	†
Internet & Direct Marketing Retail	—	20,394	—		20,394
Software	—	—	439		439
Total Preferred Stocks	—	20,394	439	†	20,833	†
Call Options Purchased	—	756	—		756
Short-Term Investment
Investment Company	72,673	—	—		72,673
Total Assets	$1,071,213	$37,680	$2,421	†	$1,111,314	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$1,511	$11,897
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	(9,919	)††
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	471	(1,539)
Realized gains (losses)	—	—
Ending Balance	$1,982	$439	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$471	$(1,539)

†  Includes a security valued at zero.

††  A security transferred out of level 3 due to an Initial Public Offering.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2020.

	Fair Value at December 31, 2020 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Common Stock	$1,982	Discounted Cash Flow	Weighted Average Cost of Capital	13.0%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.3	x	Increase
			Discount for Lack of Marketability	13.0%		Decrease
Preferred Stock	$439	Discounted Cash Flow	Weighted Average Cost of Capital	14.5%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	5.0	x	Increase
			Discount for Lack of Marketability	15.0%		Decrease
		Comparable Transactions	Enterprise Value/ Revenue	4.0	x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premiums paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$756	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,781	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,887	)(c)

(c)  Amounts are included in Investments in the Statement of Operations.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$756	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$635	$—	$(635)	$0
Royal Bank of Scotland	121	—	(121)	0
Total	$756	$—	$(756)	$0

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	517,462,000

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.32% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57% for Class I shares and 0.82% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $1,432,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $439,902,000 and $662,074,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $45,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,219	$370,175	$302,721	$43
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$72,673

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund engaged in cross-trade sales of approximately

$25,191,000, which resulted in net realized gains of approximately $24,031,000.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2019 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$13,028	$77,000	$—	$33,200

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$34,650	$250,363

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 69.1%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Growth Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2021

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $77,000,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
3386948 EXP 02.28.22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

U.S. Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Liquidity Risk Management Program	19
Federal Tax Notice	20
Director and Officer Information	21

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the U.S. Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,141.80	$1,021.01	$4.41	$4.17	0.82%
U.S. Real Estate Portfolio Class II	1,000.00	1,140.20	1,019.76	5.76	5.43	1.07

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of -16.85%, net of fees, and -17.10%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned -8.00%, and underperformed the S&P 500® Index, which returned 18.40%.

Factors Affecting Performance

•  U.S. real estate securities declined during 2020 as the impacts of COVID-19 and the widespread economic and social shutdowns experienced in the country disproportionately impacted fundamentals for the property sector. Real estate securities did recover throughout the year, as markets responded positively to fiscal and monetary stimulus policies. Additionally, the sector was supported by relatively stable earnings and dividends and improving rent collection data. Importantly, real estate posted strong gains in the fourth quarter of 2020, after a strong rally in November on news that the Pfizer-BioNTech and Moderna vaccines were over 90% effective in preventing COVID-19.

•  The largest declines for the year were experienced in the retail, hotel and office property sectors.

•  Retail real estate experienced a pullback for the year given the direct impact social distancing and quarantining measures have had on earnings. The retail sector underperformed as malls declined 37.5% and shopping centers declined 27.7% for the full year.i The temporary closure of a significant faction of retail real estate impaired cash rent collections. Additionally, the strain that the pandemic has placed on retail tenants has called into question the solvency of such tenants going forward, leading to greater uncertainty in cash flow projections for retail landlords.

•  The Fund's security selection and overweight allocation to regional malls detracted from performance for the year. However, the underweight to shopping centers overall,

coupled with positive security selection contributed to performance for the Fund.

•  Office real estate also underperformed for the year, as growing uncertainty regarding the potential structural impact of the work-from-home theme impacted the sector. Despite this increased uncertainty, office companies have continued to have high rent collections and limited tenant bankruptcies.

•  Within office, primary central business district (CBD) offices declined 22.0%, and secondary CBD/suburban offices declined 15.6%.i The Fund's overweight allocation to offices detracted from performance. Stock selection in the office sector also detracted from performance.

•  Hotel stocks underperformed for the year (-25.8%) due to a significant decline in demand stemming from a pullback in both business and leisure travel as a result of the pandemic. Despite this headwind, the Fund's positions in select hotel companies favorably contributed to performance.

•  Data centers and industrial were top performers over the course of the year, returning 21% and 13%, respectively.i Both of these sectors benefited from increased demand as a result of the COVID-19 pandemic stemming from the increased need for digital infrastructure and e-commerce fulfillment. An underweight in data centers detracted from performance.

•  Despite an underweight position in the industrial sector detracting from the Fund's performance, favorable security selection was additive for the year.

Management Strategies

•  While real estate securities posted a negative return for the year, recent market strength in the asset class is supported by a number of macro and fundamental factors, including continued monetary stimulus, vaccine discovery and clarity on the timeline for successful vaccine dissemination and the reopening of economies. Additionally, the relative valuation of real estate securities is attractive compared to investable alternatives including the broader equity market, fixed income and direct property investment.

•  For these reasons, we have a favorable outlook for real estate over the next year, however, continue to believe active management with a keen focus on relative value is important.

(i)  Returns provided are a sub-segment of the FTSE Nareit Equity REITs Index. Data as of December 31, 2020.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

•  The investment philosophy of the Fund has evolved to incorporate equity multiples and cash flow growth estimates, in addition to the more traditional net asset value approach. By incorporating both an equity market valuation and more traditional real estate valuation, we believe the Fund will be better prepared to identify securities with the best expected total returns.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE Nareit Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2020
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	–16.85%	0.10%	5.25%	8.06%
FTSE Nareit Equity REITs Index	–8.00	4.77	8.31	8.71
S&P 500® Index	18.40	15.22	13.88	8.76
Fund – Class II(5)	–17.10	–0.15	4.99	8.34
FTSE Nareit Equity REITs Index	–8.00	4.77	8.31	9.70
S&P 500® Index	18.40	15.22	13.88	10.31

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (97.5%)
Apartments (15.7%)
American Campus Communities, Inc. REIT	90,246	$3,860
Apartment Income Corp. REIT (a)	93,116	3,577
AvalonBay Communities, Inc. REIT	113,054	18,137
Camden Property Trust REIT	78,205	7,814
Equity Residential REIT	248,522	14,733
Essex Property Trust, Inc. REIT	26,604	6,316
UDR, Inc. REIT	56,938	2,188
		56,625
Data Centers (9.7%)
Digital Realty Trust, Inc. REIT	133,666	18,648
Equinix, Inc. REIT	20,192	14,421
QTS Realty Trust, Inc., Class A REIT	30,320	1,876
		34,945
Diversified (4.7%)
JBG SMITH Properties REIT	210,408	6,580
Mack-Cali Realty Corp. REIT	259,458	3,233
VEREIT, Inc. REIT	189,264	7,152
		16,965
Free Standing (1.4%)
NETSTREIT Corp. REIT	265,140	5,168
Health Care (11.9%)
Healthcare Realty Trust, Inc. REIT	269,990	7,992
Healthcare Trust of America, Inc., Class A REIT	118,352	3,259
Healthpeak Properties, Inc. REIT	336,298	10,166
Medical Properties Trust, Inc. REIT	297,431	6,481
Sabra Health Care, Inc. REIT	146,594	2,546
Ventas, Inc. REIT	176,213	8,642
Welltower, Inc. REIT	56,860	3,674
		42,760
Industrial (11.1%)
Duke Realty Corp. REIT	90,779	3,628
First Industrial Realty Trust, Inc. REIT	29,899	1,260
Granite REIT (Canada)	31,633	1,936
ProLogis, Inc. REIT	331,761	33,063
		39,887
Lodging/Resorts (6.0%)
Host Hotels & Resorts, Inc. REIT	618,689	9,051
RLJ Lodging Trust REIT	286,622	4,056
Sunstone Hotel Investors, Inc. REIT	740,492	8,390
		21,497
Manufactured Homes (1.5%)
Equity Lifestyle Properties, Inc. REIT	88,000	5,576
Office (12.5%)
Alexandria Real Estate Equities, Inc. REIT	33,390	5,951
Boston Properties, Inc. REIT	111,833	10,571
Cousins Properties, Inc. REIT	158,247	5,301
Douglas Emmett, Inc. REIT	61,208	1,786
Highwoods Properties, Inc. REIT	32,290	1,280
	Shares	Value (000)
Hudson Pacific Properties, Inc. REIT	349,577	$8,397
Kilroy Realty Corp. REIT	74,396	4,270
SL Green Realty Corp. REIT	123,310	7,347
		44,903
Regional Malls (5.0%)
Simon Property Group, Inc. REIT	209,690	17,882
Self Storage (7.2%)
CubeSmart REIT	234,700	7,888
Public Storage REIT	78,250	18,070
		25,958
Shopping Centers (5.1%)
Brixmor Property Group, Inc. REIT	389,432	6,445
Regency Centers Corp. REIT	143,630	6,548
Weingarten Realty Investors REIT	250,055	5,419
		18,412
Single Family Homes (4.2%)
Invitation Homes, Inc. REIT	504,971	14,998
Specialty (1.5%)
Gaming and Leisure Properties, Inc. REIT	127,533	5,407
Total Common Stocks (Cost $272,634)		350,983
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $5,321)	5,320,846	5,321
Total Investments (99.0%) (Cost $277,955) (b)		356,304
Other Assets in Excess of Liabilities (1.0%)		3,541
Net Assets (100.0%)		$359,845

(a)  Non-income producing security.

(b)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $285,228,000. The aggregate gross unrealized appreciation is approximately $74,536,000 and the aggregate gross unrealized depreciation is approximately $3,460,000, resulting in net unrealized appreciation of approximately $71,076,000.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Apartments	15.9%
Other*	15.0
Office	12.6
Health Care	12.0
Industrial	11.2
Data Centers	9.8
Self Storage	7.3
Lodging/Resorts	6.0
Shopping Centers	5.2
Regional Malls	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $272,634)	$350,983
Investment in Security of Affiliated Issuer, at Value (Cost $5,321)	5,321
Total Investments in Securities, at Value (Cost $277,955)	356,304
Foreign Currency, at Value (Cost $5)	5
Dividends Receivable	2,355
Receivable for Investments Sold	2,337
Receivable for Fund Shares Sold	127
Receivable from Affiliate	—	@
Other Assets	31
Total Assets	361,159
Liabilities:
Payable for Fund Shares Redeemed	592
Payable for Advisory Fees	452
Payable for Servicing Fees	132
Payable for Distribution Fees — Class II Shares	41
Payable for Administration Fees	25
Payable for Professional Fees	17
Payable for Custodian Fees	5
Payable for Transfer Agency Fees	3
Other Liabilities	47
Total Liabilities	1,314
NET ASSETS	$359,845
Net Assets Consist of:
Paid-in-Capital	$317,268
Total Distributable Earnings	42,577
Net Assets	$359,845
CLASS I:
Net Assets	$169,291
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,883,765 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$17.13
CLASS II:
Net Assets	$190,554
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,188,357 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$17.03

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$9,938
Dividends from Security of Affiliated Issuer (Note H)	12
Total Investment Income	9,950
Expenses:
Advisory Fees (Note B)	2,407
Servicing Fees (Note D)	502
Distribution Fees — Class II Shares (Note E)	457
Administration Fees (Note C)	275
Professional Fees	109
Shareholder Reporting Fees	51
Custodian Fees (Note G)	17
Transfer Agency Fees (Note F)	14
Directors' Fees and Expenses	10
Pricing Fees	3
Other Expenses	16
Total Expenses	3,861
Waiver of Advisory Fees (Note B)	(586)
Rebate from Morgan Stanley Affiliate (Note H)	(12)
Net Expenses	3,263
Net Investment Income	6,687
Realized Loss:
Investments Sold	(36,827)
Foreign Currency Translation	(1)
Net Realized Loss	(36,828)
Change in Unrealized Appreciation (Depreciation):
Investments	(37,337)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(37,337)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(74,165)
Net Decrease in Net Assets Resulting from Operations	$(67,478)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,687	$9,607
Net Realized Gain (Loss)	(36,828)	13,948
Net Change in Unrealized Appreciation (Depreciation)	(37,337)	49,796
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,478)	73,351
Dividends and Distributions to Shareholders:
Class I	(9,097)	(11,305)
Class II	(9,892)	(12,425)
Total Dividends and Distributions to Shareholders	(18,989)	(23,730)
Capital Share Transactions:(1)
Class I:
Subscribed	28,573	15,265
Distributions Reinvested	9,097	11,305
Redeemed	(28,557)	(34,028)
Class II:
Subscribed	28,140	13,892
Distributions Reinvested	9,892	12,425
Redeemed	(29,553)	(43,241)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	17,592	(24,382)
Total Increase (Decrease) in Net Assets	(68,875)	25,239
Net Assets:
Beginning of Period	428,720	403,481
End of Period	$359,845	$428,720
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,848	703
Shares Issued on Distributions Reinvested	616	531
Shares Redeemed	(1,728)	(1,572)
Net Increase (Decrease) in Class I Shares Outstanding	736	(338)
Class II:
Shares Subscribed	1,846	642
Shares Issued on Distributions Reinvested	673	587
Shares Redeemed	(1,795)	(2,015)
Net Increase (Decrease) in Class II Shares Outstanding	724	(786)
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$21.93		$19.52		$21.72		$21.39		$20.28
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.35		0.51		0.51		0.45		0.35
Net Realized and Unrealized Gain (Loss)	(4.20)		3.15		(2.13)		0.20		1.04
Total from Investment Operations	(3.85)		3.66		(1.62)		0.65		1.39
Distributions from and/or in Excess of:
Net Investment Income	(0.48)		(0.42)		(0.58)		(0.32)		(0.28)
Net Realized Gain	(0.47)		(0.83)		—		—		—
Total Distributions	(0.95)		(1.25)		(0.58)		(0.32)		(0.28)
Net Asset Value, End of Period	$17.13		$21.93		$19.52		$21.72		$21.39
Total Return(3)	(16.85)%		18.94%		(7.71)%		3.11%		6.81%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$169,291		$200,635		$185,191		$228,487		$251,517
Ratio of Expenses Before Expense Limitation	0.99%		0.97%		1.03%		1.07%		1.06%
Ratio of Expenses After Expense Limitation	0.82	%(4)	0.82	%(4)	0.86	%(4)(5)	0.92	%(4)(6)	0.97	%(4)(7)
Ratio of Net Investment Income	2.07	%(4)	2.36	%(4)	2.47	%(4)	2.13	%(4)	1.66	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	50%		20%		40%		44%		21%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class I shares. Prior to July 1, 2018, the maximum ratio was 0.90% for Class I shares.

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.95% for Class I shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class I shares. Prior to July 1, 2016, the maximum ratio was 1.00% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$21.80		$19.40		$21.59		$21.26		$20.16
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.45		0.46		0.40		0.29
Net Realized and Unrealized Gain (Loss)	(4.17)		3.14		(2.13)		0.20		1.04
Total from Investment Operations	(3.87)		3.59		(1.67)		0.60		1.33
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.36)		(0.52)		(0.27)		(0.23)
Net Realized Gain	(0.47)		(0.83)		—		—		—
Total Distributions	(0.90)		(1.19)		(0.52)		(0.27)		(0.23)
Net Asset Value, End of Period	$17.03		$21.80		$19.40		$21.59		$21.26
Total Return(3)	(17.10)%		18.68%		(7.97)%		2.87%		6.55%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$190,554		$228,085		$218,290		$283,481		$298,254
Ratio of Expenses Before Expense Limitation	1.24%		1.22%		1.28%		1.32%		1.31%
Ratio of Expenses After Expense Limitation	1.07	%(4)	1.07	%(4)	1.11	%(4)(5)	1.17	%(4)(6)	1.22	%(4)(7)
Ratio of Net Investment Income	1.82	%(4)	2.11	%(4)	2.22	%(4)	1.88	%(4)	1.41	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	50%		20%		40%		44%		21%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.07% for Class II shares. Prior to July 1, 2018, the maximum ratio was 1.15% for Class II shares.

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.20% for Class II shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class II shares. Prior to July 1, 2016, the maximum ratio was 1.25% for Class II shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the

Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$56,625	$—	$—	$56,625
Data Centers	34,945	—	—	34,945
Diversified	16,965	—	—	16,965
Free Standing	5,168	—	—	5,168
Health Care	42,760	—	—	42,760
Industrial	39,887	—	—	39,887
Lodging/Resorts	21,497	—	—	21,497
Manufactured Homes	5,576	—	—	5,576
Office	44,903	—	—	44,903
Regional Malls	17,882	—	—	17,882
Self Storage	25,958	—	—	25,958
Shopping Centers	18,412	—	—	18,412
Single Family Homes	14,998	—	—	14,998
Specialty	5,407	—	—	5,407
Total Common Stocks	350,983	—	—	350,983
Short-Term Investment
Investment Company	5,321	—	—	5,321
Total Assets	$356,304	$—	$—	$356,304

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.82% for Class I shares and 1.07% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $586,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $179,935,000 and $167,769,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $12,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$4,416	$59,572	$58,667	$12
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$5,321

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,512	$9,477	$8,744	$14,986

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to an adjustment to prior period equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)	Paid-in Capital (000)
$2	$(2)

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$7,684	$—

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $2,162,000 and $33,996,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Notes to Financial Statements (cont'd)

portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 62.8%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 19, 2021

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 0.02% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $9,477,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
3386951 EXP 02.28.22

Item 2. Code of Ethics.

(a)            The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            No information need be disclosed pursuant to this paragraph.

(c)            Not applicable.

(d)            Not applicable.

(e)            Not applicable.

(f)

(1)            The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)            Not applicable.

(3)            Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2020

	Registrant		Covered Entities(1)
Audit Fees	$531,866		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$231,320	(4)
All Other Fees	$—		$—	(5)
Total Non-Audit Fees	—		$231,320

Total	$531,866		$231,320

2019

	Registrant		Covered Entities(1)
Audit Fees	$524,866		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$55,966	(3)	$535,939	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$55,966		$565,939

Total	$580,832		$565,939

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3            This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)       Not applicable.

(g)      See table above.

(h)      The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$400,000 PwC	N/A
Identification of Passive Foreign Investment Companies PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$150,000 PwC $125,000 PwC	* *
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC/EY	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2020/2021 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Insurance Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2021

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 16, 2021